     As filed with the Securities and Exchange Commission on March 18, 2005

                                                     Securities Act File No. [ ]
                                       Investment Company Act File No. 811-06362

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                        [ ] PRE-EFFECTIVE AMENDMENT NO. _

                       [ ] POST-EFFECTIVE AMENDMENT NO. _

                        (CHECK APPROPRIATE BOX OR BOXES)

                           VAN KAMPEN MUNICIPAL TRUST

         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                                 (800) 847-2424
                        (AREA CODE AND TELEPHONE NUMBER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                             AMY R. DOBERMAN, ESQ.
                                MANAGING DIRECTOR
                           VAN KAMPEN INVESTMENTS INC.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPIES TO:

                              WAYNE W. WHALEN, ESQ.
                             CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                              333 WEST WACKER DRIVE
                             CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

================================================================================
Approximate Date of Proposed:
As soon as practicable after this Registration Statement is declared effective.

============================================================================================================================
                             CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
----------------------------------------------------------------------------------------------------------------------------
          TITLE OF SECURITIES              AMOUNT BEING      PROPOSED MAXIMUM           PROPOSED             AMOUNT OF
           BEING REGISTERED               REGISTERED (1)      OFFERING PRICE       MAXIMUM AGGREGATE      REGISTRATION FEE
                                                                 PER UNIT            OFFERING PRICE
---------------------------------------- ----------------- --------------------- ----------------------- -------------------
Common Shares ($0.01 par value)              1,000         $      14.645(1)      $    14,655             $     117.70
---------------------------------------- ----------------- --------------------- ----------------------- -------------------
Auction Preferred Shares ($0.01 par
value)                                          40         $      25,000         $ 1,000,000             $     117.70
---------------------------------------- ----------------- --------------------- ----------------------- -------------------

(1) Average of high and low reported price for common shares on March 16, 2005.

         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                EXPLANATORY NOTE

This Registration Statement is organized as follows:

     o    Questions and Answers to Investment Grade Municipal Trust Shareholders

     o Notice of Special Meeting of Shareholders of Investment Grade Municipal Trust

     o Proxy Statement/Prospectus regarding the Proposed Reorganization of Van Kampen Investment Grade Municipal Trust into Van Kampen Municipal Trust

     o Statement of Additional Information regarding the Reorganization of Investment Grade Municipal Trust into Van Kampen Municipal Trust

     o    Part C Information

     o    Exhibits

                                --  MAY 2005  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                    TO SHAREHOLDERS OF VAN KAMPEN INVESTMENT
                             GRADE MUNICIPAL TRUST
--------------------------------------------------------------------------------

                                                             Questions & Answers

---------------------------------------
Although we recommend that you read the complete Proxy Statement/Prospectus, We have provided for your convenience a brief overview of the issue to be voted on.
---------------------------------------
Q      WHY IS A SHAREHOLDER
       MEETING BEING HELD?
A      You are being asked to
vote on a reorganization (the "Reorganization") of Van Kampen Investment Grade Municipal Trust (the "Target Fund") into Van Kampen Municipal Trust (the "Acquiring Fund"), a closed-end investment company that has the same investment objective and substantially similar investment policies as the Target Fund.
Q      WHY IS THE REORGANIZATION
       BEING RECOMMENDED?
A      The Board of Trustees of the
Target Fund has determined that the Reorganization will benefit common shareholders of the Target Fund. The Target Fund and the Acquiring Fund are substantially similar. Each Fund invests primarily in investment grade municipal securities and has the same investment objective to seek to provide a high level of current income exempt from federal income tax consistent with preservation of capital. Each Fund is managed by similar investment advisory personnel. After the Reorganization, it is anticipated that common shareholders of each Fund will experience a reduced overall operating expense ratio, as certain fixed administrative costs will be spread across the combined fund's larger asset base. It is not anticipated that the Reorganization will directly benefit holders of preferred shares of the Target Fund; however, it is anticipated that the holders of preferred shares of each Fund will not be adversely affected by the Reorganization, and none of the expenses of the Reorganization will be borne by preferred shareholders.

Q      HOW WILL THE
       REORGANIZATION AFFECT ME?
A      Assuming shareholders of
the Target Fund approve the Reorganization, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund, you will become a shareholder of the Acquiring Fund and the Target Fund will dissolve. If you are a holder of common shares of the Target Fund, you will receive newly-issued common shares of the Acquiring Fund, and if you are a holder of preferred shares of the Target Fund, you will receive newly-issued preferred shares of the Acquiring Fund. The aggregate net asset value of the common shares you receive in the Reorganization will equal the net asset value of the common shares you own immediately prior to the Reorganization less the costs of the Reorganization (though you may receive cash for fractional shares). The aggregate liquidation preference of the preferred shares you receive in the Reorganization will equal the aggregate liquidation preference of the preferred shares you own immediately prior to the Reorganization. No certificates for shares of the Acquiring Fund will be issued in connection with the Reorganization, although such certificates will be available upon request.
Q      WILL I HAVE TO PAY ANY
       SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?
A      You will pay no sales loads
or commissions in connection with the Reorganization. However, if the Reorganization is completed, the costs associated with the Reorganization, including the costs associated with the shareholder meeting, will be borne by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a consequence of the Reorganization.
Q      WILL I HAVE TO PAY ANY
       FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?
A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the Acquiring Fund or as a result of its dissolution.

       Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.
Q      HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this Proxy Statement/Prospectus. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q      HOW DOES THE BOARD OF
       TRUSTEES OF THE TARGET FUND SUGGEST I VOTE?
A      After careful consideration,
the Board of Trustees of the Target Fund recommend that you vote "FOR" the Reorganization Agreement as described in the Proxy Statement/Prospectus.
Q      WHOM DO I CONTACT FOR
       FURTHER INFORMATION?
A      You can contact your
financial adviser for further information. You may also call Van Kampen's Client Relations Department at (800) 847-2424 (Telecommunication Device for the Deaf users may call (800) 421-2833) or visit our web site at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the proposed Reorganization using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Approval of Reorganization -- mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[X]  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE

                                VAN KAMPEN XXXXX
                      JOINT ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                             FOR ALL
                          FOR ALL  WITHHOLD  EXCEPT
1x.  Authority to vote        [ ]    [ ]       [ ]      2. To transact such other business as may
     for the election as                                   properly come before the Meeting.
     Class X Trustees
     the nominees named
     below:

XXXXXXXXX, XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for any one or more
     individual nominee check "For All Except" and write
     the nominee's name on the line below.
     ----------------------------------

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                                   VAN KAMPEN

                        INVESTMENT GRADE MUNICIPAL TRUST

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 847-2424

                           NOTICE OF SPECIAL MEETING
                                OF SHAREHOLDERS

                          TO BE HELD ON JUNE 22, 2005

  Notice is hereby given that a special meeting of shareholders (the "Special Meeting") of Van Kampen Investment Grade Municipal Trust (the "Target Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at 2:30 p.m. for the following purposes:

    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and Van Kampen Municipal Trust (the "Acquiring Fund"), the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended, and the dissolution of the Target Fund under applicable state law; and

    2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  Shareholders of record as of the close of business on April 25, 2005 are entitled to vote at the Special Meeting or any adjournment thereof.

  THE BOARD OF TRUSTEES OF THE TARGET FUND REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  THE BOARD OF TRUSTEES OF THE TARGET FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

        FOR THE REORGANIZATION AGREEMENT AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD PROMPTLY.

                                       For the Board of Trustees,

                                       LOU ANNE MCINNIS
                                       Assistant Secretary
                                       Van Kampen Investment Grade Municipal
                                       Trust

[         ], 2005

                             ---------------------

                            YOUR VOTE IS IMPORTANT.
               PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE
             ENCLOSED PROXY CARD NO MATTER HOW MANY SHARES YOU OWN.

The information in this Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Proxy Statement/Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                  SUBJECT TO COMPLETION, DATED MARCH 18, 2005

                           PROXY STATEMENT/PROSPECTUS

                                   VAN KAMPEN
                        INVESTMENT GRADE MUNICIPAL TRUST

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                                 (800) 847-2424

                        SPECIAL MEETING OF SHAREHOLDERS

                                  MAY   , 2005

  This Proxy Statement/Prospectus is furnished to you as a shareholder of Van Kampen Investment Grade Municipal Trust (the "Target Fund"). A special meeting of shareholders of the Target Fund (the "Special Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on June 22, 2005 at 2:30 p.m. to consider the items listed below and discussed in greater detail elsewhere in this Proxy Statement/Prospectus. If you are unable to attend the Special Meeting or any adjournment thereof, the Board of Trustees of the Target Fund requests that you vote your shares by completing and returning the enclosed proxy card. The approximate mailing date of this Proxy Statement/Prospectus is May , 2005.

  The purposes of the Special Meeting are:

    1. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Target Fund and Van Kampen Municipal Trust (the "Acquiring Fund"), the termination of the Target Fund's registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and the dissolution of the Target Fund under applicable state law; and

    2. To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

  The Reorganization Agreement that you are being asked to consider involves a transaction that will be referred to in this Proxy Statement/Prospectus as the "Reorganization." The Reorganization seeks to combine two substantially similar funds to achieve certain economies of scale and other operational efficiencies. Each Fund invests primarily in investment grade municipal securities and has the same investment objective to seek to provide a high level of current income exempt from federal income tax consistent with preservation of capital. The Target Fund and the Acquiring Fund are sometimes referred to herein each as a "Fund" and collectively as the "Funds".

  In the Reorganization, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange solely for an equal aggregate value of newly-issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares"), and newly-issued series [ ] auction preferred shares of the Acquiring Fund with a par value of $0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") and Acquiring Fund APS to holders of Remarketed Preferred Shares of the Target Fund ("Target Fund RP"), and will then terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of the Target Fund Common Shares less the costs of the Reorganization (though you may receive cash for fractional shares) held immediately prior to the Reorganization and the aggregate liquidation preference of the Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of the Target Fund RP held immediately prior to the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end investment company with the investment objective and policies described in this Proxy Statement/Prospectus. Acquiring Fund APS and Target Fund RP are sometimes referred to herein collectively as "Preferred Shares".

  This Proxy Statement/Prospectus sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization Agreement and constitutes an offering of Acquiring Fund Common Shares and Acquiring Fund APS only. Please read it carefully and retain it for future
reference. A Statement of Additional Information, dated May   , 2005, relating
to this Proxy Statement/ Prospectus (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." Copies of each Fund's most recent annual report and semi-annual report can be obtained on a web site maintained by Van Kampen Investments Inc. at www.vankampen.com. In addition, each Fund will furnish, without charge, a copy of the Reorganization Statement of Additional Information, its most recent annual report and most recent semi-annual report to any shareholder upon request. Any such request should be directed to the Van Kampen Client Relations Department by calling (800) 847-2424 (TDD users may call (800) 421-2833) or by writing to the respective Fund at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. The address of the principal executive offices of the Funds is 1221 Avenue of the Americas, New York, New York 10020, and the telephone number is (800) 847-2424.

  The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements, proxy material and other information with the SEC. Materials filed with the SEC can be reviewed and copied at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549 or downloaded from the SEC's web site at www.sec.gov. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC, 20549-0102.

  The Acquiring Fund Common Shares are listed on the New York Stock Exchange (the "NYSE") and the Chicago Stock Exchange (the "CHX") under the ticker symbol "VKQ" will continue to be so listed subsequent to the Reorganization. The common shares of the Target Fund are listed on the NYSE and the CHX under the ticker symbol "VIG". Reports, proxy statements and other information concerning the Funds may be inspected at the offices of the NYSE, 20 Broad, New York, New York 10005.

  This Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of the Acquiring Fund Common Shares and the Acquiring Fund APS in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Proxy Statement/ Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

  The Board of Trustees of the Target Fund knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  The date of this Proxy Statement/Prospectus is May   , 2005.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................    1
  The Proposed Reorganization...............................    1
  Background and Reasons for the Proposed Reorganization....    1
  Expenses..................................................    2
  Further Information Regarding the Reorganization..........    3
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................    4
  Market Risk...............................................    4
  Interest Rate Risk........................................    5
  Credit Risk...............................................    5
  Income Risk...............................................    5
  Nonpayment Risk...........................................    6
  Call Risk.................................................    6
  Municipal Securities Risk.................................    6
  Risks of Using Strategic Transactions.....................    6
  Manager Risk..............................................    7
  Market Discount Risk......................................    7
  Leverage Risk.............................................    7
  Anti-Takeover Provisions..................................    8
  Special Risks Related to Preferred Shares.................    9
COMPARISON OF THE FUNDS.....................................   10
  Investment Objectives and Policies........................   10
  Other Investment Practices and Policies...................   13
  Investment Restrictions...................................   15
  Management of the Funds...................................   18
  Additional Information about Common Shares of the Funds...   22
  Common Share Price Data...................................   23
  Preferred Shares..........................................   26
  Governing Law.............................................   30
  Certain Provisions of the Declaration of Trust............   31
  Conversion to Open-End Fund...............................   32
  Voting Rights.............................................   33
  Financial Highlights......................................   34
INFORMATION ABOUT THE REORGANIZATION........................   34
  General...................................................   34
  Terms of the Reorganization Agreement.....................   36
  Material U.S. Federal Income Tax Consequences of the
    Reorganization..........................................   38
  Legal Matters.............................................   40
OTHER INFORMATION...........................................   40
  Voting Information and Requirements.......................   40
  Shareholder Information...................................   41
  Section 16(a) Beneficial Ownership Reporting Compliance...   41
  Shareholder Proposals.....................................   42
  Solicitation of Proxies...................................   42
  Other Matters to Come Before the Meeting..................   42

 ------------------------------------------------------------------------------
                                    SUMMARY
 ------------------------------------------------------------------------------

  The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified in its entirety by reference to the more complete information contained in this Proxy Statement/Prospectus and in the Reorganization Statement of Additional Information. Shareholders should read the entire Proxy Statement/Prospectus carefully.

THE PROPOSED REORGANIZATION

  The Board of Trustees of the Target Fund, including the trustees who are not "interested persons" of the Target Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. If the shareholders of the Target Fund approve the Reorganization Agreement, Acquiring Fund Common Shares and series [ ] Acquiring Fund APS will be issued to holders of Target Fund Common Shares and Target Fund RP, respectively, in exchange for substantially all of the assets of the Target Fund and the assumption of substantially all of the liabilities of the Target Fund. The Target Fund will then terminate its registration under the 1940 Act and dissolve under applicable state law. The aggregate net asset value of Acquiring Fund Common Shares received in the Reorganization will equal the aggregate net asset value of Target Fund Common Shares held immediately prior to the Reorganization less the costs of the Reorganization (though you may receive cash for fractional shares) and the aggregate liquidation preference of Acquiring Fund APS received in the Reorganization will equal the aggregate liquidation preference of Target Fund RP held immediately prior to the Reorganization.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

  The Reorganization seeks to combine two substantially similar funds to achieve certain economies of scale and other operational efficiencies. Each Fund is registered as a diversified closed-end management investment company under the 1940 Act. Each Fund invests primarily in investment grade municipal securities. The investment objective of each Fund is to seek to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Acquiring Fund invests at least 80% of its total assets in municipal securities rated or deemed investment grade at the time of investment. The Target Fund invests at least 80% of its total assets in tax-exempt municipal securities rated or deemed investment grade at the time of investment. The Funds are managed by similar investment advisory personnel.

  The proposed Reorganization will combine the assets of these similar funds by reorganizing the Target Fund into the Acquiring Fund. The Board of Trustees of the Target Fund (the "Target Fund Board"), based upon its evaluation of all relevant information, anticipates that the Reorganization will benefit holders of Target Fund Common Shares. In particular, the Target Fund Board believes, based on data presented by Van Kampen Asset Management, investment adviser to each of the Funds (the "Adviser"), that holders of Target Fund Common Shares will experience a reduced overall operating expense ratio as a result of the Reorganization. The combined fund resulting from the Reorganization will have a larger asset base than either of the Funds has currently; certain fixed administrative costs, such as costs of printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across this larger asset base, thereby lowering the expense ratio for common shareholders of the combined fund.

EXPENSES

  The table below illustrates the anticipated reduction in operating expenses expected as a result of the Reorganization. The table sets forth (i) the fees and expenses paid by the Target Fund for the 12-month period ended October 31, 2004, (ii) the fees and expenses paid by the Acquiring Fund for the 12-month period ended October 31, 2004 and (iii) the pro forma fees and expenses for the Acquiring Fund for the 12-month period ended October 31, 2004, assuming the Reorganization had been completed at the beginning of such period.

        FEE AND EXPENSE TABLE FOR COMMON SHAREHOLDERS OF THE TARGET FUND
                 AND THE ACQUIRING FUND AS OF OCTOBER 31, 2004

                                                          ACTUAL
                                                    ------------------   PRO FORMA
                                                    TARGET   ACQUIRING   ACQUIRING
                                                     FUND      FUND        FUND
                                                    ------   ---------   ---------
Common Shareholder Transaction Expenses(a):
Maximum Sales Load (as a percentage of offering
  price)(b).......................................   None      None        None
Dividend Reinvestment Plan Fees...................   None      None        None
Annual Expenses (as a percentage of net assets
  attributable to Common Shares):
Investment Advisory Fees(c).......................   0.82%     0.82%       0.82%
Interest Payments on Borrowed Funds...............      0%        0%          0%
Other Expenses....................................   0.61%     0.24%       0.24%
  Total Annual Expenses(c)........................   1.43%     1.06%       1.06%

---------------

(a) No information is presented with respect to Preferred Shares because holders of Preferred Shares do not bear any operating expenses of either Fund and will not bear any operating expenses of the combined fund.

(b) Common shares purchased in the secondary market may be subject to brokerage commissions or other charges. No sales load will be charged on the issuance of shares in the Reorganization. Common shares are not available for purchase from the Funds but may be purchased through a broker-dealer subject to individually negotiated commission rates.

(c) Expense information has been restated to reflect management fees in effect as of November 1, 2004. If assets attributable to Preferred Shares were included, the investment advisory fees for each Fund and for the Acquiring Fund on a pro forma basis would be 0.55%, 0.55% and 0.55% and the Total Annual Expenses would be 0.96%, 0.71% and 0.71%.

  The following example is intended to help you compare the costs of investing in the Acquiring Fund, both before and pro forma after the Reorganization, with the costs of investing in the Target Fund. An investor would pay the following expenses on a $1,000 investment, assuming (1) the operating expense ratio for each Fund (as a percentage of net assets attributable to Common Shares) set forth in the table above and (2) a 5% annual return throughout the period:

                                        1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                        ------   -------   -------   --------
Target Fund...........................   $ 15      $45       $78       $171
Acquiring Fund........................   $ 11      $34       $58       $129
Pro Forma -- Acquiring Fund...........   $ 11      $34       $58       $129

  The example set forth above assumes common shares of each Fund were purchased in the initial offerings and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The example should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the example.

FURTHER INFORMATION REGARDING THE REORGANIZATION

  The Target Fund Board has determined that the Reorganization is in the best interests of holders of Target Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund has determined that the Reorganization is in the best interests of holders of Acquiring Fund Common Shares and that the interests of such shareholders will not be diluted as a result of the Reorganization. It is not anticipated that the Reorganization will directly benefit the holders of Preferred Shares of either Fund; however, it is anticipated that the holders of Preferred Shares of each Fund will not be adversely affected by the Reorganization and the expenses of the Reorganization will not be borne by the holders of Preferred Shares of either Fund. As a result of the Reorganization, however, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in either of the separate Funds.

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

  The Reorganization is intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"). If the Reorganization so qualifies, in general, a shareholder of the Target Fund will recognize no gain or loss upon the receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for the shares of the Acquiring Fund or as a result of its dissolution. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss in connection with the Reorganization.

  The Target Fund Board requests that shareholders of the Target Fund approve the proposed Reorganization at the Special Meeting to be held on June 22, 2005. If shareholders of the Target Fund approve the Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about June 30, 2005, but it may be at a different time as described herein.

  The Target Fund Board recommends that you vote "FOR" the proposed Reorganization.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

  Because each Fund, under normal market conditions, invests at least 80% of its assets in investment grade municipal securities, any risks inherent in such investments are equally applicable to both Funds and will apply to the combined fund after the Reorganization. The Reorganization itself is not expected to adversely affect the rights of holders of common shares or Preferred Shares of either Fund or to create additional risks.

MARKET RISK

  Market risk is the possibility that the market values of securities owned by each Fund will decline. The prices of debt securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. Market risk is often greater among certain types of debt securities, such as zero coupon bonds which do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Funds to greater market risk than a fund that does not own these types of securities. When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement. This may adversely affect the prices or yields of the securities being purchased. The greater the Funds' outstanding commitments for these securities, the greater the Funds' exposure to market price fluctuations.

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

INTEREST RATE RISK

  Interest rate risk is the risk that prices of municipal securities generally increase when interest rates decline and decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

CREDIT RISK

  Credit risk refers to an issuer's ability to make timely payments of interest and principal. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The Acquiring Fund invests at least 80% of total assets in municipal bonds that are rated investment grade by ("S&P") or Moody's Investors Service Inc. ("Moody's") or comparably rated by another nationally recognized statistical rating organization or unrated securities considered by the Fund's investment adviser to be of comparable quality. The Target Fund invests at least 80% of total assets in tax-exempt municipal bonds that are rated investment grade by S&P or Moody's or comparably rated by another nationally recognized statistical rating organization or are unrated securities considered by the Fund's investment adviser to be of comparable quality. Each Fund may invest up to 20% of its assets in securities rated below investment grade (but not rated lower than B- by S&P or B3 by Moody's) or unrated securities considered by the Fund's investment adviser to be of comparable quality. Therefore, the Funds are subject to a higher level of credit risk than a fund that invests solely in investment grade securities. Securities rated BBB by S&P or Baa by Moody's are in the lowest of the four investment grades and are considered by the rating agencies to be medium-grade obligations which possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of non-investment grade securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest and principal. Lower-grade securities may have less liquidity and a higher incidence of default than higher-grade securities. The Funds may incur higher expenditures to protect the Funds' interests in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments, such as reduced revenues or increased expenditures, or adverse economic conditions, such as a recession, than are higher-grade securities.

INCOME RISK

  The income shareholders receive from a Fund is based primarily on interest rates of securities in a Fund's portfolio, which can vary widely over the short- and long-term. If interest rates drop, your income from such Fund may drop as well.

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

NONPAYMENT RISK

  Although the Funds invest at least 80% of their respective total assets in municipal securities that are rated investment grade at the time of investment, municipal securities, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the net asset value of the Fund.

CALL RISK

  If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or "call" their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Funds in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.

MUNICIPAL SECURITIES RISK

  Under normal market conditions, the Funds invest primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of overall debt securities markets. Although the interest received on municipal securities generally is exempt from federal income tax, each Fund may invest all or a substantial portion of its total assets in municipal securities that pay interest subject to the federal alternative minimum tax. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption generally applicable to interest received on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

RISKS OF USING STRATEGIC TRANSACTIONS

  Each Fund may engage in certain transactions ("Strategic Transactions") designed to, among other things, reduce its exposure to interest rate movements. For example, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial futures and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. If a Fund incorrectly forecasts market values, interest rates or other factors, that Fund's performance could suffer as a result of its Strategic Transactions. Each Fund also may suffer a loss if the other party to the Strategic Transaction fails to meet its obligations. The Funds are not required to use Strategic Transactions and may choose not to do so.

MANAGER RISK

  As with any managed fund, the investment adviser to each Fund may not be successful in selecting the best-performing securities or investment techniques, and a Funds' performance may lag behind that of similar funds.

MARKET DISCOUNT RISK

  Whether investors will realize gains or losses upon the sale of shares of a Fund will depend upon the market price of the shares at the time of sale and the price at which the shares were purchased, which may be less or more than such Fund's net asset value per share. Since the market price of the shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Funds, the Funds cannot predict whether shares of the Funds will trade at, below or above net asset value. Shares of closed-end funds often trade at a discount to their net asset values, and the Funds' shares may trade at such a discount.

LEVERAGE RISK

  Use of leverage, through the issuance of Preferred Shares, involves certain risks to holders of common shares of the Funds. For example, each Fund's issuance of Preferred Shares may result in higher volatility of the net asset value of its common shares and potentially more volatility in the market value of its common shares. In addition, changes in the short-term and medium-term dividend rates on, and the amount of taxable income allocable to, the Preferred Shares of a Fund will affect the yield to holders of common shares of such Fund. In certain circumstances, when a Fund is required to allocate taxable income to holders of its Preferred Shares, such Fund may be required to make an additional distribution to such holders in an amount approximately equal to the tax liability resulting from the allocation (an "Additional Dividend"). Leverage will allow holders of each Fund's common shares to realize a higher current rate of return than if such Fund were not leveraged as long as each Fund, while accounting for its costs and operating expenses, is able to realize a higher net return on its investment portfolio than the then-current dividend rate (and any Additional Dividend) paid on its Preferred Shares. Similarly, since a pro rata portion of each Fund's net realized capital gains is generally payable to holders of the each common shares, the use of leverage will increase the amount of such gains distributed to holders of each Fund's common shares. However, short-term, medium-term and long-term interest rates change from time to time as do their relationships to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which each Fund may be invested. To the extent that the current dividend rate (and any Additional Dividend) on a Fund's Preferred Shares approaches the net return on such Fund's investment portfolio, the benefit of leverage to holders of common shares of the Fund will be decreased. If the current dividend rate (and any Additional Dividend) on the Preferred Shares were to exceed the net return on a Fund's portfolio, holders of common shares of such Fund would receive a lower rate of return than if the Fund were not leveraged. Similarly, since both the costs of issuing Preferred Shares and any decline in the value of a Fund's investments (including investments purchased with the proceeds from any Preferred Shares offering) will be borne entirely by holders of such Fund's common shares, the effect of leverage in a declining market would result in a greater decrease in net asset value to holders of common shares than if such Fund were not leveraged. If a Fund is liquidated, holders of such Fund's Preferred Shares will be entitled to receive liquidating distributions before any distribution is made to holders of common shares of that Fund.

  In an extreme case, a decline in net asset value could affect a Fund's ability to pay dividends on its common shares. Failure to make such dividend payments could adversely affect a Fund's qualification as a regulated investment company under the federal tax laws. However, each Fund intends to take all measures necessary to make required Common Share dividend payments. If either Fund's current investment income is ever insufficient to meet dividend payments on either its common shares or its Preferred Shares, each Fund may have to liquidate certain of its investments. In addition, each Fund has the authority to redeem its Preferred Shares for any reason and may be required to redeem all or part of its Preferred Shares in the following circumstances:

  - if the asset coverage for the preferred shares declines below 200%, either as a result of a decline in the value of the Fund's portfolio investments or as a result of the repurchase of common shares in tender offers or otherwise, or

  - in order to maintain the asset coverage guidelines established by Moody's and S&P in rating the preferred shares.

  Redemption of the Preferred Shares or insufficient investment income to make dividend payments, may reduce the net asset value of each Fund's common shares and require each Fund to liquidate a portion of its investments at a time when it may be disadvantageous to do so.

ANTI-TAKEOVER PROVISIONS

  The Declaration of Trust of each Fund (in each case, the "Declaration of Trust") includes provisions that could limit the ability of other entities or persons to acquire control of that Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of either Fund.

SPECIAL RISKS RELATED TO PREFERRED SHARES

  AUCTION/REMARKETING RISK. The dividend rate for the APS normally is set through an auction process. In the auction, preferred shareholders may indicate the dividend rate at which they would be willing to hold or sell their shares or purchase additional shares. An auction fails if there are more APS offered for sale than there are buyers, in which case preferred shareholders may not be able to sell their APS. Also, if preferred shareholders place bids to retain shares at an auction only at a specified dividend rate and that rate exceeds the rate set at the auction, they will not retain their shares. Additionally, if preferred shareholders buy shares or elect to retain shares without specifying a dividend rate below which they would not wish to buy or continue to hold those APS, they could receive a lower rate of return on their shares than the market rate. Finally, the dividend period for the APS may be changed by the Acquiring Fund, subject to certain conditions, including notice to preferred shareholders, which could also affect the liquidity of an investment in APS.

  The dividend rate on the RP of the Target Fund is set using a remarketing process, which has separate risks. There can be no assurance that the remarketing agent will be able to remarket all shares of RP tendered in a remarketing. If any shares of RP tendered in a remarketing therefor are not remarketed, a holder thereof may be required to hold some or all of its shares at least until the end of the next dividend period therefor or to sell its shares outside a remarketing. In such case, the remarketing procedures may require an allocation of shares of RP on a pro rata basis to the extent practicable, or by lot, as determined by the remarketing agent in its sole discretion, which may result in a holder's selling a number of shares of RP that is less than the number of shares of RP specified in such holder's tender order. Additionally, while a holder or prospective purchaser of RP may informally indicate to the remarketing agent its dividend rate preferences, any such notice given to the remarketing agent to tender or hold shares for a particular dividend period is irrevocable and may not be conditioned upon the level at which applicable dividend rates are set. Therefore, the actual applicable dividend rate for such dividend period may be greater than or less than the rate indicated and will not be determined until after a holder is required to elect to hold or tender its shares.

  SECONDARY MARKET RISK. Broker-dealers may maintain a secondary trading market in the Preferred Shares outside of auctions or remarketings, as applicable; however, they are not obligated to do so and there can be no assurance that such a secondary market will develop or, if it does develop, that it will provide preferred shareholders with a liquid trading market. It may not be possible to sell preferred shares between auctions or remarketings, as applicable, or it may only be possible to sell them for a price less than their liquidation preference plus any accumulated dividends. An increase in the level of interest rates likely will have an adverse effect on the secondary market price of the Preferred Shares. Preferred Shares may only be transferred outside of auctions or remarketings to or through broker-dealers or other persons as the Fund permits.

  RATINGS AND ASSET COVERAGE RISKS. Although the Preferred Shares of each Fund have been rated "Aaa" by Moody's and "AAA" by S&P, such ratings do not eliminate or necessarily mitigate the risks of investing in Preferred Shares. Moody's or S&P could downgrade its rating of the Preferred Shares or withdraw its rating at any time, which may make the Preferred Shares less liquid at an auction or in the secondary market. If a Fund fails to satisfy its asset coverage ratios, it will be required to redeem a sufficient number of Preferred Shares in order to return to compliance with the asset coverage ratios. A Fund may voluntarily redeem Preferred Shares under certain circumstances in order to meet asset coverage tests.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES AND POLICIES

  The Funds have the same investment objective and substantially similar investment policies. Each Fund's investment objective is to provide Common Shareholders with a high level of current income exempt from federal income tax, consistent with preservation of capital.

  Each Fund intends to achieve its objective primarily by investing in a diversified portfolio of municipal securities which the investment adviser believes does not involve undue risk to income or principal. Under normal market conditions, the Acquiring Fund will invest at least 80% of its total assets in municipal securities rated at least investment grade at the time of investment or unrated securities considered by the Fund's investment adviser to be of comparable quality and the Target Fund will invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment or unrated securities considered by the Fund's investment adviser to be of comparable quality. Investment grade securities are rated BBB or higher by S&P or Baa or higher by Moody's in the case of long-term obligations, and have equivalent ratings in the case of short-term obligations. Securities rated BBB by S&P are regarded by S&P as having an adequate capacity to pay interest and repay principal; whereas such securities normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely, in the opinion of S&P, to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Securities rated Baa by Moody's are considered by Moody's as medium grade obligations; they are neither highly protected nor poorly secured; interest payments and principal security appear to Moody's to be adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; in the opinion of Moody's, they lack outstanding investment characteristics and in fact have speculative characteristics as well. Up to 20% of each Fund's total assets may be invested in tax-exempt municipal securities rated between BB+ and B- (inclusive) by S&P or between Ba1 and B3 (inclusive) by Moody's (or equivalently rated short-term obligations) and unrated tax-exempt securities that the Adviser believes are of comparable quality. Each Fund may be more dependent upon the Adviser's investment analysis of unrated municipal securities than is the case with respect to rated municipal securities.

  The foregoing policies with respect to credit quality of portfolio investments apply only at the time of purchase of a security, and the Funds are not required to dispose of a security in the event that S&P or Moody's (or any other nationally recognized statistical rating organization) downgrades its assessment of the credit characteristics of a particular issuer. In determining whether a Fund will retain or sell such a security, the Adviser may consider such factors as the Adviser's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other nationally recognized statistical rating organizations.

  MUNICIPAL SECURITIES. Municipal securities are obligations issued by or on behalf of states, certain territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel or other counsel to the issuer of such securities, at the time of issuance, not includable in gross income for regular federal income tax purposes. It is a fundamental policy for the Target Fund that at least 80% of the Target Fund's net assets be invested in tax-exempted municipal securities and for the Acquiring Fund that at least 80% of the Acquiring Target Fund's net assets be invested in municipal securities. Subject to the limitations set forth in this Proxy Statement/Prospectus, the Funds may engage in certain hedging transactions and may purchase and sell put and call options on indices of municipal securities. Such transactions will not be treated as investments in tax-exempt securities for the purpose of the 80% test. The Funds have not established any limit on the percentage of their respective portfolios that may be invested in municipal securities that pay interest subject to the alternative minimum tax provisions of federal tax law, and a substantial portion of the income produced by a Fund may be taxable under the federal alternative minimum tax.

  Municipal securities include long-term obligations, often called municipal bonds, as well as short-term municipal notes, participation certificates, municipal leases and tax-exempt commercial paper. During ordinary market conditions, longer-term municipal securities generally provide a higher yield than short-term municipal securities of similar credit quality and therefore the Funds generally expect to invest primarily in longer-term municipal securities. The Funds may, however, invest in short-term municipal securities when yields are greater than yields available on long-term municipal securities, to stabilize net asset value, or for temporary defensive purposes.

  The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" or "special obligation" bonds, which include "industrial revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and accordingly the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source such as from the user of the facility being financed; accordingly the timely payment of interest and, the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Although the ratings of S&P or Moody's of the municipal securities in the Funds' portfolio are relative and subjective, and are not absolute standards of quality, such ratings reflect the assessment of S&P or Moody's, as the case may be, of the issuer's ability, or the economic viability of the special revenue source, with respect to the timely payment of interest and the repayment of principal in accordance with the terms of the obligation.

  Municipal securities may have fixed or variable interest rates. The Funds may purchase floating and variable rate demand notes, which are municipal securities normally having a stated maturity in excess of one year, but which permit the holder to tender the notes for purchase at the principal amount thereof. The interest rate on a floating rate demand note is based on a known lending rate, such as a bank's prime rate, and is adjusted each time such rate is adjusted. The interest rate demand note is adjusted at specified intervals. There generally is no secondary market for these notes, although they may be tendered for redemption at face value. Each such note purchased by the Funds will meet the criteria established for the purchase of municipal securities.

  Also included within the general category of municipal securities are participations in lease obligations or installment purchase contract obligations (collectively called "lease obligations") of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

  A Fund generally will not invest more than 25% of its total assets in any industry, nor will either Fund generally invest more than 5% of its assets in the securities of any single issuer. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of nongovernmental users may for this purpose be deemed to be issued by such nongovernmental users, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Funds may invest more than 25% of assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations or airport revenue obligations if the Adviser determines that the yields available from obligations in a particular segment of the market justify the additional risks associated with a larger investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of nongovernmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. Additionally, the Target Fund reserves the right to invest more than 25% of its assets in industrial development bonds or in issuers located in the same state, although it has no present intention to invest more than 25% of its assets in issuers located in the same state.

OTHER INVESTMENT PRACTICES AND POLICIES

  In connection with the investment objective and policies described above, each Fund may, but is not required to, utilize various other investment strategies as described below to earn income, to facilitate portfolio management and to mitigate risk. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the Adviser believes that these investment practices may further the Funds' respective investment objectives, no assurance can be given that these investment practices will achieve this result.

  SECURITIES OPTIONS TRANSACTIONS, INTEREST RATE AND OTHER HEDGING TRANSACTIONS. The Fund may also purchase and sell options on municipal securities and may engage in interest rate and other hedging transactions, such as purchasing and selling financial futures contracts and related options thereon. These investment practices entail risks.

  RATING AGENCY LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. For as long as Preferred Shares are rated by Moody's, a Fund will engage in transactions in options on securities, futures contracts based on the Municipal Index or Treasury Bonds and options on such futures contracts (collectively "Moody's Hedging Transactions") only when consistent with the provisions set forth in the "Certificate of Vote," unless it receives written confirmation from Moody's that engaging in such transactions would not impair the ratings then assigned to the Preferred Shares by Moody's. For as long as Preferred Shares are rated by S&P, a Fund will not buy or sell futures contracts or options thereon or write put options or call options on portfolio securities unless it receives written confirmation from S&P that engaging in such transactions will not impair the ratings then assigned to the Preferred Shares by S&P, except that a Fund may buy and sell futures contracts based on the Municipal Index or Treasury Bonds, may purchase put and call options on such contracts and may write covered call options and secured put options on portfolio securities (collectively "S&P Hedging Transactions").

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. Each Fund may also purchase and sell municipal securities on a "when issued" and "delayed delivery" basis. No income accrues to a Fund on municipal securities in connection with such transactions prior to the date a Fund actually takes delivery of such securities. These transactions are subject to market fluctuation: the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher or lower than yields on the municipal securities obtained pursuant to such transactions. Because a Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in a Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When a Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. A Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but a Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent a Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for a Fund's portfolio consistent with a Fund's investment objective and policies and not for the purpose of investment leverage. No specific limitation exists as to the percentage of a Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis.

  OTHER PRACTICES. Each Fund has no restrictions on the maturity of municipal securities in which it may invest. Each Fund will seek to invest in municipal securities of such maturities that, in the judgment of a Fund and the Adviser, will provide a high level of current income consistent with market conditions.

INVESTMENT RESTRICTIONS

  The Funds' investment objectives, the Target Fund's policy of investing at least 80% of its net assets in tax-exempted municipal securities, the Acquiring Fund's policy of investing at least 80% of its net assets in municipal securities and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of applicable Fund's outstanding common shares and Preferred Shares (defined in the 1940 Act as the lesser of (i) more than 50% of the Fund's outstanding common shares and of the outstanding Preferred Shares, voting by class, or (ii) 67% of such Fund's outstanding common shares and of the outstanding Preferred Shares, voting by class, present at a meeting at which the holders of more than 50% of such outstanding shares of each such class are present in person or by proxy). All other investment policies or practices are considered by the Funds not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. Neither Fund may:

  1. With respect to 75% of its total assets, purchase any securities (other than tax-exempt obligations guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund's total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer except that the Fund may purchase securities of other investment companies to the extent permitted by (i) 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time or, (iii) an exemption or other relief from the provisions of the 1940 Act.

  2. Invest more than 25% of its assets in a single industry; however, as described above under "Investment Objectives and Policies," the Fund may from time to time invest more than 25% of its assets in a particular segment of the municipal bond market.

  3. Issue senior securities, as defined in the 1940 Act, other than the APS in the case of the Acquiring Fund, RP in the case of the Target Fund, or other preferred shares of beneficial interest, except to the extent such issuance might be involved with borrowings described under subparagraph (4) below or with respect to hedging transactions or the writing of options within limits described in this Proxy Statement/Prospectus.

  4. Borrow money, except for temporary or emergency purposes from banks or for repurchase of its shares, and then only in an amount not exceeding one-third of the Fund's total assets, including the amount borrowed. The Fund will not mortgage, pledge or hypothecate any assets except in connection with a borrowing. The Fund will not purchase portfolio securities during any period in which such borrowings exceed 5% of the total asset value of the Fund. Notwithstanding this investment restriction, the Fund may enter into "when issued" and "delayed delivery" transactions as described below under the heading "Investment Objectives and Policies " in this Proxy Statement/Prospectus.

  5. Buy any securities "on margin." Neither the deposit of initial or variation margin in connection with hedging transactions nor short-term credits as may be necessary for the clearance of transactions is considered the purchase of a security on margin.

  6. Sell any securities "short," write, purchase or sell puts, calls or combinations thereof, or purchase or sell financial futures or options, except as described under the heading "Investment Objectives and Policies" and in Appendix B in the Funds' Common Share Prospectuses.

  7. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

  8. Invest in securities of other investment companies except as part of a merger, reorganization or other acquisition except to the extent permitted by (i) 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time or, (iii) an exemption or other relief from the provisions of the 1940 Act.

  Additionally, the Acquiring Fund as a fundamental policy may not:

  1. Make loans of money or property to any person, except to the extent the obligations in which the Fund may invest are considered to be loans.

  2. Make investments for the purpose of exercising control or participation in management, except that the acquiring Fund may purchase securities of other investment companies to the extent permitted by (i) 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time or, (iii) an exemption or other relief from the provisions of the 1940 Act.

  3. Purchase or sell real estate, commodities or commodity contracts, except to the extent the municipal securities in which the Fund may invest are considered to be interests in real estate, and except to the extent that financial futures and related options in which the Fund may invest are considered to be commodities or commodities contracts.

  4. Invest in equity interests in oil, gas or other mineral exploration or development programs except pursuant to the exercise by the Fund or its rights under agreements relating to municipal securities.

  Additionally, the Target Fund as a fundamental policy may not:

  1. Invest in illiquid investments, including securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the securities is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), if more than 25% of the Fund's assets (taken at market value) would be invested in such securities. The Fund does not treat investments in caps, swaps and floors as illiquid investments.

  2. Make loans of money or properly to any person, except to the extent the securities in which the Fund may invest are considered to be loans and except that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

  3. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to securities owned by the Fund would be deemed to constitute such control or participation except that the Fund may purchase securities of other investment companies to the extent permitted by (i) 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the 1940 Act, as amended from time to time or, (iii) an exemption or other relief from the provisions of the 1940 Act.

  4. Purchase or sell real estate, commodities or commodity contracts, except to the extent the securities the Target Fund may invest in are considered to be interests in real estate, commodities or commodities contracts or to the extent the Target Fund exercises its rights under agreements relating to such securities (in which case the Target Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent the hedging and risk management transactions the Target Fund may engage in are considered to be commodities or commodities contracts.

  5. Invest in equity interests in oil, gas or other mineral exploration or development programs.

MANAGEMENT OF THE FUNDS

  THE BOARDS. The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on trustees of investment companies by the 1940 Act and under applicable state law.

  THE ADVISER. The investment adviser for each Fund is Van Kampen Asset Management. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company that administers more than [three million] retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $96 billion under management or supervision as of January 31, 2005. Van Kampen Investments has over 40 open-end funds, more than 30 closed-end funds and more than 2,700 unit investment trusts that are distributed by authorized dealers nationwide. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. The principal business address of the Adviser and Van Kampen Investments is 1221 Avenue of the Americas, New York, New York 10020.

  Pursuant to separate investment advisory agreements between each Fund and the Adviser, the Acquiring Fund pays the Adviser a monthly fee at the annual rate of 0.55% of such Fund's average daily managed assets and the Target Fund pays the Adviser a monthly fee at the annual rate of 0.55% of such Fund's average daily net assets. Effective November 1, 2004, the investment advisory fee paid by each Fund was reduced from 0.60% to 0.55%. Subsequent to the Reorganization, the Adviser will continue to receive compensation at the rate of 0.55% of the average daily managed assets, including assets attributable to Preferred Shares, of the combined fund.

  Under a separate Accounting Services and Legal Services agreement, the Adviser provides accounting and legal services to each Fund. The Adviser allocates the cost of such services to each Fund.

  PORTFOLIO MANAGEMENT. Each Fund's portfolio is managed by the Adviser's Municipal Fixed Income team. The team is made up of established investment professionals. Current members of the team include Thomas Byron, Vice President; Robert Wimmel, Vice President; and John Reynoldson, Executive Director.

  Thomas Byron has worked for the Adviser since [         ] and began managing
the Funds in [         ]. Robert Wimmel has worked for the Adviser since
[         ] and began managing the Funds in [    ]. John Reynoldson has worked
for the Adviser since [          ] and began managing the Funds in [    ].

  Thomas Byron is the lead portfolio manager of each Fund. Robert Wimmel and John Reynoldson are co-portfolio managers. Members of the team collaborate to manage the assets of each Fund.

  The Reorganization Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Acquiring Fund.

  PORTFOLIO TRANSACTIONS WITH AFFILIATES. The Adviser may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Adviser and with brokerage firms participating in the distribution of the Funds' shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

  LEGAL PROCEEDINGS. The Adviser, certain affiliates of the Adviser, certain investment companies advised by the Adviser or its affiliates were named as defendants in a number of similar class action complaints which were consolidated. The consolidated amended complaint also names as defendants certain individual trustees and directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual trustees of any Van Kampen funds. The complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants individual trustees of certain Van Kampen funds; the named investment companies are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the action described in the preceding paragraph. The defendants have moved to dismiss this action and otherwise intend to defend it vigorously. This action is currently stayed until the later of (i) a ruling on the motion to dismiss the action described in the preceding paragraph, or (ii) a ruling on a motion to dismiss the claims described in the next paragraph. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The plaintiff in the action described in the preceding paragraph has instituted a new derivative action against the same defendants alleging that the defendants failed to detect and/or prevent market timing and late trading of the Van Kampen funds by third parties. The defendants expect to move to dismiss this new action and believe that they will have meritorious defenses to the claims alleged.

  The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the net asset value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. Defendants have appealed an order of the federal court remanding this case to state court. The federal appeals court has issued a stay of discovery in the state court during pendency of the appeal. Prior to issuance of the stay, the state court denied defendants' motion to dismiss. While the defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of litigation.

  The Adviser and the individual trustees of certain Van Kampen funds are named as defendants in a recently filed class action complaint that alleges that the defendants breached various fiduciary and statutory duties to investors by failing to ensure that the funds participated in securities class action settlements involving securities in the funds' portfolios. The complaint seeks compensatory and punitive damages. None of the funds are named as defendants, and no claims are asserted against them. The defendants expect to move to dismiss the complaint and believe they have meritorious defenses.

OTHER SERVICE PROVIDERS

  THE ADMINISTRATOR. Van Kampen Funds Inc. (the "Administrator") serves as administrator to the Acquiring Fund. The principal business address of the Administrator is 1221 Avenue of the Americas, New York, New York 10020. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to such Fund's portfolio and Preferred Shares and providing certain services to shareholders. Prior to June 1, 2004, the Acquiring Fund paid the Administrator a monthly administrative fee at the annual rate of 0.05% of the average net assets of such Fund. Effective June 1, 2004, the administrative fee was reduced from 0.05% to 0.00%. Subsequent to the Reorganization, the Administrator will continue to serve as Administrator to the combined fund at the reduced rate.

  THE COMMUNICATION SUPPORT SERVICES PROVIDER. Van Kampen Funds Inc. (the "Support Service Provider") serves as the communications support service provider to the Target Fund. The principal business address of the Support Service Provider is 1221 Avenue of the Americas, New York, New York 10020. The communications support services include telephonic and written correspondence with shareholders and brokers. The Target Fund does not pay any fee to the Support Service Provider but bears certain expenses incurred by the Support Service Provider.

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company is the custodian, transfer agent, dividend paying agent and registrar for the common shares of each of the Funds. Its principal business address is P.O. Box 43071, Providence, Rhode Island, 02940-3071. Deutsche Bank is the auction agent for the Acquiring Fund APS and is the paying agent with respect to the Target Fund RP. Its principal business address is 280 Park Avenue 9th Floor, New York, New York 10017. Merrill Lynch Capital Markets is the remarketing agent for the Target Fund RP. Its principal business address is 4 World Financial Center, 250 Vesey Street, New York, New York 10080.

CAPITALIZATION

  The Board of Trustees of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the trustees.

  The table below sets forth the capitalization of the Target Fund and the Acquiring Fund as of October 31, 2005, and the pro forma capitalization of the combined fund as if the Reorganization had occurred on that date.

                     CAPITALIZATION AS OF OCTOBER 31, 2004
                             (AMOUNT IN THOUSANDS)

                                        ACQUIRING FUND   TARGET FUND     PRO FORMA
                                           (ACTUAL)       (ACTUAL)     ACQUIRING FUND
                                        --------------   -----------   --------------
NET ASSETS CONSIST OF:
  Common Shares ($.01 par value)*.....          364             48             394
  Paid in surplus.....................      538,413         51,563         589,739
  Net unrealized appreciation.........       61,956          5,436          67,392
  Accumulated undistributed net
    investment income.................        3,814           (166)          3,648
  Accumulated net realized loss.......         (914)        (6,732)         (7,646)
  NET ASSETS APPLICABLE TO COMMON
    SHARES............................      603,633         50,149         653,527
  PREFERRED SHARES ($.01 par value,
    with liquidation preference of
    $25,000 and $100,000 for Acquiring
    Fund and Target Fund,
    respectively)*....................      300,000         25,000         325,000
  NET ASSETS INCLUDING PREFERRED
    SHARES............................     $903,633        $75,144        $978,527

---------------

* Based on the number of outstanding shares listed in "Outstanding Securities of the Funds" table below.

           OUTSTANDING SECURITIES OF THE FUNDS AS OF OCTOBER 31, 2004

                                                                  AMOUNT OUTSTANDING
                                                    AMOUNT HELD   EXCLUSIVE OF AMOUNT
                                                    FOR ITS OWN    SHOWN IN PREVIOUS
TITLE OF CLASS                  AMOUNT AUTHORIZED     ACCOUNT           COLUMN
--------------                  -----------------   -----------   -------------------
TARGET FUND (ACTUAL)
  Common Shares...............      Unlimited            0             4,839,000
  Preferred Shares............     100,000,000           0                   250
ACQUIRING FUND (ACTUAL)
  Common Shares...............      Unlimited            0            36,365,393
  Preferred Shares............     100,000,000           0                12,000

ADDITIONAL INFORMATION ABOUT COMMON SHARES OF THE FUNDS

  GENERAL. Common shareholders of a Fund are entitled to share equally in dividends declared by the Fund's Board of Trustees payable to holders of the common shares and in the net assets of the Fund available for distribution to holders of the common shares after payment of the preferential amounts payable to preferred shareholders. Common shareholders do not have preemptive or conversion rights and a Fund's common shares are not redeemable. The outstanding common shares of each Fund are fully paid and nonassessable (except as described under "Governing Law" below). So long as any Preferred Shares of a Fund are outstanding, holders of the Fund's common shares will not be entitled to receive any dividends or other distributions from the Fund unless all accumulated dividends on the Fund's outstanding Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to such Preferred Shares would be at least 200% after giving effect to such distributions.

  PURCHASE AND SALE. Purchase and sale procedures for the common shares of each of the Funds are identical. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE or CHX, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of the Funds through privately negotiated transactions with existing shareholders.

COMMON SHARE PRICE DATA

  The following table sets forth the high and low sales prices for common shares of each Fund on the NYSE for each full quarterly period within each Fund's two most recent fiscal years and for the first fiscal quarter in the current fiscal year for each Fund, along with the net asset value and discount or premium to net asset value for each quotation.

                                 ACQUIRING FUND

                                     NET ASSET   PREMIUM               NET ASSET   PREMIUM
QUARTERLY PERIOD ENDING  HIGH PRICE    VALUE    (DISCOUNT)  LOW PRICE    VALUE    (DISCOUNT)
-----------------------  ----------  ---------  ----------  ---------  ---------  ----------
January 31, 2005......     $14.92     $16.57     $(1.65)     $14.10     $16.28     $(2.18)
October 31, 2004......     $14.90     $16.60     $(1.70)     $14.30     $16.25     $(1.95)
July 31, 2004.........     $14.18     $16.04     $(1.86)     $13.30     $15.40     $(2.10)
April 30, 2004........     $15.74     $17.05     $(1.31)     $13.79     $16.05     $(2.26)
January 31, 2004......     $15.42     $16.71     $(1.29)     $14.53     $16.42     $(1.89)
October 31, 2003......     $14.80     $16.43     $(1.63)     $13.93     $15.69     $(1.76)
July 31, 2003.........     $15.75     $17.11     $(1.36)     $14.02     $15.69     $(1.67)
April 30, 2003........     $15.05     $16.50     $(1.45)     $14.20     $16.25     $(2.05)
January 31, 2003......     $14.50     $16.21     $(1.71)     $13.90     $15.92     $(2.02)

                                  TARGET FUND

                                     NET ASSET   PREMIUM               NET ASSET   PREMIUM
QUARTERLY PERIOD ENDING  HIGH PRICE    VALUE    (DISCOUNT)  LOW PRICE    VALUE    (DISCOUNT)
-----------------------  ----------  ---------  ----------  ---------  ---------  ----------
January 31, 2005......     $9.18      $10.37     $(1.19)      $8.65       $10.17   $(1.52)
October 31, 2004......     $9.15      $10.29     $(1.14)      $8.77       $10.16   $(1.39)
July 31, 2004.........     $8.77      $10.05     $(1.28)      $8.34        $9.84   $(1.50)
April 30, 2004........     $9.73      $10.65     $(0.92)      $8.52       $10.01   $(1.49)
January 31, 2004......     $9.48      $10.40     $(0.92)      $8.91       $10.15   $(1.24)
October 31, 2003......     $8.98      $10.11     $(1.13)      $8.55        $9.82   $(1.27)
July 31, 2003.........     $9.55      $10.56     $(1.01)      $8.74        $9.89   $(1.15)
April 30, 2003........     $9.01      $10.25     $(1.24)      $8.73       $10.01   $(1.28)
January 31, 2003......     $8.85      $10.15     $(1.30)      $8.55        $9.96   $(1.41)

  As of [         ,] 2005, (i) the net asset value per share for Target Fund
Common Shares was $[ ] and the market price per share was $[    ], representing
a [premium/discount] to net asset value of [    ]%, and (ii) the net asset value
per share for Acquiring Fund Common Shares was $[    ] and the market price per
share was $[    ], representing a [premium/discount] to net asset value of
[    ]%.

  The Funds' common shares have historically traded at a discount. In order to reduce or eliminate a market value discount from net asset value, the Board of Trustees of each Fund may, subject to the terms and conditions of its Preferred Shares, authorize that Fund from time to time to repurchase the common shares in the open market or to tender for the common shares at net asset value. The Board of Trustees of each Fund, in consultation with the Adviser, will review on a quarterly basis the possibility of open market repurchases and/or tender offers for the common shares. Subject to its borrowing restrictions, each Fund may incur debt to finance such repurchases, which entails risks. The ability of a Fund to enter into tender offers and the common share repurchases may be limited by the 1940 Act asset coverage requirements and any additional asset coverage requirements which may be imposed by a rating agency in connection with any rating of the Preferred Shares. No assurance can be given that the Board of Trustees of either Fund will, in fact, authorize that Fund to undertake such repurchases and/or tender offers or that, if undertaken, such actions would result in the common shares trading at a price which is equal or close to net asset value.

  DIVIDENDS AND DISTRIBUTIONS. The Funds' current policies with respect to dividends and distributions relating to their respective common shares are substantially similar. It is each Fund's present policy, which may be changed by its Board of Trustees, to make monthly distributions to holders of its common shares of substantially all of the Fund's net investment income remaining after the payment of dividends on any outstanding Preferred Shares. Under current federal tax law, the Acquiring Fund is required to allocate net capital gains and other taxable income, if any, among its common shares and the APS on a pro rata basis in the year for which such capital gains and other income is realized. The Target Fund generally allocates net tax-exempted income first to its RP to the extent available and allocates any net capital gains and other taxable income to the common shares. Net income of each Fund consists of all interest income accrued on portfolio assets less all expenses of such Fund.

  Expenses of each Fund are accrued each day. Net realized capital gains, if any, are expected to be distributed to shareholders at least once a year. While there are any of a Fund's Preferred Shares outstanding, such Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (1) all accrued Preferred Shares dividends have been paid and (2) the value of such Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund, is at least 200% (as required by the 1940 Act) of the liquidation value of the outstanding Preferred Shares (expected to equal the aggregate original purchase price of the outstanding Preferred Shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of its Preferred Shares from a nationally recognized rating service. These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on a Fund's ability to make distributions on its common shares could in certain circumstances impair the ability of such Fund to maintain its qualification for taxation as a regulated investment company. Each Fund intends, however, to the extent possible, to purchase or redeem Preferred Shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the Preferred Shares in certain circumstances in connection with any such impairment of the Fund's status as a regulated investment company.

  For information concerning the manner in which dividends and distributions to holders of each Fund's common shares may be reinvested automatically in the Fund's common shares, see "Dividend Reinvestment Plan" below.

  DIVIDEND REINVESTMENT PLAN. Each Fund offers a Dividend Reinvestment Plan (each a "Plan") pursuant to which holders of common shares may elect to have all distributions of dividends and all capital gains automatically reinvested in common shares pursuant to such Plan. The Plans for the Target Fund and the Acquiring Fund are substantially identical. Unless common shareholders elect to participate in a Plan, all common shareholders will receive distributions of dividends and capital gains in cash. State Street Bank and Trust Company, as plan agent (the "Plan Agent"), serves as agent for the holders of common shares of each Fund in administering the Plans.

  After the Reorganization, a holder of shares of a Fund who currently elects to receive dividends in cash will continue to receive dividends in cash; all other holders will have their dividends automatically reinvested in shares of the combined fund. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8200, Boston, Massachusetts 02101. Telephone calls concerning the Plan may be directed to the Plan Agent between the hours of 7:30 a.m. and 5:00 p.m. Central Standard Time at (800) 341-2929.

PREFERRED SHARES

  GENERAL. The Preferred Shares of each Fund have similar structures. Both Target Fund RP and Acquiring Fund APS are preferred shares of beneficial interest which entitle their holders to receive dividends when, as and if declared by the Board of Trustees of such Fund out of funds legally available therefor, at a rate per annum that may vary for successive dividend periods. The Acquiring Fund APS have a liquidation preference of $25,000 per share. The Target Fund RP have a liquidation preference of $100,000 per share. Neither Target Fund RP nor Acquiring Fund APS are traded on a stock exchange or over-the-counter. While the Target Fund RP and Acquiring Fund APS are substantially similar in many respects, there are several differences that shareholders should consider. Holders of each Fund's Preferred Shares do not have preemptive rights to purchase any shares of RP or APS, respectively, or any other preferred shares that might be issued. The net asset value per share of a Fund's Preferred Shares equals its liquidation preference plus accumulated but unpaid dividends per share.

  SERIES. Under the 1940 Act, each Fund is permitted to have outstanding more than one series of preferred shares so long as no single series has priority over another series as to the distribution of assets of the Fund or the payment of dividends. The Target Fund currently has one series of RP outstanding. The Acquiring Fund currently has four series of APS outstanding, Series A APS, Series B APS, Series C APS and Series D APS. Except with regard to the length of the regular dividend period applicable to each series and as otherwise described in the Prospectus offering the Acquiring Fund APS, the terms of each series of the Acquiring Fund APS are the same.

  PURCHASE AND SALE. APS of the Acquiring Fund and RP of the Target Fund are purchased or sold using different procedures.

  The APS of the Acquiring Fund generally are purchased and sold through auctions generally conducted every 7 days in the case of series A APS and C APS and every 28 days in the case of series B APS and D APS by Deutsche Bank, as the auction agent for the Fund's APS (the "Auction Agent") unless the Acquiring Fund elects to declare a special dividend period. Unless otherwise permitted by the Fund, existing and potential holders of Acquiring Fund APS only may participate in auctions through their broker-dealers. Broker-dealers submit the orders of their respective customers who are existing and potential holders of APS to the Auction Agent. On or prior to each auction date for the APS (the business day next preceding the first day of each dividend period), each holder may submit orders to buy, sell or hold APS to its broker-dealer. Outside of these auctions, shares of APS may be purchased or sold through broker-dealers for the APS in a secondary trading market maintained by the broker-dealers. However, there can be no assurance that a secondary market will develop or if it does develop, that it will provide holders with a liquid trading market for the APS of the Acquiring Fund.

  The RP of the Target Fund generally are purchased and sold through remarketings conducted every 28 days by Merrill Lynch Capital Markets, unless the Target Fund elects to declare a special dividend period. Target Fund RP is purchased and sold through remarketing procedures. On each tender date (the business day preceding the related dividend reset date) for shares of RP, the remarketing agent will, after canvassing the market and considering prevailing market conditions, provide to holders of shares of RP non-binding indications of the applicable dividend rate for the next succeeding 28-day dividend period. The actual applicable dividend rate for such dividend period may be greater than or less than the rate indicated in such non-binding indications and will not be determined until after a holder is required to elect to hold or tender its shares of RP or a new purchaser is required to agree to purchase shares of RP. Each holder of shares of RP then must notify the remarketing agent of its desire (on a share-by-share basis) either to tender such share at a price of $100,000 per share or to continue to hold such share for a 28-day dividend period. Any holder or prospective purchaser may informally indicate to the remarketing agent its applicable dividend rate preferences. However, any such notice given to the remarketing agent to tender or hold shares for a particular dividend period is irrevocable and may not be conditioned upon the level at which applicable dividend rates are set. On the dividend reset date, the remarketing agent will then determine the applicable dividend rate for the next dividend period, which will be the lowest rate available which enables the remarketing agent to remarket on behalf of the holders thereof all shares of RP tendered to it on such tender date at a price of $100,000 per share. Such determination will be made in the sole discretion of the remarketing agent and will be conclusive and binding on the Target Fund and on the holders of shares of RP. The remarketing agent intends to make a secondary market in the shares of RP outside of remarketings. The remarketing agent, however, has no obligation to make a secondary market in the shares of RP outside of remarketings, and there can be no assurance that a secondary market for shares of RP will develop or, if it does develop, that it will provide holders with liquidity of investment.

  In connection with the Reorganization, a holder of Target Fund RP would receive series [ ] Acquiring Fund APS. Accordingly, Acquiring Fund APS received in connection with the Reorganization would have a regular dividend period of 28 days like the 28 day dividend period of the Target Fund RP.

  DIVIDENDS AND DISTRIBUTIONS. The holders of the Preferred Shares are entitled to receive, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefore, cumulative cash dividends on their shares. Dividends on a Fund's Preferred Shares so declared and payable shall be paid in preference to and in priority over any dividends so declared and payable on the Fund's common shares.

  Holders of Target Fund RP generally receive dividends out of the Fund's available net tax-exempt income, which qualify in their entirety as distributions of tax-exempt interest income for federal income tax purposes. The Acquiring Fund, however, is required to allocate net capital gains and other taxable income, if any, proportionately between its common shares and APS. The amount of taxable income allocated to the APS depends upon the amount of such income realized by the Fund, but is generally not expected to be significant.

  In normal circumstances, whenever the Acquiring Fund intends to include any net capital gains or other taxable income in any dividend on APS, the Fund will notify the Auction Agent of the amount to be so included prior to the Auction establishing the applicable rate for such dividend. The Auction Agent will in turn notify each broker-dealer who will notify existing and potential holders of Acquiring Fund APS. As a result, auction participants may, in response to such information, place bids which take account of the inclusion of net capital gains or other taxable income in the dividend. If the Acquiring Fund retroactively allocates any net capital gains or other taxable income to the APS without having given notice to the Auction Agent, the Fund will pay an additional dividend to offset substantially the tax effect thereof. As a result of the notice and additional dividend provisions, the after-tax return to a holders of Target Fund RP and Acquiring Fund APS is not expected to differ substantially.

  While the Funds normally utilize the auction or remarketing procedures described above, each Fund may utilize special dividend periods in certain circumstances to set the dividend rate.

  DIVIDEND RATES. The following table provides information about the dividend rates for each Fund's APS or RP as of a recent auction or remarketing date.

AUCTION OR REMARKETING DIVIDEND DATE             PREFERRED SHARES         RATE
------------------------------------             ----------------         ----
[        ], 2005..........................        Target Fund RP          [  ]%
[        ], 2005..........................  Acquiring Fund Series A APS   [  ]%
[        ], 2005..........................  Acquiring Fund Series B APS   [  ]%
[        ], 2005..........................  Acquiring Fund Series C APS   [  ]%
[        ], 2005..........................  Acquiring Fund Series D APS   [  ]%

  REDEMPTIONS. The redemption provisions pertaining to the Preferred Shares of each Fund are similar. It is anticipated that Preferred Shares of each Fund will generally be redeemable at the option of the Fund at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption plus, in certain circumstances, a redemption premium. Preferred Shares of each Fund are also subject to mandatory redemption at a price equal to their liquidation preference plus accumulated but unpaid dividends (whether or not earned or declared) to the date of redemption upon the occurrence of certain specified events, such as the failure of the Fund to maintain asset coverage requirements for the Preferred Shares specified by Moody's and S&P in connection with their issuance of ratings on the Preferred Shares. Additionally, with respect to the RP, the Target Fund is required to redeem RP if the Target Fund fails to generate sufficient available net tax-exempt income to pay accrued and unpaid dividends on the RP out of solely tax-exempt income. The liquidation preference of the Target Fund RP is $100,000 and the liquidation preference of the Acquiring Fund APS is $25,000.

  RATINGS. The Target Fund RP and the Acquiring Fund APS have each been assigned a rating of "AAA" from S&P and "Aaa" from Moody's. Each Fund intends that, so long as its Preferred Shares are outstanding, the composition of its portfolio will reflect guidelines established by S&P and Moody's in connection with each Fund's receipt of a rating for such shares of at least "AAA" from S&P and "Aaa" from Moody's. S&P and Moody's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating such preferred shares have been developed by S&P and Moody's in connection with issuances of asset-backed and similar securities, including debt obligations and variable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law but have been adopted by each Fund in order to satisfy current requirements necessary for S&P and Moody's to issue the above-described ratings for Preferred Shares, which ratings generally are relied upon by institutional investors in purchasing such securities. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

  Each Fund may, but is not required to, adopt any modifications to these guidelines that hereafter may be established by S&P or Moody's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for a Fund's Preferred Shares, at any time, may change or withdraw any such rating. As set forth in the Certificate of Vote of Trustees Establishing Preferred Shares of each Fund (each a "Certificate of Vote"), the Board of Trustees of each Fund, without shareholder approval, may modify certain definitions or restrictions that have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from S&P and Moody's that any such change would not impair the ratings then assigned by S&P and Moody's to the Preferred Shares. For so long as any shares of a Fund's Preferred Shares are rated by S&P or Moody's, as the case may be, a Fund's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

  LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of a Fund, whether voluntary or involuntary, the holders of the Fund's Preferred Shares will be entitled to receive, out of the assets of the Fund in question available for distribution to shareholders, before any distribution or payment is made upon any of the Fund's common shares or any other capital shares of the Fund ranking junior in right of payment upon liquidation to Preferred Shares, $25,000 per share if the Fund is the Acquiring Fund and $100,000 per share if the Fund is the Target Fund together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution, and after such payment the holders of Preferred Shares will be entitled to no other payments except for any additional dividends (as more fully described below). If such assets of the Fund are insufficient to make the full liquidation payment on the Preferred Shares and liquidation payments on any other outstanding class or series of preferred shares of the Fund ranking on a parity with the Preferred Shares as to payment upon liquidation, then such assets will be distributed among the holders of Preferred Shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of liquidation distribution to which they are entitled, the holders of a Fund's Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund except for any additional dividends (which are more fully described below). A consolidation, merger or share exchange of a Fund with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of a Fund shall not be deemed or construed to be a liquidation, dissolution or winding up of such Fund for this purpose.

  ADDITIONAL INFORMATION. For additional information regarding APS, Target Fund shareholders should consult the Reorganization Statement of Additional Information, which contains a more complete summary of the terms of the Acquiring Fund APS, and the Certificate of Vote of Trustees Establishing Preferred Shares governing the Acquiring Fund APS, included as Appendix B to the Reorganization Statement of Additional Information.

GOVERNING LAW

  Each Fund is organized as a business trust under the laws of The Commonwealth of Massachusetts. The Target Fund was organized on April 14, 1989 and commenced operations on November 30, 1989; the Acquiring Fund was organized on July, 19 1991 and commenced operations on November 30, 1991.

  Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of each Fund contains an express disclaimer of shareholder liability for acts or obligations of such Fund and provides for indemnification and reimbursement of expense out of such Fund's property for any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. Given the nature of each Fund's assets and operations, the possibility of a Fund being unable to meet its obligations is remote and, in the opinion of counsel to the Funds, the risk to the Funds' respective shareholders is remote.

  Each Fund is also subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws. Each Fund is registered as a diversified, closed-end management investment company under the 1940 Act.

CERTAIN PROVISIONS OF THE DECLARATIONS OF TRUST

  Each Fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees, and could have the effect of depriving common shareholders of an opportunity to sell their common shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. The Board of Trustees of each Fund is divided into three classes, with the term of one class expiring at the annual meeting of shareholders. At each annual meeting, in each year each class whose term is expiring will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A Trustee may be removed from office only for cause by a written instrument signed by at least two-thirds of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and entitled to vote on the matter.

  In addition, each Fund's Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board of Trustees shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash (except pursuant to the Dividend Reinvestment
Plan); (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

  The Board of Trustees of each Fund has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of shareholders of each respective Fund generally. Reference should be made to the Declaration of Trust of each Fund on file with the SEC for the full text of these provisions.

  The Declaration of Trust of each Fund further provides that no trustee, officer, employee or agent of the Fund is liable to the Fund or to any shareholder, nor is any trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of their duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

CONVERSION TO OPEN-END FUND

  Each Fund may be converted to an open-end investment company at any time by an amendment to its Declaration of Trust. Each Fund's Declaration of Trust provides that such an amendment would require the approval of (a) a majority of the Trustees, including the approval by a majority of the disinterested Trustees of the Fund, and (b) the lesser of (i) more than 50% of the Fund's outstanding common and preferred shares, each voting as a class or (ii) 67% of the common and preferred shares, each voting as a class, present at a meeting at which holders of more than 50% of the outstanding shares of each such class are present in person or by proxy. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days prior notice to all shareholders. Conversion of a Fund to an open-end investment company would require the redemption of all outstanding preferred shares, which would eliminate the leveraged capital structure of the Fund. In the event of conversion, the common shares would cease to be listed on the NYSE, the AMEX, the NASDAQ National Market System or other national securities exchange or national market system. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If a Fund were converted to an open-end fund, it is likely that new common shares would be sold at net asset value plus a sales load. Following any such conversion, it is also possible that certain of the Fund's investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In particular the Fund would be required to maintain its portfolio such that not more than 15% of its assets would be invested in illiquid securities. Such requirement could cause the Fund to dispose of portfolio securities or other assets at a time when it is not advantageous to do so, and could adversely affect the ability of the Fund to meet its investment objective.

VOTING RIGHTS

  Voting rights are identical for the holders of each Fund's common shares. Holders of each Fund's common shares are entitled to one vote for each share held. Except as set forth above under "Certain Provisions of the Declarations of Trust" or "Conversion to Open-End Fund," or except as expressly required by applicable law or expressly set forth in the designation of rights and preferences with respect to a Fund's Preferred Shares, holders of Preferred Shares have no voting rights. When holders of a Fund's Preferred Shares are entitled to vote, they are also entitled to cast one vote per share held.

  Holders of Preferred Shares, voting as a class, are entitled to elect two of each Fund's trustees. Under the 1940 Act, if at any time dividends on a Fund's Preferred Shares are unpaid in an amount equal to two full years dividends thereon, the holders of all outstanding Preferred Shares, voting as a class, are entitled to elect a majority of the Fund's Trustees until all dividends have been paid or declared and set apart for payment.

  Unless a higher percentage is provided for under "Certain Provisions of the Declarations of Trust" above, the affirmative vote of the holders of a majority of a Fund's outstanding APS or RP, voting as a class, is required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the Fund's fundamental investment restrictions.

  The affirmative vote of a majority of the holders of Preferred Shares of a Fund, voting as a class, is required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to materially and adversely affect such preferences, rights or powers, or increase or decrease the number of preferred shares authorized to be issued.

FINANCIAL HIGHLIGHTS

  TARGET FUND. The following schedule presents financial highlights for one Target Fund Common Share outstanding throughout the periods indicated.

                             [To come by amendment]

  ACQUIRING FUND. The following schedule presents financial highlights for one Acquiring Fund Common Share outstanding throughout the periods indicated.

                             [To come by amendment]

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL

  Under the Reorganization Agreement (attached as Appendix A to the Reorganization Statement of Additional Information), (i) the Acquiring Fund will acquire substantially all of the assets, and will assume substantially all of the liabilities, of the Target Fund, in exchange for Acquiring Fund Common Shares and Acquiring Fund series [ ] APS to be issued by the Acquiring Fund. The Acquiring Fund will issue and cause to be listed on the NYSE and CHX newly-issued Acquiring Fund Common Shares. The Acquiring Fund Common Shares issued to the Target Fund will have an aggregate net asset value equal to the aggregate net asset value of the Target Fund Common Shares less the costs of the Reorganization (except that cash will be paid in lieu of any fractional shares). The shares of series [ ] Acquiring Fund APS issued will have an aggregate liquidation preference equal to the aggregate liquidation preference of the Target Fund RP. Upon receipt by the Target Fund of such shares, the Target Fund will (i) distribute the Acquiring Fund Common Shares to the holders of Target Fund Common Shares and (ii) distribute the series [ ] Acquiring Fund APS to the holders of Target Fund RP. As soon as practicable after the Closing Date for the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.

  The Target Fund will distribute the Acquiring Fund Common Shares and the series [ ] Acquiring Fund APS received by it pro rata to its holders of record of Target Fund Common Shares and Target Fund RP, as applicable, in exchange for such shareholders' shares in the Target Fund. Such distribution would be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the common and preferred shareholders of the Target Fund and transferring to those shareholder accounts the Acquiring Fund Common Shares and the Acquiring Fund APS previously credited on those books to the accounts of the Target Fund. Each newly-opened account on the books of the Acquiring Fund for the previous holders of the Target Fund would represent the respective pro rata number of Acquiring Fund Common Shares (rounded down, in the case of fractional shares, to the next largest number of whole shares) due such holder of common shares. No fractional Acquiring Fund Common Shares will be issued. In lieu thereof, the Acquiring Fund's transfer agent will aggregate all fractional Acquiring Fund Common Shares and sell the resulting whole shares on the NYSE for the account of all holders of fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon surrender of the Target Fund Common Share certificates. Similarly, each newly-opened account on the books of the Acquiring Fund for the previous holders of Target Fund RP would represent the respective pro rata number of Acquiring Fund APS due such holder. See "Terms of the Reorganization Agreement -- Surrender and Exchange of Share Certificates" below for a description of the procedures to be followed by Target Fund shareholders to obtain their Acquiring Fund Common Shares or Acquiring Fund APS (and cash in lieu of fractional shares, if any).

  As a result of the Reorganization, every holder of Target Fund Common Shares would own Acquiring Fund Common Shares that (except for cash payments received in lieu of fractional shares) would have an aggregate net asset value immediately after the Closing Date equal to the aggregate net asset value of that shareholder's Target Fund Common Shares immediately prior to the Closing Date less the costs of the Reorganization. Since the Acquiring Fund Common Shares would be issued at net asset value in exchange for the net assets of the Target Fund having a value equal to the aggregate net asset value of those Acquiring Fund Common Shares, the net asset value per share of Acquiring Fund Common Shares should remain virtually unchanged by the Reorganization except for its share of the Reorganizational costs. Similarly, the aggregate liquidation preference of the Acquiring Fund APS to be issued to the Target Fund will equal the aggregate liquidation preference of the Target Fund RP. Every holder of Target Fund RP would receive Acquiring Fund APS that would have an aggregate liquidation preference immediately after the Closing Date equal to the aggregate liquidation preference of that shareholder's Target Fund RP immediately prior to the Closing Date. The liquidation preference per share of the Acquiring Fund APS will remain unchanged by the Reorganization. Thus, the Reorganization will result in no dilution of net asset value of the Target Fund Common Shares or Acquiring Fund Common Shares, other than to reflect the costs of the Reorganization, and will result in no dilution of the value per share of Acquiring Fund APS or Target Fund RP. However, as a result of the Reorganization, a shareholder of either Fund will hold a reduced percentage of ownership in the larger combined entity than he or she did in either Fund prior to the Reorganization.

  No sales charge or fee of any kind will be charged to shareholders of the Target Fund in connection with their receipt of Acquiring Fund Common Shares or Acquiring Fund APS in the Reorganization. Holders of Target Fund RP will find that the auction dates and dividend payment dates for the Acquiring Fund APS received in the Reorganization are ordinarily (i.e., except in the case of a special dividend period) on a 28 day auction similar to the 28 day remarketing schedule in the case of RP. Any change in the standard dividend period should not materially affect the value of the Preferred Shares held by holders of Target Fund RP. The auction or remarketing procedures for the RP and APS of the Funds are substantially similar. As a result of the Reorganization, the last dividend period for the Target Fund RP prior to the Closing Date may be shorter than the dividend period for such RP determined as set forth in its applicable Certificate of Vote.

TERMS OF THE REORGANIZATION AGREEMENT

  The following is a summary of the significant terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, attached as Appendix A to the Reorganization Statement of Additional Information.

  VALUATION OF ASSETS AND LIABILITIES. The respective assets of each of the Funds will be valued on the business day prior to the Closing Date (the "Valuation Date"). The valuation procedures are the same for each Fund: the net asset value per Common Share of each Fund will be determined after the close of business on the NYSE (generally 4:00 p.m. Eastern time) on the Valuation Date. For the purpose of determining the net asset value of a Common Share of each Fund, the value of the securities held by the issuing Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding APS of the issuing Fund is divided by the total number of common shares of the issuing Fund outstanding at such time. Daily expenses, including the fees payable to the Adviser, will accrue on the Valuation Date.

  AMENDMENTS AND CONDITIONS. The Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein. The obligations of each Fund pursuant to the Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval by the shareholders of the Target Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

  POSTPONEMENT; TERMINATION. Under the Reorganization Agreement, the Board of Trustees of either Fund may cause the Reorganization to be postponed or abandoned in certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so.

  The Reorganization Agreement may be terminated, and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of Trustees of the Funds and (ii) by the Board of Trustees of either Fund if any condition to that Fund's obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

  SURRENDER AND EXCHANGE OF SHARE CERTIFICATES. After the Closing Date, each holder of an outstanding certificate or certificates formerly representing Target Fund Common Shares will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of Acquiring Fund Common Shares distributable with respect to such holder's Target Fund Common Shares, together with cash in lieu of any fractional Acquiring Fund Common Shares. Promptly after the Closing Date, the transfer agent for the Acquiring Fund Common Shares will mail to each holder of certificates formerly representing Target Fund Common Shares a letter of transmittal for use in surrendering his or her certificates for certificates representing Acquiring Fund Common Shares and cash in lieu of any fractional shares.

  Please do not send in any share certificates at this time. Upon consummation of the Reorganization, holders of Target Fund Common Shares will be furnished with instructions for exchanging their share certificates for Acquiring Fund share certificates and, if applicable, cash in lieu of fractional shares.

  From and after the Closing Date, certificates formerly representing Target Fund Common Shares will be deemed for all purposes to evidence ownership of the number of full Acquiring Fund Common Shares distributable with respect to the Target Fund Common Shares held before the Reorganization provided that, until such share certificates have been so surrendered, no dividends payable to the holders of record of Target Fund Common Shares as of any date subsequent to the Closing Date will be reinvested pursuant to the Acquiring Fund's Dividend Reinvestment Plan, but will instead be paid in cash. Once such Target Fund share certificates have been surrendered, participants in the Target Fund's Dividend Reinvestment Plan will automatically be enrolled in the Dividend Reinvestment Plan of the Acquiring Fund.

  From and after the Closing Date, there will be no transfers on the share transfer books of the Target Fund. If, after the Closing Date, certificates representing Target Fund Common Shares are presented to the Acquiring Fund, they will be cancelled and exchanged for certificates representing Acquiring Fund Common Shares, as applicable, and cash in lieu of fractional shares, if any, distributable with respect to such Target Fund Common Shares in the Reorganization.

  Preferred Shares are held in "street name" by the Depository Trust Company and all transfers will be accomplished by book entry.

  EXPENSES OF THE REORGANIZATION. In the event the Reorganization is completed, the expenses of the Reorganization will be shared by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganization. The expenses of the Reorganization will not be borne by the holders of Preferred Shares of either Fund. Management of the Funds estimates total costs of the Reorganization to be approximately
$[    ]. Of these expenses, approximately      will be borne by the Target Fund
and approximately       will be borne by the Acquiring Fund. In the event the
Reorganization is not completed, the Adviser will bear the costs associated with the Reorganization. The Target Fund Board has reviewed and approved the foregoing arrangements with respect to expenses and other charges relating to the Reorganization.

  Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund's Board; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Proxy Statement/Prospectus; legal fees incurred preparing materials for the Board of each Fund, attending each Fund's Board meetings and preparing the minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor the Adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code, Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal U.S. income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Prospective investors must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that each of the Target Fund and the Acquiring Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code. As such a reorganization, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

  - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer to the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for Acquiring Fund Common Shares and Acquiring Fund APS and the assumption by the Acquiring Fund of substantially all of the liabilities of the Target Fund and the subsequent liquidation of the Target Fund.

  - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges, as the case may be, all of his, her or its Target Fund Common Shares solely for Acquiring Fund Common Shares pursuant to the Reorganization or all of his, her or its Target Fund RP solely for Acquiring Fund APS pursuant to the Reorganization (except with respect to cash received in lieu of a fractional share of the Acquiring Fund, as discussed below).

  - The aggregate tax basis of the Acquiring Fund Common Shares or Acquiring Fund APS, as the case may be, received by a shareholder of the Target Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the Target Fund surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional share for which cash is received).

  - The holding period of the Acquiring Fund Common Shares or Acquiring Fund APS received by a shareholder of the Target Fund pursuant to the Reorganization will include the holding period of the shares of the Target Fund surrendered in exchange therefor.

  - A shareholder of the Target Fund that receives cash in lieu of a fractional share of the Acquiring Fund pursuant to the Reorganization will recognize capital gain or loss with respect to the fractional share in an amount equal to the difference between the amount of cash received for the fractional share and the portion of such shareholder's tax basis in its Target Fund shares that is allocable to the fractional share. The capital gain or loss will be long-term if the holding period for such Target Fund Common Shares or Target Fund RP, as the case may be, is more than one year as of the date of the exchange.

  - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the assets were held by the Target Fund.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Internal Revenue Code, which are the same rules currently applicable to the Target Fund and its shareholders.

  Pursuant to the grandfather relief granted in Revenue Ruling 89-81, 1989-1 C.B. 226, Target Fund is permitted to designate that dividends paid on the Target Fund RP consist of more than the Target Fund RP's pro rata share of tax-exempt income earned by the Target Fund. The Acquiring Fund, however, is not eligible to make such disproportionate designations. Accordingly, designations made by the Acquiring Fund with respect to dividends paid on the Acquiring Fund APS will be treated as consisting of a pro rata portion of each type of income so designated.

  The Acquiring Fund will succeed to the capital loss carryforwards of the Target Fund, which will be subject to the limitations described below. The Target Fund has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, however, the Target Fund will undergo an "ownership change" for tax purposes (because the Target Fund is significantly smaller than the Acquiring Fund), and accordingly, the use of capital loss carryforwards of the Target Fund (and certain built-in losses) will be limited by the operation of the tax loss limitations rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to an "annual loss limitation amount" (generally the product of the net asset value of the Target Fund immediately prior to the ownership change and a rate established by the IRS for the month in which the Reorganization occurs (for example, such rate is 4.27% for March
2005). Subject to certain limitations, any unused portion of the "annual loss limitation amount" may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. In addition, for five years after the Closing Date, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain built-in losses) attributable to the other Fund.

  The opinion of Skadden Arps will be based on federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the Reorganization Agreement and as described herein. An opinion of counsel is not binding on the IRS or any court.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Internal Revenue Code, which are the same rules currently applicable to the Target Fund and its shareholders.

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Acquiring Fund Common Shares and Acquiring Fund APS will be passed upon by Skadden Arps, which serves as counsel to the Target Fund and the Acquiring Fund. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of both the Target Fund and the Acquiring Fund.
 ------------------------------------------------------------------------------
                               OTHER INFORMATION
 ------------------------------------------------------------------------------

VOTING INFORMATION AND REQUIREMENTS

  RECORD DATE. Under the Declaration of Trust of the Target Fund (as amended to date and including the Certificate of Vote of Trustees Establishing Preferred Shares of the Target Fund), relevant Massachusetts law and the rules of the NYSE, shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of the Target Fund representing more than 50% of the outstanding Target Fund Common Shares and Target Fund RP, each voting separately as a class.

  PROXIES. The Target Fund Board has fixed the close of business on [         ],
2005 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. At the Record Date, the Target Fund had outstanding [ ] Target Fund Common Shares and [ ] Target Fund RP.

  Target Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Target Fund at the address indicated above, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

  All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) have the same effect as votes "AGAINST" the proposed Reorganization since approval of the proposed Reorganization is based on the affirmative vote of a majority of the total shares outstanding. A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  CERTAIN VOTING INFORMATION REGARDING TARGET FUND RP. RP held in "street name" may be voted under certain conditions by broker-dealer firms and counted for purposes of establishing a quorum of that Fund if no instructions are received one business day before the Meeting or, if adjourned, one business day before the day to which the Meetings are adjourned. These conditions include, among others, that (i) at least 30% of the Target Fund's RP outstanding have voted on the Reorganization and (ii) less than 10% of the Target Fund RP outstanding have voted against the Reorganization. In such instance, the broker-dealer firm will vote such uninstructed Target Fund RP on the Reorganization in the same proportion as the votes cast by all holders of the Target Fund's RP who voted on the Reorganization. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders of the Fund exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for the purposes of determining a quorum.

SHAREHOLDER INFORMATION

  Except as set forth below, as of [         ], to the knowledge of the Funds,
no shareholder owned beneficially more than 5% of a class of a Fund's outstanding shares:

  [insert]

  As of [         ], no trustees or executive officers owned, directly or
beneficially, common shares or Preferred Shares of either Fund. As of [ ], the trustees and executive officers of the Funds individually and as a group owned less than 1% of the outstanding shares of each Fund.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Funds' trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the NYSE, as applicable, reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder's Fund should send such proposal to the respective Fund at 1221 Avenue of the Americas, New York, New York 10020.

SOLICITATION OF PROXIES

  Solicitation of proxies is being made primarily by the mailing of this Notice
and Proxy Statement/Prospectus with its enclosures on or about [         ],
2005. Target Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, telegraph, facsimile or oral communication. The Target Fund has retained ALAMO Direct Mail Services, Inc. ("ALAMO") to make telephone calls to Target Fund Shareholders to remind them to vote. In addition, ALAMO may also be retained to assist with any necessary solicitation of proxies. In the event of a solicitation, ALAMO would be paid a project management fee as well as fees charged on a per call basis and certain other expenses. Management estimates that any such solicitation would
cost approximately $[    ]. Proxy solicitation expenses are an expense of the
Reorganization which will be borne by the Target Fund and the Acquiring Fund in proportion to their projected declines in total operating expenses as a result of the Reorganization.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Target Fund Board knows of no business other than that described in this Proxy Statement/Prospectus which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

  In the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Special Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Target Fund Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned.

  If you cannot be present in person at the Special Meeting, please fill in, sign and return the enclosed proxy card promptly. No postage is necessary if mailed in the United States.

                                       LOU ANNE MCINNIS
                                       Assistant Secretary
                                       Van Kampen Investment Grade Municipal
                                       Trust

May   , 2005

                         [VAN KAMPEN INVESTMENTS LOGO]

                                   EXHIBIT I

                       DESCRIPTION OF SECURITIES RATINGS

     STANDARD & POOR'S -- A brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:

     A S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

                         LONG-TERM ISSUE CREDIT RATINGS

     Issue credit ratings are based in varying degrees, on the following considerations:

          1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

          2. Nature of and provisions of the obligation; and

          3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA: An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE

     BB, B, CCC, CC, C: Obligations rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated "C" is CURRENTLY HIGHLY VULNERABLE to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

     N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

                        SHORT-TERM ISSUE CREDIT RATINGS

     A S&P short-term rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

     A-1: A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

     D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     A short-term rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

                                  DUAL RATINGS

     S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, S&P note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").

     MOODY'S INVESTORS SERVICE INC. -- A brief description of the applicable Moody's Investors Service, Inc. (Moody's) rating symbols and their meanings (as published by Moody's) follows:

                          LONG-TERM OBLIGATION RATINGS

     Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

                     MOODY'S LONG-TERM RATING DEFINITIONS:

     Aaa: Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

     Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

     A: Obligations rated A are considered upper-medium grade and are subject to low credit risk.

     Baa: Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

     Ba: Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

     B: Obligations rated B are considered speculative and are subject to high credit risk.

     Caa: Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

     Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

     C: Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

     Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                            MEDIUM-TERM NOTE RATINGS

     Moody's assigns long-term ratings to individual debt securities issued from medium-term note (MTN) programs, in addition to indicating ratings to MTN programs themselves. Notes issued under MTN programs with such indicated ratings are rated at issuance at the rating applicable to all pari passu notes issued under the same program, at the program's relevant indicated rating, provided such notes do not exhibit any of the characteristics listed below:

          1. Notes containing features that link interest or principal to the credit performance of any third party or parties

          2. Notes allowing for negative coupons, or negative principal

          3. Notes containing any provision that could obligate the investor to make any additional payments

          4. Notes containing provisions that subordinate the claim.

     For notes with any of these characteristics, the rating of the individual note may differ from the indicated rating of the program.

     Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody's encourages market participants to contact Moody's Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR symbol.

                               SHORT-TERM RATINGS

     Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

                                      P-1

     Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

                                      P-2

     Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

                                      P-3

     Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

                                       NP

     Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

     NOTE: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION, DATED MARCH 18, 2005

                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                  VAN KAMPEN INVESTMENT GRADE MUNICIPAL TRUST

                        BY AND IN EXCHANGE FOR SHARES OF

                           VAN KAMPEN MUNICIPAL TRUST

                            DATED [          ], 2005

     This Statement of Additional Information is available to the shareholders of Van Kampen Investment Grade Municipal Trust (the "Target Fund") in connection with a proposed transaction (the "Reorganization") whereby Van Kampen Municipal Trust (the "Acquiring Fund") will acquire substantially all of the assets and assume substantially all of the liabilities of the Target Fund in exchange for an equal aggregate net asset value of newly-issued common shares of beneficial interest, par value $0.01 per share ("Acquiring Fund Common Shares"), and
newly-issued series [          ] auction preferred shares with a par value of
$0.01 per share and a liquidation preference of $25,000 per share ("Acquiring Fund APS"). The Target Fund will distribute Acquiring Fund Common Shares to holders of common shares of the Target Fund ("Target Fund Common Shares") and
series [          ] Acquiring Fund APS to holders of Remarketed Preferred Shares of the Target Fund ("Target Fund RP"), and will then terminate its registration under the Investment Company Act of 1940, as amended (the "1940 Act"), and dissolve under applicable state law. A copy of a form of the Agreement and Plan of Reorganization between the Target Fund and the Acquiring Fund is attached hereto as Appendix A. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Proxy Statement/Prospectus.

     This Statement of Additional Information is not a prospectus and should be
read in conjunction with the Proxy Statement/Prospectus dated May   , 2005
relating to the proposed Reorganization of the Target Fund into the Acquiring Fund. A copy of the Proxy Statement/Prospectus may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling (800) 847-2424 (TDD users may call (800) 421-2833). The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

     This Statement of Additional Information is intended to provide Target Fund shareholders with certain additional information about the Acquiring Fund, which will hereinafter sometimes be referred to simply as the "Fund."

                               TABLE OF CONTENTS

                                                              Page
                                                              ----
Trustees and Officers.......................................  S-1
Investment Advisory Agreement...............................  S-12
Portfolio Managers..........................................  S-14
Portfolio Transactions and Brokerage Allocation.............  S-16
Additional Information Relating to Auction Preferred Shares
  of the Fund...............................................  S-18
Financial Statements........................................  S-28
Appendix A Agreement and Plan of Reorganization.............  A-1
Appendix B Certificate of Vote of Trustees..................  B-1
Appendix C Acquiring Fund Annual Report Dated [        ]....  C-1
Appendix D Target Fund Annual Report Dated [        ].......  D-1
Appendix E Morgan Stanley Investment Management Proxy Voting
  Policy and Procedures.....................................  E-1

                             TRUSTEES AND OFFICERS

GENERAL

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (59)               Trustee      Trustee     Chairman and Chief Executive        83       Trustee/Director/
Blistex Inc.                                  since 2003  Officer of Blistex Inc., a                   Managing General
1800 Swift Drive                                          consumer health care products                Partner of funds in
Oak Brook, IL 60523                                       manufacturer. Director of the                the Fund Complex.
                                                          Heartland Alliance, a
                                                          nonprofit organization serving
                                                          human needs based in Chicago.
                                                          Director of St. Vincent de
                                                          Paul Center, a Chicago based
                                                          day care facility serving the
                                                          children of low income
                                                          families. Board member of the
                                                          Illinois Manufacturers'
                                                          Association.

Jerry D. Choate (66)             Trustee      Trustee     Prior to January 1999,              81       Trustee/Director/
33971 Selva Road                              since 1999  Chairman and Chief Executive                 Managing General
Suite 130                                                 Officer of the Allstate                      Partner of funds in
Dana Point, CA 92629                                      Corporation ("Allstate") and                 the Fund Complex.
                                                          Allstate Insurance Company.                  Director of Amgen
                                                          Prior to January 1995,                       Inc., a
                                                          President and Chief Executive                biotechnological
                                                          Officer of Allstate. Prior to                company, and Director
                                                          August 1994, various                         of Valero Energy
                                                          management positions at                      Corporation, an
                                                          Allstate.                                    independent refining
                                                                                                       company.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE
Rod Dammeyer+ (64)               Trustee      Trustee     President of CAC, L.L.C., a         83       Trustee/Director/
CAC, L.L.C.                                   since 2003  private company offering                     Managing General
4350 LaJolla Village Drive                                capital investment and                       Partner of funds in
Suite 980                                                 management advisory services.                the Fund Complex.
San Diego, CA 92122-6223                                  Prior to February 2001, Vice                 Director of
                                                          Chairman and Director of                     Stericycle, Inc.,
                                                          Anixter International, Inc., a               Ventana Medical
                                                          global distributor of wire,                  Systems, Inc., and
                                                          cable and communications                     GATX Corporation, and
                                                          connectivity products. Prior                 Trustee of The
                                                          to July 2000, Managing Partner               Scripps Research
                                                          of Equity Group Corporate                    Institute and the
                                                          Investment (EGI), a company                  University of Chicago
                                                          that makes private investments               Hospitals and Health
                                                          in other companies.                          Systems. Prior to
                                                                                                       April 2004, Director
                                                                                                       of TheraSense, Inc.
                                                                                                       Prior to January
                                                                                                       2004, Director of
                                                                                                       TeleTech Holdings
                                                                                                       Inc. and Arris Group,
                                                                                                       Inc. Prior to May
                                                                                                       2002, Director of
                                                                                                       Peregrine Systems
                                                                                                       Inc. Prior to
                                                                                                       February 2001,
                                                                                                       Director of IMC
                                                                                                       Global Inc. Prior to
                                                                                                       July 2000, Director
                                                                                                       of Allied Riser
                                                                                                       Communications Corp.,
                                                                                                       Matria Healthcare
                                                                                                       Inc., Transmedia
                                                                                                       Networks, Inc., CNA
                                                                                                       Surety, Corp. and
                                                                                                       Grupo Azcarero Mexico
                                                                                                       (GAM).

Linda Hutton Heagy (56)          Trustee      Trustee     Managing Partner of Heidrick &      81       Trustee/Director/
Heidrick & Struggles                          since 1995  Struggles, an executive search               Managing General
233 South Wacker Drive                                    firm. Trustee on the                         Partner of funds in
Suite 7000                                                University of Chicago                        the Fund Complex.
Chicago, IL 60606                                         Hospitals Board, Vice Chair of
                                                          the Board of the YMCA of
                                                          Metropolitan Chicago and a
                                                          member of the Women's Board of
                                                          the University of Chicago.
                                                          Prior to 1997, Partner of Ray
                                                          & Berndtson, Inc., an
                                                          executive recruiting firm.
                                                          Prior to 1996, Trustee of The
                                                          International House Board, a
                                                          fellowship and housing
                                                          organization for international
                                                          graduate students. Prior to
                                                          1995, Executive Vice President
                                                          of ABN AMRO, N.A., a bank
                                                          holding company. Prior to
                                                          1992, Executive Vice President
                                                          of La Salle National Bank.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

R. Craig Kennedy (52)            Trustee      Trustee     Director and President of the       81       Trustee/Director/
1744 R Street, NW                             since 1995  German Marshall Fund of the                  Managing General
Washington, DC 20009                                      United States, an independent                Partner of funds in
                                                          U.S. foundation created to                   the Fund Complex.
                                                          deepen understanding, promote
                                                          collaboration and stimulate
                                                          exchanges of practical
                                                          experience between Americans
                                                          and Europeans. Formerly,
                                                          advisor to the Dennis Trading
                                                          Group Inc., a managed futures
                                                          and option company that
                                                          invests money for individuals
                                                          and institutions. Prior to
                                                          1992, President and Chief
                                                          Executive Officer, Director
                                                          and member of the Investment
                                                          Committee of the Joyce
                                                          Foundation, a private
                                                          foundation.

Howard J Kerr (69)               Trustee      Trustee     Prior to 1998, President and        83       Trustee/Director/
736 North Western Avenue                      since 2003  Chief Executive Officer of                   Managing General
P.O. Box 317                                              Pocklington Corporation, Inc.,               Partner of funds in
Lake Forest, IL 60045                                     an investment holding company.               the Fund Complex.
                                                          Director of the Marrow                       Director of the Lake
                                                          Foundation.                                  Forest Bank & Trust.

Jack E. Nelson (68)              Trustee      Trustee     President of Nelson Investment      81       Trustee/Director/
423 Country Club Drive                        since 1995  Planning Services, Inc., a                   Managing General
Winter Park, FL 32789                                     financial planning company and               Partner of funds in
                                                          registered investment adviser                the Fund Complex.
                                                          in the State of Florida.
                                                          President of Nelson Ivest
                                                          Brokerage Services Inc., a
                                                          member of the NASD, Securities
                                                          Investors Protection Corp. and
                                                          the Municipal Securities
                                                          Rulemaking Board. President of
                                                          Nelson Sales and Services
                                                          Corporation, a marketing and
                                                          services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein+ (64)       Trustee      Trustee     President Emeritus and              83       Trustee/Director/
1126 E. 59th Street                           since 2003  Honorary Trustee of the                      Managing General
Chicago, IL 60637                                         University of Chicago and the                Partner of funds in
                                                          Adam Smith Distinguished                     the Fund Complex.
                                                          Service Professor in the                     Director of Winston
                                                          Department of Economics at the               Laboratories, Inc.
                                                          University of Chicago. Prior
                                                          to July 2000, President of the
                                                          University of Chicago. Trustee
                                                          of the University of Rochester
                                                          and a member of its investment
                                                          committee. Member of the
                                                          National Academy of Sciences,
                                                          the American Philosophical
                                                          Society and a fellow of the
                                                          American Academy of Arts and
                                                          Sciences.

                                                                                          NUMBER OF
                                               TERM OF                                     FUNDS IN
                                              OFFICE AND                                     FUND
                                 POSITION(S)  LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)          OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS             BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (63)   Trustee      Trustee     Chief Communications Officer        81       Trustee/Director/
815 Cumberstone Road                          since 1999  of the National Academy of                   Managing General
Harwood, MD 20776                                         Sciences/National Research                   Partner of funds in
                                                          Council, an independent,                     the Fund Complex.
                                                          federally chartered policy                   Director of Fluor
                                                          institution, from 2001 to                    Corp., an
                                                          November 2003 and Chief                      engineering,
                                                          Operating Officer from 1993 to               procurement and
                                                          2001. Director of the                        construction
                                                          Institute for Defense                        organization, since
                                                          Analyses, a federally funded                 January 2004 and
                                                          research and development                     Director of Neurogen
                                                          center, Director of the German               Corporation, a
                                                          Marshall Fund of the United                  pharmaceutical
                                                          States, Director of the Rocky                company, since
                                                          Mountain Institute and Trustee               January 1998.
                                                          of Colorado College. Prior to
                                                          1993, Executive Director of
                                                          the Commission on Behavioral
                                                          and Social Sciences and
                                                          Education at the National
                                                          Academy of Sciences/National
                                                          Research Council. From 1980
                                                          through 1989, Partner of
                                                          Coopers & Lybrand.

                              INTERESTED TRUSTEES*

                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Mitchell M. Merin* (51)       Trustee,     Trustee     President and Chief Executive          81       Trustee/Director/
1221 Avenue of the Americas   President    since       Officer of funds in the Fund                    Managing General
New York, NY 10020            and Chief    1999;       Complex. Chairman, President,                   Partner of funds in
                              Executive    President   Chief Executive Officer and                     the Fund Complex.
                              Officer      and Chief   Director of the Adviser and Van
                                           Executive   Kampen Advisors Inc. since
                                           Officer     December 2002. Chairman,
                                           since 2002  President and Chief Executive
                                                       Officer of Van Kampen Investments
                                                       since December 2002. Director of
                                                       Van Kampen Investments since
                                                       December 1999. Chairman and
                                                       Director of Van Kampen Funds Inc.
                                                       since December 2002. President,
                                                       Director and Chief Operating
                                                       Officer of Morgan Stanley
                                                       Investment Management since
                                                       December 1998. President and
                                                       Director since April 1997 and
                                                       Chief Executive Officer since
                                                       June 1998 of Morgan Stanley
                                                       Investment Advisors Inc. and
                                                       Morgan Stanley Services Company
                                                       Inc. Chairman, Chief Executive
                                                       Officer and Director of Morgan
                                                       Stanley Distributors Inc. since
                                                       June 1998. Chairman since June
                                                       1998, and Director since January
                                                       1998 of Morgan Stanley Trust.
                                                       Director of various Morgan
                                                       Stanley subsidiaries. President
                                                       of the Morgan Stanley Funds since
                                                       May 1999. Previously Chief
                                                       Executive Officer of Van Kampen
                                                       Funds Inc. from December 2002 to
                                                       July 2003, Chief Strategic
                                                       Officer of Morgan Stanley
                                                       Investment Advisors Inc. and
                                                       Morgan Stanley Services Company
                                                       Inc. and Executive Vice President
                                                       of Morgan Stanley Distributors
                                                       Inc. from April 1997 to June
                                                       1998. Chief Executive Officer
                                                       from September 2002 to April 2003
                                                       and Vice President from May 1997
                                                       to April 1999 of the Morgan
                                                       Stanley Funds.

Richard F. Powers, III* (58)  Trustee      Trustee     Advisory Director of Morgan            83       Trustee/Director/
1221 Avenue of the Americas                since 1999  Stanley. Prior to December 2002,                Managing General
New York, NY 10020                                     Chairman, Director, President,                  Partner of funds in
                                                       Chief Executive Officer and                     the Fund Complex.
                                                       Managing Director of Van Kampen
                                                       Investments and its investment
                                                       advisory, distribution and other
                                                       subsidiaries. Prior to December
                                                       2002, President and Chief
                                                       Executive Officer of funds in the
                                                       Fund Complex. Prior to May 1998,
                                                       Executive Vice President and
                                                       Director of Marketing at Morgan
                                                       Stanley and Director of Dean
                                                       Witter, Discover & Co. and Dean
                                                       Witter Realty. Prior to 1996,
                                                       Director of Dean Witter Reynolds
                                                       Inc.

                                                                                          NUMBER OF
                                            TERM OF                                        FUNDS IN
                                           OFFICE AND                                        FUND
                              POSITION(S)  LENGTH OF                                       COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)             OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (65)         Trustee      Trustee     Partner in the law firm of             83       Trustee/Director/
333 West Wacker Drive                      since 1995  Skadden, Arps, Slate, Meagher &                 Managing General
Chicago, IL 60606                                      Flom LLP, legal counsel to funds                Partner of funds in
                                                       in the Fund Complex.                            the Fund Complex.
                                                                                                       Director of the
                                                                                                       Abraham Lincoln
                                                                                                       Presidential
                                                                                                       Foundation.

------------------------------------

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

+ Designated as Preferred Shares Trustee.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Stefanie V. Chang Yu (38)       Vice President      Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     and Secretary       since 2003  Vice President and Secretary of funds in the Fund Complex.
New York, NY 10020

Amy R. Doberman (42)            Vice President      Officer     Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                         since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10020                                              Management, Inc., Morgan Stanley Investment Advisers Inc.
                                                                and the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex as of August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc from January 1997 to July 2000.

James W. Garrett (36)           Chief Financial     Officer     Executive Director of Morgan Stanley Investment Management.
1221 Avenue of the Americas     Officer and         since 2005  Chief Financial Officer and Treasurer of Morgan Stanley
New York, NY 10020              Treasurer                       Institutional Funds since 2002 and of funds in the Fund
                                                                Complex since 2005.

Joseph J. McAlinden (62)        Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas     President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020              Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                                Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                                Vice President and Chief Investment Officer of funds in the
                                                                Fund Complex. Managing Director and Chief Investment Officer
                                                                of Van Kampen Investments, the Adviser and Van Kampen
                                                                Advisors Inc. since December 2002.

Ronald E. Robison (66)          Executive Vice      Officer     Executive Vice President and Principal Executive Officer of
1221 Avenue of the Americas     President and       since 2003  Funds in the Fund Complex since May 2003. Chief Executive
New York, NY 10020              Principal                       Officer and Chairman of Investor Services. Managing Director
                                Executive                       of Morgan Stanley. Chief Administrative Officer, Managing
                                Officer                         Director and Director of Morgan Stanley Investment Advisors
                                                                Inc., Morgan Stanley Services Company Inc. and Managing
                                                                Director and Director of Morgan Stanley Distributors Inc.
                                                                Chief Executive Officer and Director of Morgan Stanley
                                                                Trust. Executive Vice President and Principal Executive
                                                                Officer of the Institutional and Retail Morgan Stanley
                                                                Funds; Director of Morgan Stanley SICAV; previously Chief
                                                                Global Operations Officer and Managing Director of Morgan
                                                                Stanley Investment Management Inc.

John L. Sullivan (49)           Chief Compliance    Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza                Officer             since 1996  August 2004. Prior August 2004, Director and Managing
Oakbrook Terrace, IL 60181                                      Director of Van Kampen Investments, the Adviser, Van Kampen
                                                                Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management. Prior
                                                                to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

---------------

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                  Fund Complex
                                         --------------------------------------------------------------
                                         Aggregate Pension   Aggregate Estimated
                                           or Retirement       Maximum Annual
                         Aggregate       Benefits Accrued     Benefits from the     Total Compensation
                        Compensation        as Part of          Fund Complex       before Deferral from
       Name(1)        from the Fund(2)      Expenses(3)      Upon Retirement(4)      Fund Complex(5)
       -------        ----------------   -----------------   -------------------   --------------------
INDEPENDENT TRUSTEES
David C. Arch              $                 $ 35,277             $147,500               $192,530
Jerry D. Choate                                82,527              126,000                200,002
Rod Dammeyer                                   63,782              147,500                208,000
Linda Hutton Heagy                             24,465              142,500                184,784
R. Craig Kennedy                               16,911              142,500                200,002
Howard J Kerr                                 140,743              147,500                208,000
Jack E. Nelson                                 97,294              109,500                200,002
Hugo F. Sonnenschein                           64,476              147,500                208,000
Suzanne H. Woolsey                             58,450              142,500                200,002

INTERESTED TRUSTEE
Wayne W. Whalen(1)                             72,001              147,500                208,000

------------------------------------

(1) Trustees not eligible for compensation are not included in the Compensation Table. Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of the Fund and certain other funds in the Fund Complex. J. Miles Branagan retired as a member of the Board of Trustees of the Fund and other funds in the Fund Complex on December 31, 2004.

(2) The amounts shown in this column represent the aggregate compensation before deferral with respect to the Fund's fiscal year ended December 31, 2004. The following Trustees deferred compensation from the Fund during the fiscal year ended

    December 31, 2004: Mr. Choate, $          ; Mr. Dammeyer, $          ; Ms.
    Heagy, $          ; Mr. Nelson, $          ; Mr. Sonnenschein, $          ;
    and Mr. Whalen, $          . The cumulative deferred compensation (including
    interest) accrued with respect to each trustee, including former trustees, from the Fund as of December 31, 2004 is as follows: Mr. Branagan,
    $          ; Mr. Choate, $          ; Mr. Dammeyer, $          ; Ms. Heagy,
    $          ; Mr. Kennedy, $          ; Mr. Miller, $          ; Mr. Nelson,
    $          ; Mr. Robinson, $          ; Mr. Rooney, $          ; Mr. Sisto,
    $          ; Mr. Sonnenschein, $          ; and Mr. Whalen, $          . The
    deferred compensation plan is described above the Compensation Table.

(3) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2004. The retirement plan is described above the Compensation Table.

(4) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex for each year of the 10-year period commencing in the year of such person's anticipated retirement. The retirement plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2004 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, books of account or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     During the Fund's last fiscal year, the Board of Trustees held   meetings.
During the Fund's last fiscal year, the audit committee of the Board held meetings, the brokerage and services committee of the Board held meetings and
the governance committee held   meetings.

SHARE OWNERSHIP

     In addition to deferred compensation balances as described in the Compensation Table, as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2004 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                              TRUSTEE
                                     -----------------------------------------------------------------------------------------
                                       ARCH    CHOATE   DAMMEYER   HEAGY    KENNEDY    KERR    NELSON   SONNENSCHEIN  WOOLSEY
                                     --------  -------  --------  --------  --------  -------  -------  ------------  --------
Dollar range of equity securities
 in the Fund.......................
Aggregate dollar range of equity
 securities in all registered
 investment companies overseen by
 Trustee in the Fund Complex.......  $50,001-    $1-      over    $10,001-    over      $1-      $1-      $10,001-    $10,001-
                                     $100,000  $10,000  $100,000  $50,000   $100,000  $10,000  $10,000    $50,000     $50,000

INTERESTED TRUSTEES

                                                                        TRUSTEE
                                                              ----------------------------
                                                               MERIN     POWERS    WHALEN
                                                              --------  --------  --------
Dollar range of equity securities in the Fund...............
Aggregate dollar range of equity securities in all
 registered investment companies overseen by Trustee in the
 Fund Complex...............................................    over      over      over
                                                              $100,000  $100,000  $100,000

     Including deferred compensation balances (which are amounts deferred and thus retained by the Fund as described in the Compensation Table), as of December 31, 2004, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Fund had in the aggregate, combining beneficially owned equity securities and deferred compensation of the Fund and of all of the funds in the Fund Complex overseen by the trustee, the dollar range of amounts specified below.

          2004 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                            TRUSTEE
                                  --------------------------------------------------------------------------------------------
                                    ARCH     CHOATE   DAMMEYER   HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
                                  --------  --------  --------  --------  --------  --------  --------  ------------  --------
Dollar range of equity
 securities and deferred
 compensation in the Fund.......
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by Trustee in Fund Complex.....  $50,001-    over      over      over      over      over      over        over      $10,000-
                                  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000  $100,000    $100,000    $50,001

INTERESTED TRUSTEES

                                             TRUSTEE
                                  ------------------------------
                                   MERIN      POWERS     WHALEN
                                  --------   --------   --------
Dollar range of equity
 securities and deferred
 compensation in the Fund.......
Aggregate dollar range of equity
 securities and deferred
 compensation in all registered
 investment companies overseen
 by Trustee in the Fund
 Complex........................    over       over       over
                                  $100,000   $100,000   $100,000

     As of           , 2005, the trustees and officers of the Fund as a group
owned less than 1% of the shares of the Fund.

CODE OF ETHICS

     The Fund, the Adviser, and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Advisory Agreement.

     The fee payable to the Adviser is reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of the trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.

     In approving the Advisory Agreement, the Board of Trustees, including the non-interested trustees, considered the nature, quality and scope of the services provided by the Adviser, the performance, fees and expenses of the Fund compared to other similar investment companies, the Adviser's expenses in providing the services and the profitability of the Adviser and its affiliated companies. The Board of Trustees also reviewed the benefit to the Adviser of receiving research paid for by Fund assets and the propriety of such an arrangement and evaluated other benefits the Adviser derives from its relationship with the Fund. The Board of Trustees considered the extent to which any economies of scale experienced by the Adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies at different asset levels, and considered the trends in the industry versus historical and projected sales and redemptions of the Fund. The Board of Trustees reviewed reports from third parties about the foregoing factors and considered changes, if any, in such items since its previous approval. The Board of Trustees discussed the financial strength of the Adviser and its affiliated companies and the capability of the personnel of the Adviser. The Board of Trustees reviewed the statutory and regulatory requirements for approval of advisory agreements. The Board of Trustees, including the non-interested trustees, evaluated all of the foregoing and determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.

     Prior to the date of this Statement of Additional Information, Van Kampen Advisors Inc., an affiliate of the Adviser, acted as sub-adviser to the Fund. Van Kampen Advisors Inc. was located at 40 Broad Street, Suite 915, Boston, Massachusetts 02109. The Adviser paid to Van Kampen Advisors Inc. on a monthly basis a portion of the net advisory fees that the Adviser received from the Fund.

ADVISORY FEES

                                                     FISCAL YEAR ENDED NOVEMBER 30,
                                                 ---------------------------------------
                                                    2004          2003          2002
                                                 -----------   -----------   -----------
The Adviser received the approximate advisory
  fees of......................................  $             $             $

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of [          ], Thomas Byron managed [          ] registered investment
companies with a total of $[          ] billion in assets; [          ] pooled
investment vehicles other than registered investment companies with a total of
$[          ] million in assets; and [          ] other accounts with a total of
$[          ] billion in assets.

     As of [          ], Robert Wimmel managed [          ] registered
investment companies with a total of $[          ] billion in assets;
[          ] pooled investment vehicles other than registered investment
companies with a total of $[          ] million in assets; and [          ]
other accounts with a total of $[          ] billion in assets.

     As of [          ], John Reynoldson managed [          ] registered
investment companies with a total of $[          ] billion in assets;
[          ] pooled investment vehicles other than registered investment
companies with a total of $[          ] million in assets; and [          ]
other accounts with a total of $[          ] billion in assets.

     Because the portfolio managers manage assets for other mutual funds, pooled investment vehicles, institutional clients, pension plans and certain high net worth individuals, there may be incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser has adopted policies and procedures reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION

     BASE COMPENSATION. Generally, portfolio managers receive base compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Equity Incentive Compensation Program (EICP) awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Deferred Compensation Plan (IMDCP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in certain Morgan Stanley Funds. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 50% of the IMDCP deferral into a combination of the [referenced] funds they manage or directly support that are included in the IMDCP fund menu.

     - Select Employees' Capital Accumulation Program (SECAP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of [referenced] investment funds, including Morgan Stanley funds; and

     - Voluntary Equity Incentive Compensation Program (VEICP) awards--a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include

     - Investment performance. The majority of a portfolio manager's compensation is linked to the Fund's pre-tax investment performance. Investment performance is calculated for one-, three and five-year periods measured against the Fund's benchmark, indexes and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     - The Fund's revenue.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market/compensation survey.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of other affiliated entities, including Morgan Stanley and Morgan Stanley Investment Management, and the Global Investor Group, a division of Morgan Stanley Investment Management.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation comprises the same factors as those comprising overall compensation described above.

     The same methodology is used to determine portfolio manager compensation for all accounts.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of the end of the Fund's most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

 BYRON      WIMMEL    REYNOLDSON
--------   --------   ----------
[      ]   [      ]    [      ]

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed securities on an exchange, which are effected through brokers who charge a commission for their services.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund and the Adviser if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers, through which the Fund may effect securities transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

                                                           AFFILIATED BROKERS
                                           ALL BROKERS   MORGAN STANLEY DW INC.
                                           -----------   ----------------------
COMMISSIONS PAID:
  Fiscal year ended October 31, 2004.....       1                  0
  Fiscal year ended October 31, 2003.....      16                  0
  Fiscal year ended October 31, 2002.....       0                  0
FISCAL YEAR 2004 PERCENTAGES:
  Commissions with affiliate to total commissions.....             0%
  Value of brokerage transactions with affiliate to
     total transactions...............................             0%

     During the fiscal year ended October 31, 2004, the Fund paid no brokerage commissions to brokers selected primarily on the basis of research services provided to the Adviser.

                             ADDITIONAL INFORMATION
                RELATING TO AUCTION PREFERRED SHARES OF THE FUND

     The following is a brief description of the terms of the shares of each series of APS of the Acquiring Fund. This description does not purport to be complete and is subject to and qualified in its entirety by reference to Fund's Declaration of Trust, including the Certificate of Vote establishing and fixing the rights and preferences of the shares of such series of APS, attached hereto as Appendix B (together, the "APS Provisions"). Capitalized terms not otherwise defined below are defined in the Certificate of Vote.

     The Declaration of Trust currently authorizes the issuance of an unlimited number of shares of Common Shares and 100,000,000 Preferred Shares of beneficial interest, par value $.01 per share (which may be issued from time to time in such series and with such designations, preferences and other rights, qualifications, limitations and restrictions as are determined in a resolution of the Board of Trustees of the Fund). Under the APS Provisions, the Fund currently has outstanding 12,000 APS. All shares of each series of APS have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared). The shares of each series of APS will rank on a parity with shares of any other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon liquidation. So long as either Moody's or S&P is rating the shares of any series of APS, the Fund may, without the vote of the holders of APS, issue additional series of Preferred Shares, including APS, subject to applicable provisions of the 1940 Act and to continuing compliance with the 1940 Act APS Asset Coverage and the APS Basic Maintenance Amount, provided that (1) any such additional series ranks on a parity with the then Outstanding APS as to the payment of dividends and the distribution of assets upon liquidation and (2) the Fund obtains written confirmation from Moody's or S&P, or both, as the case may be, that the issuance of any such additional series would not impair the rating then assigned by such rating agency to the APS.

DIVIDENDS AND DIVIDEND PERIODS

     Dividends on shares of each series of APS will accumulate at the Applicable Rate per annum and will be payable, when, as and if declared by the Board of Trustees of the Fund out of funds legally available therefor, on shares of APS Series A on each Tuesday, on shares of APS Series B on each fourth Wednesday, on shares of APS Series C on each Thursday and on shares of APS Series D on each fourth Friday, in each case subject to certain exceptions. The Fund, subject to certain conditions, may designate any Dividend Period as a Special Dividend Period, which shall be such number of consecutive days or whole years as the Board of Trustees shall specify, subject to certain exceptions.

     Dividends will be paid through the Securities Depository (The Depository Trust Company or any successor) on each Dividend Payment Date in accordance with its normal procedures, which now provide for it to distribute dividends in next-day funds to Agent Members, who in turn are expected to distribute such dividend payments to the persons for whom they are acting as agents. Each of the initial Broker Dealers, however, has indicated to the Fund that such Broker-Dealer or one of its affiliates will make such dividend payments available in same-day funds on each Dividend Payment Date to customers that use such Broker Dealer or such affiliate as Agent Member.

     For each Dividend Period, the dividend rate for shares of each series of APS will be the Applicable Rate per annum that the Auction Agent (Bankers Trust Company or any successor) advises the Fund results from an Auction, except as provided below. The dividend rate that results from an Auction for a series of APS will not be greater than the Maximum Rate, which is:

     (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Dividend Period, the product of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period of such series and (2) the Applicable Percentage on such Auction Date, unless such series of APS has or had a Special Dividend Period (other than a Special Dividend Period of 28 days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period for such series (7 days with respect to APS Series A and APS Series C and 28 days with respect to APS Series B and APS Series D) after such Special Dividend Period, in which case the higher of:

        (A) the dividend rate on shares of such series of APS for the then-ending Rate Period, and

        (B) the product of-(x) the higher of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer, and (11) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period of such series, if such Special Dividend Period is less than one year, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period is one year or longer and (y) the Applicable Percentage on such Auction Date; or

     (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period, the product of (1) the highest of (x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period is less than one year, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer, (y) the "AA" Composite Commercial Paper Rate on such Auction Date for the Special Dividend Period of such series for which the Auction is being held if such Special Dividend Period is less than one year or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period is one year or longer, and (z) the "AA" Composite Commercial Paper Rate on such Auction Date for a Minimum Dividend Period and (2) the Applicable Percentage on such Auction Date.

     The applicable "AA" Composite Commercial Paper Rates and Treasury Rates will be the rates announced on such Auction Date for the Business Day immediately prior to such Auction Date.

     The "Applicable Percentage" will be a percentage, determined as set forth below, based on the prevailing rating of the APS in effect at the close of business on the Business Day next preceding such Auction Date:

                                                             APPLICABLE
PREVAILING RATING                                            PERCENTAGE
-----------------                                            ----------
"Aa3"/AA- or higher........................................     110%
"A3"/A-....................................................     125%
"Baa3"/BBB.................................................     150%
"Ba3"/BB-..................................................     200%
Below "Ba3"/BB-............................................     250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income that is taxable for federal income tax purposes to the APS prior to any Auction, for purposes of determining the Maximum Rate with respect to such Auction the Applicable Percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater, provided, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent that the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS. If the APS are rated by only one rating agency, such rating will be the prevailing rating. If the ratings for the APS are split between two of the foregoing categories, the lower rating will determine the prevailing rating.

     If an Auction for any Dividend Period of any series of APS is not held for any reason or if the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or Redemption Price of, shares of any series of APS and such failure has not been cured as set forth below prior to any succeeding Dividend Period thereof, then, subject to the next paragraph, the dividend rate on the shares of such series for any such Dividend Period will be the Maximum Rate for such series on the Auction Date for such Dividend Period.

     If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any shares of any series of APS during any Rate Period thereof (other than any Special Dividend Period consisting of four or more Dividend Periods or any Rate Period succeeding any Special Dividend Period consisting of four or more Dividend Periods during which such a failure occurred that has not been cured), and, prior to 12:00 Noon on the third Business Day next succeeding the date on which such failure occurred, such failure shall not have been cured or the Fund shall not have paid a late charge, then Auctions for such series will be suspended until such failure is so cured and the dividend rate for such shares of APS for each Dividend Period thereof commencing after such failure to and including the Dividend Period, if any, during which such failure is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "Ba3"/BB-"). If the Fund fails to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, any shares of any series of APS during a Special Dividend Period thereof consisting of four or more Dividend Periods, or during any Dividend Period thereof succeeding any Special Dividend Period consisting of four or more Dividend Periods during which such a failure occurred that has not been cured, and such failure shall not have been cured as described herein, then Auctions for such series will be suspended until such failure is so cured and the dividend rate for such shares of APS for each Dividend Period thereof commencing after such failure to and including the Dividend Period, if any, during which such failure is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for each such Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "Ba3"/BB-").

DESIGNATION OF SPECIAL DIVIDEND PERIODS

     The Fund, at its option, may designate any succeeding Dividend Period of any series of APS as a Special Dividend Period which shall consist of such number of days or whole years as the Board of Trustees shall specify; provided, however, that such designation shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the Redemption Price of, shares of such series of APS shall have been cured as set forth above (iii) Sufficient Clearing Bids for such series shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent, and (v) in the event the Fund wishes to designate any succeeding Dividend Period for such series as a Special Dividend Period consisting of more than 28 days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P to such series.

ADDITIONAL DIVIDENDS

     Whenever the Fund intends to include any net capital gains or other income that is taxable for federal income tax purposes in any dividend on shares of any series of APS, the Fund will notify the Auction Agent of the amount to be so included 15 days prior to the

Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

     If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS without having given advance notice thereof to the Auction Agent solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding APS or the liquidation of the Fund (such allocation is referred to herein as a "Retroactive Taxable Allocation"), the Fund will, within 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each holder of APS during such taxable year at such holder's address as the same appears or last appeared on the share books of the Fund. The Fund will, within 30 days after such notice is given to the Auction Agent, pay to the Auction Agent (who will then distribute to such holders of shares of APS), out of funds legally available therefor, an amount equal to the aggregate Additional Dividends (as defined below) with respect to all Retroactive Taxable Allocations made to such holders during the taxable year in question.

     "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal income tax consequences as described below) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. State taxes imposed on the Additional Dividends, however, may reduce the amount of after tax cash a holder would have had if there were no Retroactive Taxable Allocation. Such Additional Dividends shall be calculated
(i) without consideration being given to the time value of money; (ii) assuming that no holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each holder of APS at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

AUCTION PROCEDURES

     On each Auction Date for each series of APS (the Business Day prior to the beginning of each Rate Period), each Existing Holder may submit Orders through a Broker-Dealer to the Auction Agent as follows:

     - Hold Order-indicating its desire to hold without regard to the Applicable Rate for the next Rate Period.

     - Bid-indicating its desire to sell if the Applicable Rate for the next Rate Period is less than the rate specified in such Bid.

     - Sell Order-indicating its desire to sell without regard to the Applicable Rate for the next Rate Period.

     An Existing Holder may submit different types of Orders in an Auction with respect to shares of APS then held by such Existing Holder. An Existing Holder that offers to purchase additional shares of APS is, for purposes of such offer, treated as a Potential Holder as described below. Bids of Existing Holders with rates higher than the Maximum Rate on the Auction Date will be treated as Sell Orders. A Hold Order will be deemed to have been submitted on behalf of an Existing Holder if an Order is not submitted on behalf of such Existing Holder for any reason, including the failure of a Broker-Dealer to submit such Existing Holder's Order to the Auction Agent.

     Potential Holders of shares of any series of APS may submit Bids in which they will offer to purchase shares of such series of APS if the Applicable Rate for the next Rate Period is not less than the rate specified in such Bid. A Bid by a Potential Holder specifying a rate higher than the Maximum Rate will not be accepted.

     If Sufficient Clearing Bids exist (that is, the number of shares of a particular series of APS subject to Bids by Potential Holders with rates equal to or lower than the Maximum Rate is at least equal to the number of shares of such series of APS subject to Sell Orders by Existing Holders), the Applicable Rate for such series will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning all the shares of such series of APS available for purchase in the Auction. If Sufficient Clearing Bids do not exist, the Applicable Rate will be the Maximum Rate on the Auction Date, and, in such event. Existing Holders that have submitted Sell Orders may not be able to sell in such Auction all shares of such series of APS subject to such Sell Orders. If all Existing Holders of shares of such series of APS submit or are deemed to have submitted Hold Orders, the Applicable Rate will be the product of (i) (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the Rate Period for which the Auction is held, if such Rate Period is less than one year or (2) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period is one year or longer and
(ii) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater, provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income that is taxable for federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for Federal income tax purposes will be the rate described in the preceding clause (i) (1) or (2), as applicable, without being multiplied by the factor set forth in the preceding clause (ii).

     The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of APS that is fewer than the number of shares of APS specified in its Order.

     A Bid placed by an Existing Holder specifying a rate greater than the Applicable Rate determined in the Auction or a Sell Order shall constitute an irrevocable offer to sell the shares of such series of APS subject thereto, in each case at a price per share equal to

$25,000. A Bid placed by a Potential Holder shall constitute an irrevocable offer to purchase the shares of such series of APS subject thereto at a price per share equal to $25,000 if the rate specified in such Bid is less than or equal to the Applicable Rate determined in the Auction. Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.

ASSET MAINTENANCE

     Under the Fund's Declaration of Trust, including the Certificate of Vote establishing and fixing the rights and preferences of the shares of such series of APS on file with the Secretary of State of The Commonwealth of Massachusetts (together, the "APS Provisions"), the Fund must maintain (i) assets having in the aggregate a Discounted Value at least equal to the APS Basic Maintenance Amount, and (ii) 1940 Act APS Asset Coverage of at least 200%.

     The Discount Factors and guidelines for calculating the Discounted Value of the Fund's portfolio for purposes of determining whether the APS Basic Maintenance Amount has been satisfied have been established by Moody's and S&P in connection with the Fund's receipt of ratings on the shares of each series of APS of "Aaa" from Moody's and AAA from S&P.

MINIMUM LIQUIDITY LEVEL

     So long as any of the APS are Outstanding and S&P is rating the APS, the Fund will be required under the APS Provisions to maintain as of each Valuation Date certain Dividend Coverage Assets with a value not less than the Dividend Coverage Amount (the "Minimum Liquidity Level").

MANDATORY REDEMPTION

     If the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage is not maintained or restored as specified herein, the APS will be subject to mandatory redemption on a date specified by the Board of Trustees, out of funds legally available therefor, at the redemption price of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Any such redemption will be limited to the number of APS necessary to restore the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be.

OPTIONAL REDEMPTION

     Except as described in the APS Provisions shares of each series of APS are redeemable, in whole or in part, at the option of the Fund, on the next succeeding scheduled Dividend Payment Date applicable to the shares of such series of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price of $25,000 per share plus (in the case of a Special Dividend Period only) a premium, if any, resulting from the designation of a Premium Call Period, plus an amount equal to dividends thereon (whether or not earned or declared) accumulated but unpaid to the date fixed for redemption; provided that during a Special Dividend Period of 365 days or more no share of such series of APS will be subject to optional redemption during any Non-Call Period to which such series of APS may be subject.

LIQUIDATION PREFERENCE

     The liquidation preference of the shares of each series of APS is $25,000 per share plus accumulated but unpaid dividends, if any, thereon (whether or not earned or declared).

VOTING RIGHTS

     The 1940 Act requires that the holders of APS, voting as a separate class, have the right to elect at least two Trustees at all times and to elect a majority of the Trustees at any time that two years' dividends on the APS are unpaid. The holders of APS will vote as a separate class or classes on certain other matters as required under the APS Provisions, the 1940 Act and Massachusetts law. In addition, each series of APS may vote as a separate series under certain circumstances.

MASTER PURCHASER'S LETTER

     Each prospective purchaser of shares of any series of APS or its Broker-Dealer will be required to sign and deliver a Master Purchaser's Letter to the Auction Agent in which such prospective purchaser or its Broker-Dealer will agree, among other things, that (i) dispositions of shares of such series of APS may be made only pursuant to a Bid or a Sell Order placed in an Auction, or to or through a Broker-Dealer or to a person that has delivered a signed Master Purchaser's Letter to the Auction Agent, provided that in the case of all transfers other than those pursuant to Auctions, the Existing Holder of the shares so transferred, its Agent Member or its Broker-Dealer advises the Auction Agent of such transfer, and (ii) ownership of shares of such series of APS will be maintained in book entry form by the Securities Depository for the account of such prospective purchaser's Agent Member, which in turn will maintain records of such prospective purchaser's beneficial ownership.

     Each prospective purchaser should ask its Broker-Dealer whether such prospective purchaser should sign a Master Purchaser's Letter. If the Broker-Dealer submits Orders for such prospective purchaser listing the Broker-Dealer as the Existing Holder or the Potential Holder, a Master Purchaser's Letter signed by such prospective purchaser may not be required.

     Execution by a prospective purchaser or its Broker-Dealer of a Master Purchaser's Letter is not a commitment to purchase shares of APS in the offering being made by this Prospectus or in any Auction, but is a condition precedent to such purchaser's purchasing shares of APS. In addition, acceptance of a Master Purchaser's Letter is not a guarantee that shares of APS will be available for purchase.

     The Broker-Dealers may maintain a secondary trading market in the APS outside of Auctions. They have no obligation to do so, however, and there can be no assurance that a secondary market for the APS will develop or, if it does develop, that it will provide holders with liquidity of investment. The APS will not be registered on any stock exchange or on the National Association of Securities Dealers Automated Quotations system.

RATING AGENCY GUIDELINES

     The Fund intends that, so long as shares of any series of APS are Outstanding, the composition of its portfolio will reflect guidelines established by Moody's and S&P in connection with the Fund's receipt on the Date of Original Issue of the shares of each series of APS of ratings of "Aaa" from Moody's and AAA from S&P. Moody's and S&P, nationally recognized independent rating agencies, issue ratings for various securities reflecting their perceived creditworthiness of such securities. The Fund will pay certain fees to Moody's and S&P for rating shares of the APS. The guidelines have been developed by Moody's and S&P in connection with other issuances of asset-backed and similar securities, including debt obligations and adjustable rate preferred stock, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be sufficiently varied and will be of sufficient quality and amount to justify investment grade ratings. The guidelines do not have the force of law, but have been adopted by the Fund in order to satisfy current requirements necessary for Moody's and S&P to issue the above-described ratings for shares of each series of APS, which ratings are generally relied upon by institutional investors in purchasing such securities. In the context of a closed-end investment company such as the Fund, therefore, the guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. A rating agency's guidelines will apply to shares of any series of APS only so long as such rating agency is rating such shares.

     The Fund intends to maintain a Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount and, in addition, so long as S&P is rating the shares of any series of APS, the Fund intends to maintain a Minimum Liquidity Level. Moody's and S&P have each established separate guidelines for determining Discounted Value. To the extent any particular portfolio holding does not satisfy the applicable rating agency's guidelines, all or a portion of such holding's value will not be included in the calculation of Discounted Value (as defined by such rating agency). The Moody's and S&P guidelines do not impose any limitations on the percentage of Fund assets that may be invested in holdings not eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio. The amount of such assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the Eligible Assets included in the portfolio, although it is not anticipated that in the normal course of business the value of such assets would exceed 20% of the Fund's total assets.

     In managing the Fund's portfolio, the Adviser will not alter the composition of the Fund's portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Fund to have Eligible Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the APS Basic Maintenance Amount as of such Valuation Date; provided, however, that in the event that, as of the immediately preceding Valuation Date, the aggregate Discounted Value of the Fund's Eligible Assets exceeded the APS Basic Maintenance Amount by five percent or less, the Adviser will not alter the composition of the Fund's portfolio in a manner reasonably expected to reduce the aggregate Discounted Value of the Fund's Eligible Assets unless the Fund shall have confirmed that, after giving effect to such alteration, the aggregate Discounted Value of the Fund's Eligible Assets would exceed the APS Basic Maintenance Amount.

     Upon any failure to maintain the required Discounted Value, the Fund will seek to alter the composition of its portfolio to reattain the APS Basic Maintenance Amount on or prior to the APS Basic Maintenance Cure Date, thereby incurring additional transaction costs and possible losses and/or gains on dispositions of portfolio securities. To the extent any such failure is not cured in a timely manner, shares of each series of APS will be subject to redemption if either Moody's or S&P is rating such shares.

     The Fund may, but is not required to, adopt any modifications to these guidelines that may hereafter be established by Moody's and S&P. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of ratings altogether. In addition, any rating agency providing a rating for the shares of any series of APS may, at any time, change or withdraw any such rating. As set forth in the APS Provisions, the Board of Trustees may, without Shareholder approval, modify certain definitions or policies which have been adopted by the Fund pursuant to the rating agency guidelines, provided the Board of Trustees has obtained written confirmation from Moody's and S&P, as appropriate, that any such change would not impair the ratings then assigned by Moody's and S&P to any series of APS. A rating agency's guidelines will apply to shares of any series of APS only so long as such rating agency is rating such shares.

     The ratings on any series of the APS are not recommendations to purchase, hold or sell shares of any series of APS, inasmuch as the ratings do not comment as to market price or suitability for a particular investor nor do the rating agency guidelines described above address the likelihood that a holder of shares of any series of APS will be able to sell such shares in an Auction. The ratings are based on current information furnished to Moody's and S&P by the Fund and the Adviser, and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

                               OTHER INFORMATION

PRINCIPAL SHAREHOLDERS

     As of [specify date no more than 30 days prior to filing of registration statement or amendment to it], 2005, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding common shares or preferred shares of the Fund, except as follows:

                                                        APPROXIMATE PERCENTAGE OF
                                                              OWNERSHIP ON
NAME AND ADDRESS OF HOLDER            CLASS OF SHARES           [ ], 2005
--------------------------            ---------------   -------------------------

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as custodian. The custodian also provides accounting services to the Fund.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

     The Fund's Proxy Voting Policy and Procedures are included as Appendix E to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the SEC's web site at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees
has engaged [     ], located at [                              ], to be the
Fund's independent registered public accounting firm.

                              FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited financial statements of the Acquiring Fund for the fiscal year ended
[          ], as included in Appendix C hereto and (ii) the audited financial
statements of the Target Fund for fiscal year ended [          ], as included in
Appendix D hereto.

                                   APPENDIX A

                      AGREEMENT AND PLAN OF REORGANIZATION


         In order to consummate the Reorganization and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, Van Kampen Investment Grade Municipal Trust, a registered closed-end investment company, File No. 811-05786 (the "Target Fund") and Van Kampen Municipal Trust (the "Acquiring Fund"), a registered closed-end investment company, File No. 811-06362, each hereby agree as follows:

1.       Representations and Warranties of the Acquiring Fund.


         The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

         (a) The Acquiring Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of its jurisdiction of organization, and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Acquiring Fund is duly registered under the 1940 Act of 1940, as amended (the "1940 Act") as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquiring Fund has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Section 851 of the Internal Revenue Code (the "Code") at all times since its inception and intends to continue to so qualify until consummation of the reorganization contemplated hereby (the "Reorganization") and thereafter.

         (c) The Target Fund has been furnished with the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2004, and the audited financial statements appearing therein, having been audited by [ ], independent registered public accounting firm, fairly present the financial position of the Acquiring Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

         (d) An unaudited statement of assets, liabilities and capital of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 5(d) of this Agreement), will be furnished to the Target Fund, at or prior to the Closing Date for the purpose of determining the number of Acquiring Fund Common Shares, and Acquiring Fund APS to be issued pursuant to Section 6 of this Agreement; each will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (e) The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (g) The Acquiring Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (h) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in subsection (k) below) or will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

         (i) The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to in subsection (c) above, those incurred in the ordinary course of its business as an investment company; and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise each Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the financial statements referred to in subsection (c) above.

         (j) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

         (k) The registration statement filed by the Acquiring Fund on Form N-14 which includes the proxy statement of the Target Fund with respect to the transactions contemplated herein and the prospectus of the Acquiring Fund relating to the Acquiring Fund Common Shares and the Acquiring Fund APS to be issued pursuant to this Agreement, (the "Proxy Statement and Prospectus"), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the "N-14 Registration Statement"), on its effective date, at the time of the shareholders' meetings referred to in Section 8(a) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement as provided in Section 8(e) of this Agreement.

         (l) The Acquiring Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share, and 100,000,000 preferred shares of beneficial interest, par value $.0l per share. The Board of Trustees of the Acquiring Fund has designated 12,000 preferred shares as Auction Preferred Shares ("APS"). Each outstanding Common Share of beneficial interest and each Auction Preferred Share of the Acquiring Fund is fully paid and non-assessable, and has full voting rights.

         (m) The Acquiring Fund Common Shares and the Acquiring Fund APS to be issued to the Target Fund pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

         (n) At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the shareholders of the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (o) At or prior to the Closing Date, the Acquiring Fund APS to be transferred to the Target Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of RP of the Target Fund presently are qualified, and there are a sufficient number of Acquiring Fund APS registered under the 1933 Act and with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

         (p) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, Trustee and shareholder approvals necessary to issue the Acquiring Fund Common Shares and the Acquiring Fund APS to the Target Fund.

         (q) The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (r) The Acquiring Fund has elected to qualify and has qualified as a RIC as of and since its inception; has been a RIC under the Internal Revenue Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Internal Revenue Code; and has satisfied the distribution requirements imposed by the Internal Revenue Code for each of its taxable years.

2.       Representations and Warranties of the Target Fund.


         The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

         (a) The Target Fund is a trust, with transferable shares, duly organized, validly existing and in good standing in conformity with the laws of the jurisdiction of its organization, and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

         (b) The Target Fund is duly registered under the 1940 Act as a diversified, closed-end management investment company (File No. 811-05786), and such registration has not been revoked or rescinded and is in full force and effect. The Target Fund has elected and qualified for the special tax treatment afforded RICS under Section 851 of the Code at all times since its inception, and intends to continue to so qualify through its taxable year ending upon liquidation.

         (c) As used in this Agreement, the term "Target Fund Investments" shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund or liabilities incurred as of the Valuation Time.

         (d) The Target Fund has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Trustees and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

         (e) The Acquiring Fund has been furnished with the Target Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2004, and the audited financial statements appearing therein, having been audited by [ ], independent registered public accounting firm, fairly present the financial position of the Target Fund as of the respective dates indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

         (f) An unaudited statement of assets, liabilities and capital of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time, will be furnished to the Acquiring Fund at or prior to the Closing Date for the purpose of determining the number of shares of Acquiring Fund Common Shares and Acquiring Fund APS to be issued to the Target Fund pursuant to Section 3 of this Agreement; each will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with generally accepted accounting principles applied on a consistent basis.

         (g) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

         (h) There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

         (i) The Target Fund is not obligated under any provision of its Declaration of Trust, as amended, or its by-laws, as amended, or a party to any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

         (j) The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since [ ], 2005 and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

         (k) The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

         (l) At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. At the Closing Date, subject only to the obligation to deliver the Target Fund Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

         (m) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

         (n) The N-14 Registration Statement, on its effective date, at the time of the shareholders' meetings referred to in Section 5(a) of this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement and Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement as provided in Section 5(e) of this Agreement.

         (o) The Target Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.01 per share, and 100,000,000 preferred shares of beneficial interest, par value $.01 per share. The Board of Trustees of the Target Fund has designated 250 preferred shares as Remarketed Preferred Shares. Each outstanding common share of beneficial interest and each outstanding Remarketed Preferred Share of the Target Fund is fully paid and nonassessable and has full voting rights.

         (p) All of the issued and outstanding Target Fund Common Shares and Target Fund RP were offered for sale and sold in conformity with all applicable federal and state securities laws.

         (q) The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

         (r) The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Common Shares or Acquiring Fund APS to be received in the Reorganization, except in distribution to the shareholders of the Target Fund, as provided in Section 3 of this Agreement.

         (s) The Target Fund has elected to qualify and has qualified as "regulated investment company" under the Internal Revenue Code (a "RIC") as of and since its inception; has been a RIC under the Internal Revenue Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Internal Revenue Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Internal Revenue Code for each of its taxable years.

3.       The Reorganization.

         (a) Subject to receiving the requisite approvals of the shareholders of the Target Fund, and to the other terms and conditions contained herein, (i) the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments), and assume substantially all of the liabilities of the Target Fund, in exchange solely for that number of Acquiring

                  Fund Common Shares and Acquiring Fund APS provided in Section 4 of this Agreement; Pursuant to this Agreement, as soon as practicable after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund APS received by it to its shareholders in exchange for their Target Fund Common Shares and Target Fund RP. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Target Fund based on their respective holdings in the Target Fund as of the Valuation Time.

         (b) If it is determined that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, (a) nothing herein will require the Target Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the Target Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund and
                  (b) nothing will permit the Target Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Target Fund.

         (c) The Valuation Time shall be 4:00 p.m., Eastern time, on [ ], 2005, or such earlier or later day and time as may be mutually agreed upon in writing (the "Valuation Time").

         (d) Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(j) of this Agreement.

         (e) The Target Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and will withdraw its authority to do business in any state where it is required to do so.

         (f) The Acquiring Fund will file with the Secretary of State of The Commonwealth of Massachusetts, as required, any amendment to its Certificate of Vote establishing the powers, rights and preferences of the Acquiring Fund APS prior to the closing of the Reorganization.

4. Issuance and Valuation of Acquiring Fund Common Shares and APS in the Reorganization.


         Acquiring Fund Common Shares and Acquiring Fund APS of an aggregate net asset value or liquidation preference, as the case may be, equal to the value of the assets of the Target Fund acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such assets of the Target Fund, plus cash in lieu of fractional shares. The Acquiring Fund will issue to the Target Fund (i) a number of Acquiring Fund Common Shares, the aggregate net asset value of which will equal the aggregate net asset value of the Target Fund Common Shares, determined as set forth below, and (ii) a number of Acquiring Fund APS, the aggregate liquidation preference and value of which will equal the aggregate liquidation preference and value of the Target Fund RP, determined as set forth below.


         The net asset value of each of the Funds and the liquidation preference and value of the Preferred Shares of each of the Funds shall be determined as of the Valuation Time in accordance with the procedures described in (i) the prospectus of the Acquiring Fund, dated [ ], relating to the Acquiring Fund Common Shares and (ii) the prospectus of the Acquiring Fund, dated [ ], relating to the Acquiring Fund APS, and no formula will be used to adjust the net asset value so determined of any Fund to take into account differences in realized and unrealized gains and losses. Values in all cases shall be determined as of the Valuation Time. The value of the Target Fund Investments to be transferred to the Acquiring Fund shall be determined by the Acquiring Fund pursuant to the procedures utilized by the Acquiring Fund in valuing its own assets and determining its own liabilities for purposes of the Reorganization.


         Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed in writing by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference and value per share of the Acquiring Fund APS shall be determined in accordance with such procedures and the Acquiring Fund shall certify the computations involved. For purposes of determining the net asset value of a Common Share of each Fund, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding shares of APS or RP of that Fund is divided by the total number of Common Shares of that Fund outstanding at such time.


         The Acquiring Fund shall issue to the Target Fund separate certificates or share deposit receipts for the Acquiring Fund Common Shares and the Acquiring Fund APS, each registered in the name of the Target Fund. The Target Fund shall then distribute the Acquiring Fund Common Shares and the Acquiring Fund APS to the holders of Target Fund Common Shares and Target Fund RP by redelivering the certificates or share deposit receipts evidencing ownership of (i) the Acquiring Fund Common Shares to State Street Bank and Trust Company, as the transfer agent and registrar for the Acquiring Fund Common Shares for distribution to the holders of Target Fund Common Shares on the basis of such holder's proportionate interest in the aggregate net asset value of the Common Shares of the Target Fund and (ii) the Acquiring Fund APS to Bankers Trust Company, as the transfer agent and registrar for the Acquiring Fund APS for distribution to the holders of Target Fund RP on the basis of such holder's proportionate interest in the aggregate liquidation preference and value of the RP of the Target Fund. With respect to any Target Fund shareholder holding certificates evidencing ownership of Target Fund Common Shares as of the Closing Date, and subject to the Acquiring Fund being informed thereof in writing by the Target Fund, the Acquiring Fund will not permit such shareholder to receive new certificates evidencing ownership of the Acquiring Fund Common Shares or Acquiring Fund APS, exchange Acquiring Fund Common Shares or Acquiring Fund APS credited to such shareholder's account for shares of other investment companies managed by the Adviser or any of its affiliates, or pledge or redeem such Acquiring Fund Common Shares or Acquiring Fund APS, in any case, until notified by the Target Fund or its agent that such shareholder has surrendered his or her outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund RP or, in the event of lost certificates, posted adequate bond. The Target Fund, at its own expense, will request its shareholders to surrender their outstanding certificates evidencing ownership of Target Fund Common Shares or Target Fund RP, as the case may be, or post adequate bond therefore.


         No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares. In lieu thereof, the Acquiring Funds transfer agent, State Street Bank and Trust Company, will aggregate all fractional shares of Acquiring Fund Common Shares and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common

Shares for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale upon surrender of such holder's certificates representing Acquiring Fund Common Shares.

5.       Payment of Expenses.

         (a) With respect to expenses incurred in connection with the Reorganization, the Target Fund and the Acquiring Fund will share, in proportion to their respective projected declines in total operating expenses, all expenses incurred in connection with the Reorganization, including, but not limited to, all costs related to the preparation and distribution of materials distributed to each Fund's Board of Trustees, expenses incurred in connection with the preparation of the Agreement and Plan of Reorganization, a registration statement on Form N-14, SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization, costs of printing and distributing this Proxy Statement and Prospectus, legal fees incurred preparing each Fund's board materials, attending each Fund's board meetings and preparing the minutes, auditing fees associated with each Fund's financial statements, stock exchange fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization.

         (b) If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages.

6.       Covenants of the Funds.

         (a) Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date.

         (b) The Target Fund agrees that following the consummation of the Reorganization, it will terminate in accordance with the laws of The Commonwealth of Massachusetts and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares or Acquiring Fund APS other than to its respective shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

         (c) The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

         (d) The Acquiring Fund will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act the 1940 Act, and the rules and regulations thereunder and the state securities laws.

         (e) The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

         (f) Each of the Funds agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.


         The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. Neither the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party's execution of representations reasonably requested by and addressed to Skadden, Arps, Slate, Meagher & Flom LLP).


         In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund's taxable period first ending after the Closing Date and for all prior taxable periods.


         After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by such Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Fund to the extent such expenses have been accrued by such Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be borne by Van Kampen or an affiliate thereof.

         (g) The Target Fund agrees to mail to its shareholders of record entitled to vote at the annual meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder. (h) Following the consummation of the Reorganization, the Acquiring Fund will stay in existence and continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

7.       Closing Date.

         (a) Delivery of the assets of the Target Fund to be transferred, together with any other Target Fund Investments, and the Acquiring Fund Common Shares and Acquiring Fund APS to be issued as provided in this Agreement, shall be made at such place and time as the Funds shall mutually agree on the next full business day following the Valuation Time, or at such other time and date agreed to by the Funds, the date and time upon which such delivery is to take place being referred to herein as the "Closing Date." To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund's account with its custodian at the earliest practicable date thereafter.

         (b) The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder, certified by [ ].

         (c) As soon as practicable after the close of business on the Closing Date, the Target Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Target Fund on the Closing Date and the number of shares of Target Fund Common Shares and Target Fund RP owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund or by its President.

8.       Conditions of the Target Fund.


         The obligations of the Target Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the affirmative vote of the Board of Trustees of the Target Fund and by the affirmative vote of the holders of (i) a majority of the outstanding Target Fund Common Shares and a majority of the outstanding Target Fund RP, each voting separately as a class.

         (b) That the Target Fund shall have received from the Acquiring Fund a statement of assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of such Fund's investments, all as of the Valuation Time, certified on the Target Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by the Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual or Semi-Annual Report as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

         (c) That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) The Target Fund shall have received the opinion(s) of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that: (i) the Acquiring Fund is duly formed and validly existing under the laws of its state of organization; (ii) the Acquiring Fund is registered as a closed-end, management investment company under the 1940 Act;

                  (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of Acquiring Fund and this Agreement has been duly executed and delivered by the Acquiring Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Acquiring Fund; (iv) neither the execution or delivery by the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the transactions contemplated thereby violate any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund; (v) the Acquiring Fund Common Shares and Acquiring Fund APS have each been duly authorized and, upon issuance thereof in accordance with this Agreement, each will be validly issued and fully paid; and
                  (vi) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of its state of organization or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Target Fund of any material benefit under the Agreement; or (c) which can be readily obtained without significant delay or expense to the Target Fund, without loss to the Target Fund of any material benefit under the Agreement and without any material adverse effect on the Target Fund during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in this opinion, (b) laws of its state of organization or any state in which the Acquiring Fund is qualified to do business and the federal laws of the United States which, in counsel's experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to counsel by the Acquiring Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         (g) The Target Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.

         (h) That all proceedings taken by each of the Funds and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the others.

         (i) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

9.       Acquiring Fund Conditions.


         The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

         (a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Board of Trustees of the Acquiring Fund and the Target Fund shall have delivered to the Acquiring Fund a copy of the resolution approving this Agreement adopted by the Target Fund's Board of Trustees, and a certificate setting forth the vote of the shareholders of the Target Fund obtained, each certified by its Secretary.

         (b) That the Target Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on such Fund's behalf by its President (or any Vice President) and its Treasurer, and a certificate signed by such Fund's President (or any Vice President) and its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of such Fund's most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

         (c) That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by such Fund's President (or any Vice President) and its Treasurer, dated the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

         (d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

         (e) That the Acquiring Fund shall have received the opinion of Skadden, Arps, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that: (i) the Target Fund is duly formed and validly existing under the laws of its state of organization; (ii) the Target Fund is registered as a closed-end, management investment company under the 1940 Act;
                  (iii) this Agreement and the reorganization provided for herein and the execution of this Agreement have been duly authorized by all requisite action of the Target Fund and this Agreement has been duly executed and delivered by the Target Fund and (assuming the Agreement is a valid and binding obligation of the other parties thereto) is a valid and binding obligation of the Target Fund; (iv) neither the execution or delivery by the Target Fund of this Agreement nor the consummation by the Target Fund of the transactions contemplated thereby violate any provision of any statute, or any published regulation or any judgment or order disclosed to them by the Target Fund as being applicable to the Target Fund; and (v) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Trust on behalf of the Target Fund of the Agreement and the consummation of the transactions therein contemplated do not require, under the laws of its state of organization or any state in which the Target Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder.) Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing;
                  (a) which may be required as a result of the involvement of other parties to the Agreement in the transactions contemplated by the Agreement because of their legal or regulatory status or because of any other facts specifically pertaining to them; (b) the absence of which does not deprive the Acquiring Fund of any material benefit under such agreements; or (c) which can be readily obtained without significant delay or expense to the Acquiring Fund, without loss to the Acquiring Fund of any material benefit under the Agreement and without any material adverse effect on them during the period such consent, approval, authorization, registration, qualification or order was obtained. The foregoing opinion relates only to consents, approvals, authorizations, registrations, qualifications, orders or filings under (a) laws which are specifically referred to in the opinion, (b) laws of its state of organization or any state in which the Target Fund is qualified to do business and the federal laws of the United States which, in our experience, are normally applicable to transactions of the type provided for in the Agreement and (c) court orders and judgments disclosed to them by the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         (f) That the Acquiring Fund shall have obtained an opinion from Skadden, Arps, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Internal Revenue Code.

         (g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of any Acquired Fund, be contemplated by the SEC.

         (h) That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

         (i) That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income for the period to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized to and including the Closing Date. In this regard, the last dividend period for the Target Fund RP may be shorter than the dividend period for such APS determined as set forth in the applicable Certificate of Vote.

10.      Termination, Postponement and Waivers.

         (a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Funds) prior to the Closing Date, or the

                  Closing Date may be postponed, (i) by mutual consent of the Boards of Trustees of the Funds, (ii) by the Board of Trustees of the Target Fund if any condition of the Target Fund's obligations set forth in Section 10 of this Agreement has not been fulfilled or waived by such Board; or (iii) by the Board of Trustees of the Acquiring Fund if any condition of the Acquiring Fund's obligations set forth in Section 11 of this Agreement have not been fulfilled or waived by such Board.

         (b) If the transactions contemplated by this Agreement have not been consummated by [ ], this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of Trustees of the Funds.

         (c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or persons who are their directors, trustees, officers, agents or shareholders in respect of this Agreement.

         (d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of Trustees of any Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective fund, on behalf of which such action is taken. In addition, the Boards of Trustees of the Funds have delegated to the Adviser the ability to make non-material changes to the transaction if it deems it to be in the best interests of the Funds to do so.

         (e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither Fund nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of either Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders, to which that officer, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

         (f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of Trustees of the Funds to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Funds unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Common Shares or Acquiring Fund APS to be issued to the Acquired Funds, as applicable, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Funds prior to the meetings at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Funds promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.      Indemnification.

         (a) Each party (an "Indemnitor") shall indemnify and hold the other and its officers, trustees, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         (b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain indemnitor's prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      Other Matters.

         (a) Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Reorganization is, to its knowledge, an affiliate of a party to the Reorganization pursuant to Rule 145(c), the Acquiring Fund will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows: THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER

                  UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO THE VAN KAMPEN MUNICIPAL TRUST (OR ITS STATUTORY SUCCESSOR), OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED and, further, that stop transfer instructions will be issued to the Acquiring Fund's transfer agent with respect to such shares. The Target Fund will provide the Acquiring Fund on the Closing Date with the name of any shareholder of the Target Fund who is to the knowledge of the Target Fund an affiliate of the Target Fund on such date.

         (b) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

         (c) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas, New York, New York 10020, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 1221 Avenue of the Americas 60181, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

         (d) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Illinois applicable to agreements made and to be performed in said state.

         (e) It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in such Fund's Declaration of Trust. The execution and delivery of this Agreement has been authorized by the trustees of each Fund and signed by authorized officers of each Fund, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund as provided in such Funds' Declaration of Trust.

         This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                        VAN KAMPEN INVESTMENT GRADE
                                        MUNICIPAL TRUST


                                        ------------------------------------
                                        [Name]
                                        [Title]
Attest: [Name]
[Title]

                                        VAN KAMPEN MUNICIPAL TRUST


                                        -----------------------------------
                                        [Name]
                                        [Title]

Attest: [Name]
[Title]

                                   APPENDIX B

                      FEDERAL IDENTIFICATION NO. 36-3779776


                        THE COMMONWEALTH OF MASSACHUSETTS

                 OFFICE OF THE MASSACHUSETTS SECRETARY OF STATE
                         MICHAEL J. CONNOLLY, SECRETARY
                    ONE ASHBURTON PLACE, BOSTON, MASS. 02108

                  CERTIFICATE OF VOTE OF TRUSTEES ESTABLISHING
                         FOUR SERIES OF PREFERRED SHARES

         I, Ronald A. Nyberg, Secretary, of Van Kampen Merritt Municipal Trust (the "Fund") located at One Parkview Plaza, Oakbrook Terrace, IL 60181, do hereby certify that at a meeting of the trustees of the Fund held on November 13, 1991, the following vote establishing and designating four series of preferred shares of beneficial interest and determining the relative rights and preferences thereof was duly adopted:

         First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article I of its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of four series of 6,000 shares of its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $50,000 per share, designated, respectively, Auction Preferred Shares, Series A ("APS Series A"), Auction Preferred Shares, Series B ("APS Series B"), Auction Preferred Shares, Series C ("APS Series C") and Auction Preferred Shares, Series D ("APS Series D") (collectively the APS Series A, APS Series B, APS Series C and APS Series D are referred to herein as "APS").

         Second: The preferences, voting powers, qualifications, and special or relative rights or privileges of each such series of preferred shares of beneficial interest are as follows:

                                   DESIGNATION


         APS SERIES A: A series of 1,500 preferred shares of beneficial interest, $.0l par value, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series A" (hereinafter, "APS Series A"). Each share of APS Series A shall be issued on December 10, 1991; have an Applicable Rate for its Initial Dividend Period equal to 4.50% per annum; have an Initial Dividend Payment Date of January 7, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series A shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series A shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         APS SERIES B: A series of 1,500 preferred shares of beneficial interest, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series B" (hereinafter, "APS Series B"). Each share of APS Series B shall be issued on December 10, 1991; have an Applicable Rate for its Initial Dividend Period equal to 4.50% per annum; have an Initial Dividend Payment Date of January 15, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series B shall constitute a separate series of Preferred Shares of the Fund, and each share of APS Series B shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         APS SERIES C: A series of 1,500 preferred shares of beneficial interest, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series C" (hereinafter, "APS Series C"). Each share of APS Series C shall be issued on December 10, 1991; have an Applicable Rate for its Initial Dividend Period equal to 4.50% per annum; have an Initial Dividend Payment Date of January 9, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series C shall constitute a separate series of Preferred Shares of the Fund, and each share of APS Series C shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

         APS SERIES D: A series of 1,500 preferred shares of beneficial interest, par value $.01 per share, liquidation preference $50,000 per share, is hereby designated "Auction Preferred Shares, Series D." Each share of APS Series D shall be issued on December 10, 1991; have an Applicable Rate for its Initial Dividend Period equal to 4.50% per annum; have an Initial Dividend Payment Date of January 10, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in Part I and Part II of this Certificate of Vote. The APS Series D shall constitute a separate series of Preferred Shares of the Fund, and each share of APS Series D shall be identical except as provided in
Section 3 of Part I of this Certificate of Vote.

         No holder of any series of APS shall have, solely by reason of being such a holder of any series of APS, any right to acquire, purchase or subscribe for any APS, common shares of beneficial interest, par value $.01 per share, of the Fund or other securities of the Fund which it may hereafter issue or sell (whether out of the number of shares authorized by the Declaration of Trust, or out of any shares acquired by the Fund after the issuance thereof, or otherwise).

                                   ARTICLE I.

                  Number of Shares; Ranking. (a) No fractional APS shall be issued.

                  2. Any APS which at any time have been redeemed or purchased by the Fund shall, after such redemption or purchase, have the status of authorized but unissued Preferred Shares, without designation as to series.

         The shares of each series of APS shall rank on a parity with shares of any other series of Preferred Shares (including any other series of APS) as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

                  Dividends. (a) The Holder of shares of any series of APS shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate per annum thereof, determined as set forth in paragraph (c) of this

Section 2, and no more (except to the extent set forth in Section 12 of this Part I), payable on the respective dates (each a "Dividend Payment Date") determined as set forth in paragraph (b) of this Section 2. Dividends on shares of any series of APS shall accumulate at the Applicable Rate per annum from the Date of Original Issue thereof.

         (i) Dividends shall be payable subject to subparagraph (b) (ii) of this
Section 2, on shares of:

                  (i) APS Series A, on Tuesday, January 7, 1992, and on each Tuesday thereafter,

                  (ii) APS Series B, on Wednesday, January 15, 1992, and on each fourth Wednesday thereafter,

                  (iii) APS Series C, on Thursday, January 9, 1992, and on each Thursday thereafter, and

                  (iv) APS Series D, on Friday, January 10, 1992, and on each fourth Friday thereafter,

provided that if the Fund, subject to the conditions set forth in Section 4 of this Part I, designates any Subsequent Dividend Period as a Special Dividend Period, dividends will be payable: (1) with respect to a Special Dividend Period of less than 91 days, the day after the last day thereof, (2) with respect to a Special Dividend Period of 91 days or more and fewer than 365 days, the 92nd day thereof, the 183rd day thereof, if any, the 247th day thereof, if any, and the day after the last day, thereof and (3) with respect to a Special Dividend Period of 365 or more days, on such date in each quarterly period after the commencement thereof as is determined by the Board of Trustees.

After any Special Dividend Period, dividends on shares of such series of APS shall be payable, subject to subparagraph (b)(ii) of this Section 2, on each succeeding Tuesday if such series is APS Series A, each fourth succeeding Wednesday if such series is APS Series B, each succeeding Thursday if such series is APS Series C, and each fourth succeeding Friday if such series is APS Series D, subject in each case to the options of the Fund to further designate from time to time any Subsequent Dividend Period thereof as a Special Dividend Period.

         In the case of dividends that would be payable on a Monday, Tuesday, Wednesday, Thursday or Friday as determined by subparagraph (b) (i) of this
Section 2, including clause (1), (2) or (3) of the proviso thereto, if (i) the Monday or Tuesday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls after such Monday or Tuesday, or (ii) the Wednesday, Thursday or Friday that would otherwise be the Dividend Payment Date is not a Business Day, then dividends shall be payable on the first Business Day that falls prior to such Wednesday, Thursday or Friday.

         The Fund shall pay to the Auction Agent not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of such series, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

         All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any late charges pursuant to subparagraph (c)(i) of this
Section 2) shall be held in trust for the payment of such dividends (and any such late charge) by the Auction Agent for the benefit of the

Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any late charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

         Each dividend on the APS shall be paid on the Dividend Payment Date therefor to the Holders as their names appear on the share books of the Fund on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.

                  1. (i) The dividend rate on shares of any series of APS during the period from and after the Date of Original Issue thereof to and including the last day of the Initial Dividend Period therefor shall be equal to the rate per annum set forth with respect to such series under "Designation," above. For each Subsequent Dividend Period of any series of APS outstanding thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for such series on the Auction Date next preceding such Subsequent Dividend Period; provided, however, that if an Auction for any Subsequent Dividend Period of any series of APS is not held for any reason or if a Failure to Deposit occurs and such failure has not been cured as set forth below prior to any succeeding Subsequent Dividend Period thereof, then, subject to the next succeeding provision, the dividend rate on the shares of such series for any such Subsequent Dividend Period shall be the Maximum Rate (as defined herein) for such series on the Auction Date for such Subsequent Dividend Period; provided, further, however, that if (A) any Failure to Deposit shall have occurred with respect to shares of any series of APS during any Rate Period thereof (other than any Special Dividend Period consisting of four or more Dividend Periods or any Rate Period succeeding any Special Dividend Period consisting of four or more Dividend Periods during which a Failure to Deposit occurred that has not been cured), and prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence or the Fund shall not have paid to the Auction Agent a late charge equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period on the shares of such series, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of such series of APS and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares of such series of APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part I, an amount computed by multiplying (x) 200% of the "AA" Composite Commercial Paper Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with the next succeeding sentence (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 365, and applying the rate obtained against the aggregate liquidation preference of the outstanding shares of APS to be redeemed, or (B) any Failure to Deposit shall have occurred with respect to shares of any series of APS during a Special Dividend Period thereof consisting of four or more Dividend Periods, or during any Rate Period thereof succeeding any Special Dividend Period consisting of four or more Dividend Periods during which a Failure to Deposit occurred that has not been cured, and such Failure to Deposit shall not have been cured in accordance with the next succeeding sentence during such Special Dividend Period or such other Rate Period, then the dividend rate for shares of such series of APS for each Subsequent Dividend Period thereof commencing after such failure to and including the Subsequent Dividend Period, if any, during which such Failure to Deposit is so cured shall be a rate per annum equal to the Maximum Rate on the Auction Date for such Subsequent Dividend Period (but with the prevailing rating for such shares, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3"/BB-") (the rate per annum at which dividends are payable on the APS for any Rate Period for such shares being herein referred to as the "Applicable Rate" for such shares). A Failure to Deposit with respect to shares of any series of APS shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period if, not later than 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on the shares of such series of APS and (B) without duplication, the Redemption Price for the APS, if any, for which Notice of Redemption has been given by the Fund pursuant to paragraph (b) of Section 3 of this Part 1.

                  (b) The amount of dividends per share payable on shares of any series of APS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the respective Applicable Rate for such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less than one year and 360 for all other Dividend Periods, and applying the rate obtained against $50,000.

                  3. Any dividend payment made on the APS shall first be credited against the earliest accumulated but unpaid dividends due with respect to such APS.


         Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares ranking, as to the payment of dividends, on a parity with the APS for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of APS through the most recent Dividend Payment Date for each such series. When dividends are not paid in full upon the APS through their most recent respective Dividend Payment Dates or upon the shares of any other class or series of shares ranking on a parity as to the payment of dividends with the APS through their most recent respective dividend payment dates, all dividends declared upon the APS and any other such class or series of shares ranking on a parity as to the payment of dividends with the APS shall be declared pro rata so that the amount of dividends declared per share on the APS and such other class or series of shares shall in all cases bear to each other the same ratio that accumulated dividends per share on the APS and such other class or series of shares bear to each other (for purposes of this sentence, the amount of dividends declared per share shall be based on the Applicable Rate for such shares for the Dividend Periods during which dividends were not paid in full). Holders of the APS shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on the APS. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the APS which may be in arrears, and, except to the extent set forth in subsection (c)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

         Dividends on the APS shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Internal Revenue Code of 1986, as amended from time to time.

         The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the APS have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

         A. Redemption. (a)(i) Upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of any series of APS, in whole or in part, on the Second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that shares of any series of APS may not be redeemed in part if after such partial redemption fewer than 250 shares of such series remain outstanding.

         If fewer than all of the outstanding shares of any series of APS are to be redeemed pursuant to subparagraph (a)(i) of this Section 3, the number of shares of such series to be redeemed shall be determined by the Board of Trustees, and such shares shall be redeemed pro rata from the Holders of such series in proportion to the number of such shares held by such Holders.

         No APS shall be redeemed pursuant to subparagraphs (a)(i) or (a)(ii) of this Section 3 unless, on the date on which the Fund intends to give notice of such redemption pursuant to paragraph (b) of this Section 3, (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including the applicable premium, if any) due to Holders of the APS by reason of the redemption of such shares on such redemption date and (b) Moody's Eligible Assets (if Moody's is then rating the APS) and S&P Eligible Assets (if S&P is then rating the APS) each at least equal the APS Basic Maintenance Amount, and would at least equal the APS Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date.

         The Fund shall redeem, at the Mandatory Redemption Price, certain of the APS to the extent permitted under the 1940 Act and Massachusetts law, if the Fund fails to maintain the APS Basic Maintenance Amount or 1940 Act APS Asset Coverage in accordance with the requirements of the rating agency or agencies then rating the APS and such failure is not cured on or before the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of APS to be redeemed shall be equal to the lesser of (i) the minimum number of APS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, together with all other Preferred Shares subject to redemption or retirement, would result in the satisfaction of the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, on such Cure Date (provided that, if there is no such minimum number of APS and other Preferred Shares the redemption of which would have such result, all the APS and Preferred Shares then outstanding shall be redeemed), and (ii) the maximum number of APS, together with all other Preferred Shares subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the APS required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the APS Basic Maintenance Amount or the 1940 Act APS Asset Coverage, as the case may be, pro rata among each series of APS and other Preferred Shares subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this

Section 3. The Fund shall effect such redemption not earlier than 20 days and not later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of APS and other Preferred Shares which are subject to redemption provisions similar to those contained in this subparagraph (a)(iv) of this Section 3 or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those APS and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of any series of APS are to be redeemed pursuant to this Section 3(a)(iv), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of such shares in proportion to the number of shares held by such Holders.

                  2. The Fund is required to give 30 days Notice of Redemption. In the event the Fund obtains appropriate exemptive or no-action relief from the Securities and Exchange Commission, the number of days' notice required for a mandatory redemption may be reduced by the Board of Trustees of the Fund to as few as two Business Days if Moody's and S&P each has agreed in writing that the revised notice provision would not adversely affect its then-current ratings of the APS. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of APS called for redemption not later than the close of business on the Business Day on which the Auction Agent determines the shares to be redeemed (as described above) (or, during the occurrence of a Failure to Deposit with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Fund). Such telephonic notice will be confirmed promptly in writing not later than the close of business on the third Business Day preceding the redemption date by notice sent by the Auction Agent to each holder of record of APS called for redemption, the Broker-Dealers and the Securities Depository. Every Notice of Redemption and other redemption notice with respect to APS will state: (1) the redemption date, (2) the number of APS to be redeemed, (3) the redemption price, (4) that dividends on the APS to be redeemed will cease to accumulate as of such redemption date and (5) the provision of the APS Provisions pursuant to which such shares are being redeemed. No defect in the Notice of Redemption or other redemption notice or in the transmittal or the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all shares of any series held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder.

                  3. Notwithstanding the provisions of paragraph (a) of this
Section 3, if any dividends on shares of any series of APS are in arrears, no shares of such series of APS shall be redeemed unless all outstanding shares of such series of APS are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series of APS; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series of APS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series of APS.

                  4. Upon the deposit of funds sufficient to redeem the APS with the Auction Agent and the giving of Notice of Redemption under Paragraph (b) of this Section 3, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Optional Redemption Price or Mandatory Redemption Price, as the case may be, but without any interest or other additional amount, except as provided in Section 2(c)(i) and in Section 12. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Optional Redemption Price or Mandatory Redemption Price, as the case may be, shall be paid by the Auction Agent to the Holders of the APS subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Optional Redemption Price of the APS called for redemption on such date and (ii) all other amounts to which Holders of the APS called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of the APS so called for redemption may look only to the Fund for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

                  5. To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem the APS shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Fund may not have redeemed the APS for which a Notice of Redemption has been given, dividends may be declared and paid on the APS and shall include those APS for which a Notice of Redemption has been given.

                  6. All moneys paid to the Auction Agent for payment of the Optional Redemption Price or Mandatory Redemption Price, as the case may be, of the APS called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

                  7. In effecting any redemption pursuant to this Section 3, the Fund shall use its best efforts to comply with all applicable procedural conditions precedent to effecting such redemption under the 1940 Act and Massachusetts law, but shall effect no redemption except in accordance with the 1940 Act and Massachusetts law.

                  8. In the case of any redemption pursuant to this Section 3, only whole APS shall be redeemed, and in the event that any provision of the Declaration of Trust would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

         B. Designation of Special Dividend Periods. (a) The Fund, at its option, may designate any succeeding Subsequent Dividend Period of any series of APS as a Special Dividend Period; provided, however, that such designation shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (b) and clause (i) of paragraph (c) of this
                  Section 4, (B) any Failure to Deposit that shall have occurred with respect to shares of such series during any Dividend Period shall have been cured in accordance with the provisions of the third sentence of paragraph (c)(i) of Section 2 of this
                  Part I, (C) Sufficient Clearing Bids (as defined in Section 1 of Part II hereof) for such series shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Dividend Period, (D) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (b) of Section 3 of this Part I with respect to any shares of such series of APS, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent and (E) in the event the Fund wishes to designate any succeeding Subsequent Dividend Period for such series as a Special Dividend Period consisting of more than 28 Rate Period Days, the Fund has received written confirmation from S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the APS) that such designation would not affect the rating then assigned by S&P and Moody's to such series.

                  2. If the Fund proposes to designate any succeeding Subsequent Dividend Period of any series of APS as a Special Dividend Period pursuant to paragraph (a) of this Section 4, not less than 20 nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Dividend Period (which shall be such day that would otherwise be the first day of a Minimum Dividend Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and
(ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Dividend Period of such series of APS as a Special Dividend Period, specifying the first day thereof and (B) that the Fund will by 11:00 A.M., New York City time, on the second Business Day next preceding such date notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Dividend Period designated and the terms of the Specific Redemption Provisions, if any, or (y) its determination not to exercise such option.

                  3. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Dividend Period as to which notice has been given as set forth in paragraph (b) of this
Section 4, the Fund shall deliver to the Auction Agent either:

                           (a) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period of such series as a Special Dividend Period, specifying the same and the first day thereof,
         (B) the Auction Date immediately prior to the first day of such Special Dividend Period, (C) the terms of the Specific Redemption Provisions, if any, for such series, (D) that such Special Dividend Period shall not commence if (1) on such Auction Date Sufficient Clearing Bids for such series shall not exist or (2) a Failure to Deposit shall have occurred prior to the first day of such Special Dividend Period with respect to shares of such series and (E) the scheduled Dividend Payment Dates for such series of APS during such Special Dividend Period; such notice to be accompanied by an APS Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Dividend Period, (1) Moody's Eligible Assets, assuming for the purposes calculating Moody's Eligible Assets, in connection with an APS Basic Maintenance Report required to be prepared pursuant to this Section 4(c)(i), a Moody's Exposure Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating such series) and (2) S&P Eligible Assets (if S&P is then rating such series) each at least equal the APS Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Dividend Period); or

                           (b) a notice stating that the Fund has determined not to exercise its option to designate a Special Dividend Period for such series of APS and that the next succeeding Dividend Period of such series shall be a Minimum Dividend Period.

If the Fund fails to deliver either such notice (and, in the case of the notice described in clause (i) of the preceding sentence, an APS Basic Maintenance Report to the effect set forth in clause (i) (if either Moody's or S&P is then rating shares of the series in question)) with respect to any designation of any proposed Special Dividend Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Dividend Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Dividend Period to the effect set forth in clause (ii) of the preceding sentence.

         Voting Rights. (a) Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of APS shall be entitled to one vote for each of the APS held on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding Preferred Shares, including APS, and of Common Shares shall vote together as a single class; provided that, at a meeting of the shareholders of the Fund held for the election of the trustees, the holders of outstanding Preferred Shares, including APS, represented in person or by proxy at said meeting, shall elect two trustees of the Fund, each Preferred Share, including each of the APS, entitling the holder thereof to one vote. Subject to paragraph (b) of this Section 5, the holders of outstanding Common Shares shall elect the balance of the trustees.

         2. During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including APS, would constitute a majority of the Board of Trustees as so increased by such smallest number, and the holders of Preferred Shares, including APS, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and class of capital shares of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (a) if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding APS equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

     if at any time holders of any other Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 5 shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this paragraph (b) of Section 5.

     (i) As soon as practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in paragraph (b) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital shares of the Fund), shall be entitled to elect the number of trustees prescribed in paragraph (b) of this Section 5 on a one-vote-per-share basis.

     For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Certificate of Vote, by the other provisions of the Declaration of Trust, by statute or otherwise, no Holder shall be entitled to vote and no APS shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the Redemption Price for the redemption of such shares has been deposited in trust with the Auction Agent for that purpose and the requisite Notice of Redemption with respect to such shares shall have been given as provided in Section 3 of this Part I. None of the APS held by the Fund or any affiliate of the Fund shall have any voting rights or be deemed to be outstanding for voting or other purposes.

     The terms of office of all persons who are Trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent trustees elected by the Holders and such other holders of Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares, shall constitute the duly elected trustees of the Fund.

     Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to paragraph (b) of this Section 5 shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to paragraph (b) of this Section 5 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 5.

     (i) So long as any of the APS are outstanding, the Fund shall not, without the affirmative vote of the Holders of the Outstanding APS determined with reference to a "majority of outstanding voting securities" as that term is defined in Section 2(a)(49) of the 1940 Act (voting separately as one class):
(a) authorize, create or issue any class or series of shares of beneficial interest ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or increase the authorized amount of any series of APS (except that, notwithstanding the foregoing, but subject to the provisions of Section 13, the Board of Trustees, without the vote or consent of the Holders of APS, may from time to time authorize and create, and the Fund may from time to time issue, classes or series of Preferred Shares, including APS, ranking on a parity with the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, subject to continuing compliance by the Fund with 1940 Act APS Asset Coverage and APS Basic Maintenance Amount requirements, provided that the Fund obtains written confirmation from Moody's (if Moody's is then rating APS) and S&P (if S&P is then rating APS) that the issuance of such class or series would not impair the rating then assigned by such rating agency to the APS, (b) amend, alter or repeal the provisions of the Declaration of Trust, including this Certificate of Vote, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such APS or the Holders thereof; provided that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers and (ii) the authorization, creation and issuance of classes or series of shares ranking junior to the APS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating the APS and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act APS Asset Coverage or the APS Basic Maintenance Amount, or (c) file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

     (a) The Board of Trustees, without the vote or consent of the Holders of APS, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of the APS or the Holders thereof, provided the Board of Trustees receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the APS and in no event being required to be obtained in the case of the definitions of Deposit Securities, Discounted Value and Receivables for Municipal Securities Sold as such terms apply to S&P Eligible Assets, Dividend Coverage Amount, Dividend Coverage Assets, Minimum Liquidity Level, S&P Discount Factor, S&P Eligible Assets, S&P Exposure Period and Valuation Date as such term applies to the definitions of Dividend Coverage Amount, Dividend Coverage Assets and Minimum Liquidity Level) and S&P (such confirmation being required to be obtained only in the event S&P is rating the APS and in no event being required to be obtained in the case of the definitions of Discounted Value and Receivables for Municipal Securities Sold as such terms apply to Moody's Eligible Assets, Moody's Discount Factor, Moody's Eligible Asset and Moody's Exposure Period) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the APS:

APS Basic
Maintenance Amount
APS Basic
Maintenance Cure Date
APS Basic
Maintenance Report
Deposit Securities
Discounted Value
Dividend Coverage Amount
Dividend Coverage Assets
Market Value
Maximum Potential
Gross-up
Payment Liability
Minimum Liquidity Level
Moody's Discount Factor
Moody's Eligible
Asset Moody's Exposure Period
1940 Act Cure Date
1940 Act APS
Asset Coverage
Quarterly Valuation Date
Receivables for Municipal
Securities Sold
S&P Discount Factor
S&P Eligible Asset
S&P Exposure Period
Valuation Date

     Unless otherwise required by law, the Holders of the APS shall not have any relative rights or preferences or other special rights other than those specifically set forth herein. The Holders of the APS shall have no preemptive rights or rights to cumulative voting. In the event that the Fund fails to pay any dividends on the APS, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 5.

     Unless a higher percentage is provided for in the Declaration of Trust, the affirmative vote of the Holders of a majority of the outstanding APS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares or any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. In the event a vote of Holders of APS is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. In addition, the Fund shall notify Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS) of the results of any vote described in the proceeding sentence.

     Right to Vote with Respect to Certain Other Matters. The affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APS, each voting as a separate class, is required with respect to any matter that materially affects the series in a manner different from that of other series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect an exchange, reclassification, or cancellation of all or part of the shares of the series;
(3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, into the same or a different number of shares, either with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interests of a series of APS affected by a matter are substantially identical to the interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

         Liquidation Rights. (a) Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $50,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.


         3. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 6.

     After the payment to the Holders of the APS of the full preferential amounts provided for in this Section 6, the Holders of the APS as such shall have no right or claim to any of the remaining assets of the Fund.

     In the event the assets of the Fund available for distribution to the Holders of the APS upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph
(a) of this Section 6, no such distribution shall be made on account of any shares of any other class or series of Preferred Shares ranking on a parity with the APS with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the APS, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

     Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the APS as provided in paragraph (a) of this Section 6, but not prior thereto, any other series or class or classes of shares ranking junior to the APS with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the APS shall not be entitled to share therein.

          Auction Agent. For so long as any of the APS is outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which, however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any of the APS is outstanding, the Board of Trustees shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

          1940 Act APS Asset Coverage. The Fund shall maintain, as of the last Business Day of each month in which any of the APS is outstanding, the 1940 Act APS Asset Coverage.

          APS Basic Maintenance Amount. (a) So long as APS are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if S&P is then rating the APS) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount (if Moody's is then rating the APS).

     On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the APS Basic Maintenance Amount, and on the third Business Day after the APS Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the date of such failure or such APS Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full APS Basic Maintenance Report. The Fund shall also deliver an APS Basic Maintenance Report to S&P (if S&P is then rating the APS), and the Auction Agent

(if S&P is then rating the APS) as of (i) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (ii) the last Business Day of each month, in each case on or before the third Business Day after such day. The Fund will also deliver an APS Basic Maintenance Report to Moody's on any Valuation Date that (i) the Discounted Value of Moody's Eligible Assets is greater than the APS Basic Maintenance Amount by 5% or less or (ii) on any date which the Fund redeems Common Shares. A failure by the Fund to deliver an APS Basic Maintenance Report under subparagraph (b) of this
Section 9 shall be deemed to be delivery of an APS Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the APS Basic Maintenance Amount, as of the relevant Valuation Date.

     Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other APS Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then raring the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

     Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to any Valuation Date on which the Fund failed to satisfy the APS Basic Maintenance Amount, and relating to the APS Basic Maintenance Cure Date with respect to such failure to satisfy the APS Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an Accountant's Confirmation as to such APS Basic Maintenance Report.

     If any Accountant's Confirmation delivered pursuant to subparagraph (c) or
(d) of this Section 9 shows that an error was made in the APS Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the APS) or Moody's Eligible Assets (if Moody's is then rating the APS), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the APS Basic Maintenance Report to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) promptly following receipt by the Fund of such Accountant's Confirmation.

     On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of the APS, the Fund shall complete and deliver to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS), an APS Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS) and to Moody's (if Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the amount of S&P Eligible Assets reflected thereon equals or exceeds the APS Basic Maintenance Amount reflected thereon.

          Minimum Liquidity Level. So long as S&P is rating the APS, the Fund shall have, as of each Valuation Date, Dividend Coverage Assets, with respect to each then Outstanding share of each series of APS, having a value not less than the Dividend Coverage Amount with respect to such share (the "Minimum Liquidity Level"). If, as of each Valuation Date, the Fund does not have the required Dividend Coverage Assets, the Fund shall, as soon as practicable, adjust its portfolio in order to meet the Minimum Liquidity Level, but only so long as S&P is rating the APS. So long as S&P is rating the APS, the Fund shall notify S&P on any Valuation Date which the Fund does not have the required Dividend Coverage Assets and does not adjust its portfolio as described in the immediately preceding sentence.

          Restrictions on Certain Distributions. For so long as any of the APS is Outstanding, and except as set forth in Sections 2(e) and 6(d) of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of APS through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of each series of APS required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) if either Moody's or S&P is rating the APS, the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to the APS as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the APS as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets and S&P Eligible Assets would each at least equal the APS Basic Maintenance Amount.

          Additional Dividends. If the Fund retroactively allocates any net capital gains or other income taxable for federal income tax purposes to the APS without having given advance notice thereof to the Auction Agent as provided in
Section 6 of Part II solely by reason of the fact that such allocation is made as a result of the redemption of all or a portion of the outstanding APS or the liquidation of the Fund (such allocation being referred to herein as a "Retroactive Taxable Allocation"), the Fund shall, within 270 days after the end of the Fund's taxable year in which a Retroactive Taxable Allocation is made, provide notice thereof to the Auction Agent and to each Holder of such shares during such taxable year at such Holder's address as the same appears or last appeared on the share books of the Fund. Such Holders of such shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, dividends in an amount equal to the aggregate Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Fund to the Auction Agent, for distribution to such Holders, within 30 days after the notice described above is given to the Auction Agent.

          Certain Other Restrictions. (a) For so long as any of the APS is outstanding and Moody's is then rating such shares, the Fund will not, unless it has received written confirmation from Moody's that any such action would not impair the ratings then assigned by Moody's to the APS, engage in any one or more of the following transactions:

               (a) transactions in options on securities, futures contracts or options on futures contracts except that in connection with Moody's Hedging
     Transactions: (A) the Fund may buy call or put option contracts on securities; (B) the Fund may write covered call options on securities; (C) the Fund may write put options on securities; (D) the Fund may enter into positions in futures contracts based on the Municipal Index provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on the Municipal Index exceeding in number 10% of the rolling average number of daily traded futures contracts based on the Municipal Index in the 30 calendar days prior to the time of effecting such transaction as reported by The Wall Street Journal or (2) outstanding futures contracts based on the Municipal Index and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on Treasury Bonds) exceeding the fair market value of Moody's Eligible Assets owned by the Fund; (E) the Fund may enter into futures contracts on Treasury Bonds provided that the Fund shall not engage in any such transaction which would cause the Fund at the time of such transaction to own or have sold (1) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 40% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Aa by Moody's (or, if not rated by Moody's but rated by S&P, rated AAA by S&P) or (2) outstanding futures contracts based on Treasury Bonds and options on such futures contracts having an aggregate fair market value (taking into account the fair market value of futures contracts based on the Municipal Index) exceeding 80% of the aggregate fair market value of Moody's Eligible Assets owned by the Fund and rated Baa or A by Moody's (or, if not rated by Moody's but rated by S&P, rated A or AA by S&P); for purposes of the foregoing clauses (D) and (E), the Fund shall be deemed to own the number of futures contracts that underlie any outstanding option written by the Fund; and (F) the Fund may buy call or put options on futures contracts on the Municipal Index or Treasury Bonds, may write put options on such futures contracts (provided, that if the contract would require delivery of a security, that security must be held by the Fund) and may write call options on such futures if it owns the futures contract subject to the option. For so long as the APS are rated by Moody's, the Fund will engage in Closing Transactions to close out any outstanding futures contract based on the Municipal Index if the open interest with respect to such futures contracts based on the Municipal Index as reported by The Wall Street Journal is less than 5,000. For so long as the APS are rated by Moody's, the Fund will engage in a Closing Transaction to close out any outstanding futures contract by no later than the fifth Business Day of the month in which such contract expires and will engage in a Closing Transaction to close out any outstanding option on a futures contract by no later than the first Business Day of the month in which such option expires. For so long as the APS are rated by Moody's, the Fund will engage in transactions with respect to futures contracts or options thereon having only the next settlement date or the settlement date immediately thereafter. For purposes of valuation of Moody's Eligible Assets: (A) if the Fund writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of the APS, at the Discounted Value of the underlying security of the option or (2) otherwise, it has no value; (B) if the Fund writes a put option, the underlying asset will be valued as follows: the lessor of (1) exercise price and (2) the Discounted Value of the underlying security; (C) if the Fund is a seller under a futures contract, the underlying security will be valued at the lower of (1) settlement price and (2) the Discounted Value of the underlying security; if a contract matures within the Moody's Exposure Period, the security may be valued at the settlement price; (D) if the Fund is the buyer under a futures contract, the underlying security will be valued at the lower of
     (1) the settlement price and (2) the Discounted Value of the underlying security; if the contract matures within the Moody's Exposure Period, the security may be valued at its Discounted Value and (E) call or put option contracts which the Fund buys have no value. For so long as APS are rated by Moody's: (A) the Fund will not engage in options and futures transactions for leveraging or speculative purposes; (B) the Fund will not write any anticipatory call options pursuant to which the Fund hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Fund will not enter into an option transaction unless, after giving effect thereto, the Fund would continue to have Moody's Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount; (D) the Fund will not enter into an option transaction unless after giving effect to such transaction the Fund would continue to be in compliance with the provisions relating to the APS Basic Maintenance Amount; (E) for purposes of the APS Basic Maintenance Amount (1) assets in margin accounts are not Moody's Eligible Assets, (2) 10% of the settlement price of assets sold under a futures contract, the settlement price of assets purchased under a futures contract, the settlement price of an underlying futures contract if the Fund writes put options on futures contracts will constitute liabilities of the Fund and (3) if the Fund writes call options on futures contracts and does not own the underlying futures contract, 105% of the Market Value of the Market Value of the underlying futures contract will constitute a liability of the Fund; (F) the Fund shall enter into only exchange-traded futures and shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Fund with any of a class of securities, the Fund shall assume for purposes of the APS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Fund will not engage in forward contracts; (1) the Fund will enter into futures contracts as seller only if it owns the underlying security; and
     (J) there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

     incur any indebtedness in a principal amount in excess of the lesser of $10,000,000 or 10% of the aggregate liquidation preference of APS Outstanding, without prior written approval of Moody's that such indebtedness would not adversely affect the then current rating by Moody's of the APS except that the Fund may, without obtaining the written confirmation described above, incur indebtedness for the purpose of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such indebtedness; or

     issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund; or

          4. For so long as any of the APS is Outstanding and S&P is rating such shares, the Fund will not, unless the Fund has received written confirmation from S&P that any such action would not impair the rating then assigned by such rating agency to the APS, engage in any one or more of the following transactions:

     transactions in any reverse repurchase agreements; or

     lend portfolio securities; or

     borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purposes of clearing securities transactions if the APS Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing; or

     issue any class or series of shares ranking prior to or on a parity with the APS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any APS previously purchased or redeemed by the Fund, or merge or consolidate with any corporation; or

     engage in repurchase agreement transactions in which the term of such repurchase obligation is longer than 90 days, in which the underlying security is a security other than United States treasury securities (not inclusive of zero-coupon securities), demand deposits, certificates of deposits or bankers acceptance in which the counter-party or its affiliates have securities rated A1+ by S&P with respect to such underlying security; or

     engage in short sale transactions; or

     purchase or sell futures contracts or options thereon or write uncovered put or uncovered call options on portfolio securities except that (A) the Fund may engage in any S&P Hedging Transactions based on the Municipal Index, provided that the Fund shall not engage in any S&P Hedging Transaction based on the Municipal Index (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the least of (1) more than 1,000 outstanding futures contracts based on the Municipal Index, (2) outstanding futures contracts based on the Municipal Index and on the Treasury Bonds exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (3) outstanding futures contract based on the Municipal Index exceeding in number 10% of the average number of daily traded futures contracts based on the Municipal Index in the month prior to the time of effecting such transaction as reported by The Wall Street Journal and
(B) the Fund may engage in S&P Hedging Transactions based on Treasury Bonds, provided that the Fund shall not engage in any S&P Hedging Transaction based on Treasury Bonds (other than Closing Transactions) which would cause the Fund at the time of such transaction to own or have sold the lesser of (1) outstanding futures contracts based on Treasury Bonds and on the Municipal Index exceeding in number 25% of the quotient of the fair market value of the Fund's total assets divided by 100,000 or (2) outstanding futures contracts based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures contracts based on Treasury Bonds in the month prior to the time of effecting such transaction as reported by The Wall Street Journal. For so long as the APS are rated by S&P, the Fund will engage in Closing Transactions to close out any outstanding futures contracts which the Fund owns or has sold or any outstanding option thereon owned by the Fund in the event (A) the Fund does not have S&P Eligible Assets with an aggregate Discounted Value equal to or greater than the APS Basic Maintenance Amount on two consecutive Valuation Dates and (B) the Fund is required to pay Variation Margin on the second such Valuation Date. For so long as the APS are rated by S&P, the Fund will engage in a Closing Transaction to close out any outstanding futures contract or option thereon in the month prior to the delivery month under the terms of such futures contract or option thereon unless the Fund holds securities deliverable under such terms. For purposes of determining S&P Eligible Assets to determine compliance with the APS Basic Maintenance Amount, no amounts on deposit with the

Fund's custodian or broker representing Initial Margin or Variation Margin shall constitute S&P Eligible Assets. For so long as the APS are rated by S&P, when the Fund writes a futures contract or option thereon, it will maintain an amount of cash, cash equivalents or short-term, money market securities in a segregated account with the Fund's custodian, so that the amount so segregated plus the amount of Initial Margin and Variation Margin held in the account of the Fund's broker equals the fair market value of the futures contract, except that in the event the Fund writes a futures contract or option thereon which requires delivery of an underlying security, the Fund shall hold such underlying security.

          Notice. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Certificate of Vote, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid. Notice shall be deemed given on the earlier of the date received or the date seven days after which such notice is mailed.

          Definitions. As used in Parts I and II hereof, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

          1. "'AA' Composite Commercial Paper Rate," on any date for any Rate Period, shall mean (i) (A) in the case of any Minimum Dividend Period or any Rate Period between 7 and 28 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, in the case of any Minimum Dividend Period of 7 days or any Rate Period with 7 Rate Period Days and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate when all of the Outstanding APS are subject to Submitted Hold Orders, then the interest equivalent of the 7-day rate, and (B) in the case of any Rate Period with more than 28 Rate Period Days, the interest equivalent of the 180-day rate, on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

     "Accountant's Confirmation" shall have the meaning set forth in paragraph
(c) of Section 9 of this Part I.

     "Additional Dividends" means payment to a Holder of APS of an amount which, when taken together with the aggregate amount of Retroactive Taxable Allocations made to such Holder with respect to the taxable year in question, would cause such Holder's dividends in dollars (after federal income tax consequences) from the aggregate of both the Retroactive Taxable Allocations and the Additional Dividends to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of the aggregate Retroactive Taxable Allocations would have been excludable from the gross income of such Holder. Such Additional Dividends shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of APS is subject to the federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each Holder of APS at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate, whichever is greater, in effect during the taxable year in question.

     "Anticipation Notes" means the following municipal securities: tax anticipation notes, revenue anticipation notes and tax and revenue anticipation notes.

     "Applicable Rate" shall have the meaning specified in subparagraph (c)(i) of Section 2 of this Part 1.

     "APS Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $50,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Date; (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Date; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either
(A) the face value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(G) if such assets mature within the Moody's Exposure Period and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P-1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount in connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APS Basic Maintenance Amount in connection with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

     "APS Basic Maintenance Cure Date," with respect to the failure by the Fund to satisfy the APS Basic Maintenance Amount (as required by paragraph (a) of Section 9 of this Part I) as of a given Valuation Date, shall mean the third Business Day following such Valuation Date.

     "APS Basic Maintenance Report" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the APS Basic Maintenance Amount.

     "Auction" shall mean each periodic implementation of the Auction
Procedures.

     "Auction Agency Agreement" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of APS so long as the Applicable Rate for such series is to be based on the results of an Auction.

     "Auction Agent" shall mean the entity appointed as such by a resolution of the Board of Trustees in accordance with Section 7 of this Part I.

     "Auction Date," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

     "Auction Procedures" shall mean the procedures for conducting Auctions set forth in Part II hereof.

     "Board of Trustees" shall mean the Board of Trustees of the Fund or any duly authorized committee thereof.

     "Business Day" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

     "Closing Transactions" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

     "Commercial Paper Dealers" shall mean Goldman, Sachs& Co., Lehman Commercial Paper Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Smith Barney, Harris Upham & Co. or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

     "Common Shares" shall mean the common shares of beneficial interest, par value $.01 per share, of the Fund.

     "Cure Date" shall mean the APS Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

     "Date of Original Issue," with respect to any series of APS, shall mean the date on which the Fund initially issued shares of such series of APS.

     "Deposit Securities" shall mean cash and municipal securities rated at least A-1+ or SP-1+ by S&P, except that, for purposes of Section 3(a)(iii) of this Part I, such municipal securities shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

     "Discounted Value" shall mean (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) with respect to a Moody's Eligible Asset, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, provided that with respect to a Moody's Eligible Asset, Discounted Value shall not exceed the par value of such Asset at any time.

     "Dividend Coverage Amount," as of any Valuation Date, shall mean, with respect to each of the APS, (i) the aggregate amount of dividends that will accumulate on such APS to (but not including) the first

Dividend Payment Date for such share that follows such Valuation Date plus any liabilities that will become payable prior to or on such payment date, less (ii) the combined value of Deposit Securities irrevocably deposited for the payment of dividends on such APS.

     "Dividend Coverage Assets," as of any Valuation Date, shall mean, with respect to each of the APS, Deposit Securities with maturity or tender dates not later than the day preceding the first Dividend Payment Date for such share that follows such Valuation Date and having a value not less than the Dividend Coverage Amount with respect to such share.

     "Dividend Payment Date," with respect to any series of APS, shall mean any date on which dividends on shares of such series of APS are payable pursuant to the provisions of paragraph (b) of Section 2 of this Part I.

     "Dividend Period," with respect to any series of APS, shall mean the period from and including the Date of Original Issue of such series to but excluding the initial Dividend Payment Date for such series and any period thereafter from and including one Dividend Payment Date for such series to but excluding the next succeeding Dividend Payment Date for such series.

     "Fund" shall mean Van Kampen Merritt Municipal Trust, a Massachusetts business trust, which is the issuer of the APS.

     "Failure to Deposit," with respect to any series of APS, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is given pursuant to paragraph (b) of Section 3 of this Part 1.

     "Holder," with respect to any series of APS, shall mean the registered holder of shares of such series of APS as the same appears on the share books of the Fund.

     "Independent Accountant" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

     "Initial Dividend Period," with respect to any series of APS, shall mean the period from and including the Date of Original Issue thereof to but excluding the initial Dividend Payment Date therefor.

     "Interest Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     "Initial Margin" means the amount of cash or securities deposited with a custodian for the benefit of a futures commission merchant as a good-faith deposit at the time of the initiation of a purchase or sale position with respect to a futures contract or a sale position with respect to an option position thereon.

     "Market Value" of any asset of the Fund shall mean the market value thereof determined by the Pricing Service designated from time to time by the Board of Trustees. Market Value of any asset shall include any interest accrued thereon. The Pricing Service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations.

     "Mandatory Redemption Price" means $50,000 per share of APS plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

     "Master Purchaser's Letter" has the meaning specified in Section 1 of Part II hereof.

     "Maximum Potential Additional Dividends Liability," as of any Valuation Date, shall mean the aggregate amount of Additional Dividends that would be due if the Fund were to make Retroactive Taxable Allocations, with respect to any fiscal year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Additional Dividends are fully taxable.

     "Minimum Liquidity Level" shall have meaning set forth in Section 10 of this Part I.

     "Minimum Dividend Period" shall mean (i) with respect to APS Series A and APS Series C, any Rate Period consisting of 7 Rate Period Days and (ii) with respect to APS Series B and APS Series D, any Rate Period with 28 Rate Period Days, in each case subject to certain exceptions.

     "Moody's" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

     "Moody's Discount Factor" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:


                                     Rating Category

                                     ----------------------------------------------------------------------------------
Exposure Period(4)                      Aaa        Aa(1)      A(1)      Baa(1)    Other(2)    (V)MIG-1(3)(4)  SP-1+(3)
------------------                      ---        ---        --        ----      ------      -----------     ------
7 weeks........................          151%       159%       168%       202%       229%          136%          148%
8 weeks or less but greater than         154        164        173        205        235           137           149
seven weeks....................
9 weeks or less but greater than         158        169        179        209        242           138           150
eight weeks....................



(1)     Moody's rating.
(2)     Municipal securities not rated by Moody's but rated BBB by S&P.
(3) Municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rate SP-1+ by S&P which do not mature or have a demand feature at par exercisable within the Moody's Exposure Period and which do not have a long-term rating.
(4) For the purposes of the definition of Moody's Eligible Assets, these securities will have an assumed rating of "A" by Moody's.

         Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term municipal securities will be 115%, so long as such municipal securities are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable within the Moody's Exposure Period or 125% as long as such municipal securities are rated at least A-1-/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within the Moody's Exposure Period and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Securities Sold.

         "Moody's Eligible Asset" shall mean cash, Receivables for Municipal Securities Sold or a municipal security that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided that, for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated municipal security, such municipal security (excluding any short-term municipal security) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's; and
(iv) is part of an issue of municipal securities of at least $10,000,000. Municipal securities issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA rated municipal securities, if any, together with any municipal securities issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any municipal security backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such municipal security. Municipal securities issued by issuers located within a single state or territory and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated municipal securities, if any, together with any municipal securities issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a municipal security shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. Moody's Eligible Assets shall be calculated without including cash and municipal securities rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which either mature or have a demand feature at par exercisable within the Moody's Exposure Period. Municipal securities which constitute Moody's Eligible Assets subject to a repurchase agreement will constitute Moody's Eligible Assets. Cash receivable by the Fund pursuant to a repurchase agreement that obligates the other party thereto to repurchase municipal securities will only constitute a Moody's Eligible Asset if the long-term debt of such other party is rated at least A2 by Moody's and such agreement has a term of 30 days or less.

         Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent that is has been deposited for the payment of (i)(A) through (i)(G) under the definition of APS Basic Maintenance Amount or it is subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Van Kampen Merritt Investment Advisory Corp., the Administrator, State Street Bank and Trust Company or the Auction Agent and (d) Liens by virtue of any repurchase agreement.

         "Moody's Exposure Period" shall mean the period commencing on a given Valuation Date and ending 46 days thereafter.

         "Moody's Hedging Transactions" shall mean transactions in options on securities, futures contracts based on the Municipal Index or Treasury Bonds and options on such futures contracts.

         "Municipal Index" shall mean The Bond Buyer Municipal Bond Index.

         "1940 Act" shall mean the Investment Company Act of 1940, as amended from time to time.

         "1940 Act APS Asset Coverage" shall mean asset coverage, as defined in
Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding APS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

         "1940 Act Cure Date," with respect to the failure by the Fund to maintain the 1940 Act APS Asset Coverage (as required by Section 8 of this Part
I) as of the last Business Day of each month, shall mean the last Business Day of the following month.

         "Non-call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

         "Notice of Redemption" shall mean any notice with respect to the redemption of the APS pursuant to Section 3 of this Part I.

         "Optional Redemption Price" shall mean (i) $50,000 per share of APS in the case of a 7-day or 28-day Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

         "Preferred Shares" shall mean the authorized preferred shares of beneficial interest, par value $.01 per share, of the Fund, and includes the APS.

         "Premium Call Period" shall have the meaning set forth below under "Specific Redemption Provisions."

         "Pricing Service" means Van Kampen Merritt Investment Advisory Corp., acting pursuant to a Fund Pricing Agreement between the Fund and Van Kampen Merritt Investment Advisory Corp. and any successor pricing service approved in writing by Moody's (if Moody's is then rating the APS) and S&P (if S&P is then rating the APS).

         "Projected Dividend Amount" means, with respect to the shares of any series of APS, on any Valuation Date in the event the then current Dividend Period will end within 47 calendar days of such date, from and after the last day of such Dividend Period until 47 calendar days less the number of days remaining in the current Dividend Period at an Applicable Rate equal to the Maximum Rate for such Dividend Period multiplied by the larger of the factors (currently 304%) that the Fund has been informed by Moody's and S&P is applicable to the Projected Dividend Amount and designed to take into account increases in dividend rates over such period.

         "Quarterly Valuation Date" shall mean the last Business Day of each fiscal quarter of the Fund in each fiscal year of the Fund, commencing February 29, 1992.

         "Rate Period," with respect to any series of APS, shall mean the Initial Dividend Period thereof and any Subsequent Dividend Period, including any Special Dividend Period, for such series.

         "Rate Period Days," for any Rate Period consisting of less than four Dividend Periods, shall mean the number of days (without giving effect to subparagraph (b)(ii) of Section 2 of this Part 1) in such Rate Period.

         "Receivables for Municipal Securities Sold" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of municipal securities sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within the Moody's Exposure Period but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for municipal securities sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

         "Redemption Price" shall mean the Optional Redemption Price or the Mandatory Redemption Price, as applicable.

         "Retroactive Taxable Allocation" shall have the meaning set forth in
Section 12 hereof.

         "S&P" shall mean Standard & Poor's Fund, a New York corporation, and its successors.

         "S&P Discount Factor" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                                             Rating Category
                                                 --------------------------------------
Exposure Period                                    AAA*          AA*          A*           BBB*
---------------                                    ---           ---          --           ----

40 Business Days..........................          190%         195%         210%          250%
22 Business Days..........................          170          175          190           230
10 Business Days..........................          155          160          175           215
7 Business Days...........................          150          155          170           210
3 Business Days...........................          130          135          150           190

* S&P rating.

         Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term municipal securities will be 115%, so long as such municipal securities are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such municipal securities are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's rated short-term municipal securities which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's rated short-term municipal securities may comprise no more than 50% of short-term municipal securities that qualify as S&P Eligible Assets and (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Securities Sold. For purposes of the foregoing, Anticipation Notes rated SP1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term municipal securities.

                  "S&P Eligible Asset" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the mean of APS Basic Maintenance Amount), Receivables for Municipal Securities Sold or a municipal security owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's (provided that such Moody's-rated municipal securities will be included in S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and further provided that, for purposes of determining the S&P Discount Factor applicable to any such Moody's-rated municipal security, such municipal security will be deemed to have an S&P rating which is one full rating category lower than its Moody's rating); (iv) is not part of a private placement of municipal securities; and (v) is part of an issue of municipal securities with an original issue size of at least $20 million or, if an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "municipal securities" means any obligation the interest on which is exempt from regular Federal income taxation and which issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

                  (1) Municipal securities of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 10% of the aggregate Market Value of S&P Eligible Assets provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such municipal securities exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

                  (2) Municipal securities guaranteed or insured by any one bond insurer shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 25% of the aggregate Market Value of S&P Eligible Assets; and

                  (3) Long-term municipal securities issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such municipal securities does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

                  "S&P Exposure Period" shall mean the maximum period of time following a Valuation Date that the Fund has under this Certificate of Vote to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the APS Basic Maintenance Amount (as described in paragraph (a) of Section 9 of this Part I).

     "S&P Hedging Transactions" means futures contracts based on the Municipal Index or Treasury Bonds, put and call options on such contracts purchased by the Fund and covered call options and secured put options on portfolio securities written by the Fund.

     "Special Dividend Period," with respect to any series of APS, shall mean any Subsequent Dividend Period commencing on the date designated by the Fund in accordance with Section 4 of this Part I and ending on the last day of the last Dividend Period thereof, with such number of consecutive days or whole years as the Board of Trustees shall specify, including the terms of any Specific Redemption Provisions, if any.

     "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund and (ii) a period (a "Premium Call Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation with the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $50,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage of $50,000 as determined by the Board of Trustees after consultation with the Broker-Dealers; provided, that during any Special Dividend Period of 365 or more days if on the date of determination of the Applicable Rate for such series, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APS without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

     "Subsequent Dividend Period," with respect to any series of APS, shall mean the period from and including the first day following the Initial Rate Period thereof to but excluding the next Dividend Payment Date for such series and any period thereafter from and including one Dividend Payment Date for such series to but excluding the next succeeding Dividend Payment Date for such series; provided, however, that if any Subsequent Dividend Period is also a Special Dividend Period, such term shall mean the period commencing on the first day of such Special Dividend Period and ending on the last day of the last Dividend Period thereof.

     "Substitute Commercial Paper Dealer" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a Commercial Paper Dealer; provided that none of such entities shall be a Commercial Paper Dealer.

     "Substitute U.S. Government Securities Dealer" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provide that none of such entities shall be a U.S. Government Securities Dealer.

     "Treasury Bonds" shall mean United States Treasury Bonds backed by the full faith and credit of the United States government with remaining maturities of 10 years or more.

     "Treasury Rate," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published by The Wall Street Journal, then the arithmetic average of the yields (expressed as an interest equivalent in the case of a Rate Period consisting of four Dividend Periods and express as a bond equivalent in the case of any longer Rate Period) on the most recently auctioned non-callable direct obligations of the U.S. Government (excluding "flower" bonds) with a remaining maturity within three months of the duration of such Rate Period as quoted on a discount basis or otherwise by the U.S. Government Securities Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Rate, the Treasury Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

         "U.S. Government Securities Dealer" shall mean Goldman, Sachs & Co., Lehman Government Securities Incorporated, Smith Barney, Harris Upham & Co. and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

         "Valuation Date" shall mean, for purposes of determining whether the Fund is maintaining the APS Basic Maintenance Amount and the Minimum Liquidity Level, each Business Day.

         "Variation Margin" shall mean, in connection with outstanding purchase or sale positions in futures contracts and outstanding sales positions with respect to options thereon, the amount of cash and securities paid to and received from a futures commission merchant (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

         "Voting Period" shall have the meaning set forth in paragraph (b) of
Section 5 of this Part I.

                                   ARTICLE

B. Certain Definitions. Capitalized terms not defined in Section 1 of this Part II shall have the respective meaning specified in Part I hereof. As used in this Part II, the following terms shall have the following meanings, unless the context otherwise requires:

            1. "Affiliate" shall mean any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any fund or any Person controlled by, in control of or under common control with such fund one of the trustees or executive officers of which is also a trustee of the Fund be deemed to be an Affiliate solely because such trustee or executive officer is also a trustee of the Fund.

            2. "Agent Member" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder and is identified as such in such Bidder's Master Purchaser's Letter.

         "Applicable Percentage" for any series of APS on any Auction Date shall mean the percentage, determined as set forth below, based on the prevailing rating of such series in effect at the close of business on the Business Day next preceding such Auction Date.

       PREVAILING RATING                                        PERCENTAGE
       -----------------                                        ----------
       "aa3"/AA- or higher...............................          110%
       "a3"/A-...........................................          125%
       "baa3"/BBB........................................          150%
       "ba3"/BB-.........................................          200%
       Below "ba3"/BB-...................................          250%

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for federal income tax purposes to the APS prior to the Auction establishing the Applicable Rate for such shares the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater, provided further, however, that the Applicable Percentage shall be divided in the foregoing manner only to the extent of the portion of the dividend on the APS for such Rate Period that represents the allocation of taxable income to the APS.

         For purposes of this definition, the "prevailing rating" of shares of a series of APS shall be (i) "aa3"/AA- or higher if shares of such series of APS have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if the shares of such series of APS have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3 "/AA- or higher or "a3"/A-, then "baa3"BBB- if the shares of such series of APS have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"BBB-, then "ba3"BB- if the shares of such series of APS have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"BBB- or "ba3"BB-, then Below "ba3"BB-, provided, however, that if the APS are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for each series of APS. If neither S&P nor Moody's shall make such a rating available, Goldman, Sachs & Co. or Smith Barney, Harris Upham & Co. Incorporated or their successors as Broker-Dealers shall select a nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of the APS and the Fund shall take all reasonable action to enable such rating agency or agencies to provide a rating for shares of such series.

         "Available APS" shall have the meaning specified in paragraph (a) of
Section 4 of this Part II.

         "Bid" and "Bids" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Bidder" and "Bidders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Broker-Dealer" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in this Part II, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

         "Broker-Dealer Agreement" shall mean an agreement between the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in this Part II.

         "Existing Holder," when used with respect to shares of any series of APS, shall mean a Person who has signed a Master Purchaser's Letter and is listed as the beneficial owner of such APS in the records of the Auction Agent.

         "Hold Order" and "Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Master Purchaser's Letter" shall mean a letter, addressed to the Fund, the Auction Agent, a Broker-Dealer and an Agent Member in which a Person agrees, among other things, to offer to purchase, to purchase, to offer to sell and/or to sell APS as set forth in this Part II.

         "Maximum Rate," for any series of APS on any Auction Date, shall mean:

                         (a) in the case of any Auction Date which is not the
            Auction Date immediately prior to the first day of any proposed Special Dividend Period designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period of such series and (B) the Applicable Percentage on such Auction Date, unless such series has or had a Special Dividend Period (other than a Special Dividend Period of 28 Rate Period Days or less) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Dividend Period of such series after such Special Dividend Period, in which case the higher of:

         the dividend rate on shares of such series for the then-ending Rate Period, and the product of (1) the higher of (x) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period consists of less than four Dividend Periods, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods, and (y) the "AA" Composite Commercial Paper Rate on such Auction Date for such Special Dividend Period of such series, if such Special Dividend Period consists of less than four Dividend Periods, or the Treasury Rate on such Auction Date for such Special Dividend Period, if such Special Dividend Period consists of four or more Dividend Periods and (2) the Applicable Percentage on such Auction Date; or

     in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Dividend Period designated by the Fund pursuant to Section 4 of Part I of the Certificate of Vote, the product of (A) the highest of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the then-ending Rate Period of such series, if such Rate Period consists of less than four Dividend Periods, or the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods,
(2) the "AA" Composite Commercial Paper Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period consists of less than four Dividend Periods or the Treasury Rate on such Auction Date for the Special Dividend Period for which the Auction is being held if such Special Dividend Period consists of four or more Dividend Periods, and (3) the "AA" Composite Commercial Paper Rate on such Auction Date for Minimum Dividend Periods and (B) the Applicable Percentage on such Auction Date.

     "Order" and "Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Outstanding" shall mean, as of any Auction Date with respect to shares of any series of APS, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series of APS theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund or as to which a notice of redemption shall have been given by the Fund, (ii) any shares of such series of APS as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series of APS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

         "Person" shall mean and include an individual, a partnership, a fund, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

         "Potential Holder," when used with respect to shares of any series of APS, shall mean any Person, including any Existing Holder of shares of such series of APS, (i) who shall have executed a Master Purchaser's Letter and (ii) who may be interested in acquiring shares of such series of APS (or, in the case of an Existing Holder of shares of such series of APS, additional shares of such series of APS).

         "Securities Depository" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with the APS.

         "Sell Order" and "Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 2 of this Part II.

         "Submission Deadline" shall mean 1:30 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Brokers-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

         "Submitted Bid" and "Submitted Bids" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Hold Order" and "Submitted Hold Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part IL

         "Submitted Order" and "Submitted Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Submitted Sell Order" and "Submitted Sell Orders" shall have the respective meanings specified in paragraph (a) of Section 4 of this Part II.

         "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 4 of this Part 11.

         "Winning Bid Rate" shall have the meaning specified in paragraph (a) of
Section 4 of this Part 11.

               Orders by Existing Holders and Potential Holders. (a) Prior to the Submission Deadline on each Auction Date:


                  (a) each Existing Holder of shares of any series of APS subject to an Auction on such Auction Date may submit to a Broker-Dealer by telephone or otherwise information as to:

         the number of Outstanding shares, if any, of such series of APS held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Applicable Rate for such series for the next succeeding Rate Period of such series;

         the number of Outstanding shares, if any, of such series of APS which such Existing Holder offers to sell if the Applicable Rate for such series for the next succeeding Rate Period of such series shall be less than the rate per annum specified by such Existing Holder; and/or the number of Outstanding shares, if any, of such series of APS held by such Existing Holder which such Existing Holder offers to sell without regard to the Applicable Rate for such series for the next succeeding Rate Period of such series;

and

         one or more Broker-Dealers, using lists of Potential Holders, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Holders (by telephone or otherwise), including Persons that are not Existing Holders, on such lists to determine the number of shares, if any, of such series of APS which each such Potential Holder offers to purchase if the Applicable Rate for such series for the next succeeding Rate Period of such series shall not be less than the rate per annum specified by such Potential Holder.

For the purposes hereof, the communication to a Broker-Dealer of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                  2. (i) A bid by an Existing Holder of shares of any series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

         the number of Outstanding shares of such series of APS specified in such Bid if the Applicable Rate for such series determined on such Auction Date shall be less than the rate specified therein:

         such number or a lesser number of Outstanding shares of such series of APS to be determined as set forth in clause (iv) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such series determined on such Auction Date shall be equal to the rate specified therein; or

         the number of Outstanding shares of such series of APS specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for such series, or such number or a lesser number of Outstanding shares of such series of APS to be determined as set forth in clause (iii) of paragraph (b) of
Section 5 of this Part 11 if the rate specified therein shall be higher than the Maximum Rate for such series and Sufficient Clearing Bids for such series do not exist.

               (b) A Sell Order by an Existing Holder of shares of any series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                    (i) the number of Outstanding shares of such series of APS specified in such Sell Order; or

     such number or a lesser number of Outstanding shares of such series of APS as set forth in clause (iii) of paragraph (b) of Section 5 of this Part II if Sufficient Clearing Bids for such series do not exist.

     A Bid by a Potential Holder of shares of any series of APS subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

     the number of Outstanding shares of such series of APS specified in such Bid if the Applicable Rate for such series determined on such Auction Date shall be higher than the rate specified therein; or

     such number or a lesser number of Outstanding shares of such series of APS as set forth in clause (v) of paragraph (a) of Section 5 of this Part II if the Applicable Rate for such series determined on such Auction Date shall be equal to the rate specified therein.

     No Order for any number of shares of any series of APS other than whole shares shall be valid.

         Submission of Orders by Broker-Dealers to Auction Agent. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of any series of APS subject to an Auction on such Auction Date obtained by such Broker-Dealer and shall specify with respect to each Order for such shares:

               (b) the name of the Bidder placing such Order;

     the aggregate number of shares of such series of APS that are the subject of such Order;

     to the extent that such Bidder is an Existing Holder of shares of such series of APS:

     the number of shares, if any, of such series of APS subject to any Hold Order placed by such Existing Holder;

     the number of shares, if any, of such series of APS subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

     the number of shares, if any, of such series of APS subject to any Sell Order placed by such Existing Holder; and

     to the extent such Bidder is a Potential Holder of shares of such series of APS, the rate and number of shares of such series of APS specified in such Potential Holder's Bid.

         2. If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

     If an Order or Orders covering all of the Outstanding shares of any series of APS held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the number of

Outstanding shares of such series of APS held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

     If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the number of Outstanding shares of any series of APS subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

               (a) all Hold Orders for shares of such series of APS shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series of APS held by such Existing Holder, and if the number of shares of such series of APS subject to such Hold Orders exceeds the number of Outstanding shares of such series of APS held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series of APS held by such Existing Holder;

     (A) any Bid for shares of such series of APS shall be considered valid up to and including the excess of the number of Outstanding shares of such series of APS held by such Existing Holder over the number of shares of such series of APS subject to any Hold Orders referred to in clause (i) above;

                   (ii) subject to subclause (A), if more than one Bid for shares of such series of APS with the same rate is submitted on behalf of such Existing Holder and the number of Outstanding shares of such series of APS subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series of APS subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series of APS equal to such excess;

     subject to subclauses (A) and (B), if more than one Bid for shares of such series of APS with different rates is submitted on behalf of such Existing Holder, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

     in any such event, the number, if any, of such Outstanding shares of such series of APS subject to any portion of Bids considered not valid in whole or in part under the clause (ii) shall be treated as the subject of a Bid for shares of such series of APS by a Potential Holder at the rate therein specified; and

     all Sell Orders for shares of such series of APS shall be considered valid up to and including the excess of the number of Outstanding shares of such series of APS held by such Existing Holder over the sum of the APS subject to valid Hold Orders referred to in clause (i) above and valid Bids by such Existing Holder referred to in clause (ii) above.

     If more than one Bid for one or more shares of any series of APS is submitted on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

     An Order submitted by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

         Determination of Sufficient Clearing Bids Winning Bid Rate and Applicable Rate. (a) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order;" as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders" and shall for each series of APS for which an Auction is being held determine:

                  (a) the excess of the number of Outstanding shares of such series of APS over the number of Outstanding shares of such series of APS subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available APS" of such series);

     from the Submitted Orders for such series whether:

                      (i) the number of Outstanding shares of such series of APS subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for such series exceeds or is equal to the sum of the number of Outstanding shares of such series of APS subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Rate for such series; and

     the number of Outstanding shares of such series of APS subject to Submitted Sell Orders

(in the event such excess or such equality exists (other than because the number of shares of such series of APS in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for such series); and

     if Sufficient Clearing Bids for such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for such series) which if:

     (I) each such Submitted Bid from Existing Holders specifying such lowest rate and (II) all other such Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series of APS that are subject to such Submitted Bids; and

     (J) each such Submitted Bid from Potential Holders specifying such lowest rate and (II) all other such Submitted Bids from Potential Holders specifying lower rates were accepted;

would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series of APS which, when added to the number of Outstanding shares of such series of APS to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available APS of such series.

         2. Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 4, the Auction Agent shall advise the Fund of the Maximum Rate for each series of APS for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for each such series for the next succeeding Rate Period thereof as follows:

                  (b) if Sufficient Clearing Bids for such series exist, that the Applicable Rate for such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for such series to determined;

     if Sufficient Clearing Bids for such series do not exist (other than because all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders), that the Applicable Rate for such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for such series; or

     if all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders, that the Applicable Rate for such series for the next succeeding Rate Period thereof shall be equal to the product of (A) (1) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of less than four Dividend Periods or (II) the Treasury Rate on such Auction Date for such Rate Period, if such Rate Period consists of four or more Dividend Periods and (B) 1 minus the maximum marginal regular federal individual income tax rate applicable to ordinary income or the maximum marginal regular federal corporate income tax rate, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to the APS in such Rate Period any net capital gains or other income taxable for Federal income tax purposes, the Applicable Rate in respect of that portion of the dividend on the APS for such Rate Period that represents the allocation of net capital gains or other income taxable for Federal income tax purposes shall be the rate described in the preceding clause
(A)(I) or (II), as applicable, without being multiplied by the factor set forth in the preceding clause (B).

         Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares. Existing Holders shall continue to hold the APS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to, paragraph (a) of Section 4 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected and the Auction Agent shall take such other action as set forth below:

         1. If Sufficient Clearing Bids for any series of APS have been made, all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 5, Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such series shall be rejected:

                  (a) Existing Holders' Submitted Bids for shares of such series of APS specifying any rate that is higher than the Winning Bid Rate for such series shall be accepted, thus requiring each such Existing Holder to sell the APS subject to such Submitted Bids;

     Existing Holders' Submitted Bids for shares of such series of APS specifying any rate that is lower than the Winning Bid Rate for such series shall be rejected, thus entitling each such Existing Holder to continue to hold the APS subject to such Submitted Bids;

     Potential Holders' Submitted Bids for shares of such series of APS specifying any rate that is lower than the Winning Bid Rate shall be accepted;

     each Existing Holder's Submitted Bid for shares of such series of APS specifying a rate that is equal to the Winning Bid Rate for such series shall be rejected, thus entitling such Existing Holder to continue to hold the APS subject to such Submitted Bid, unless the number of Outstanding shares of such series of APS subject to all such Submitted Bids shall be greater than the number of shares of such series of APS ("remaining shares") in the excess of the Available APS of such series over the number of the APS subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the APS subject to such Submitted Bid, but only in an amount equal to the number of shares of such series of APS obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of such series of APS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of such series of APS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for such series; and

     each Potential Holder's Submitted Bid for shares of such series of APS specifying a rate that is equal to the Winning Bid Rate for such series shall be accepted but only in an amount equal to the number of shares of such series of APS obtained by multiplying the number of shares in the excess of the Available APS of such series over the number of the APS subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of such series of APS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of such series of APS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for such series; and

     If Sufficient Clearing Bids for any series of APS have not been made (other than because all of the Outstanding shares of such series of APS are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this
Section 5, Submitted Orders for such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for such series shall be rejected:

                  (a) Existing Holders' Submitted Bids for shares of such series of APS specifying any rate that is equal to or lower than the Maximum Rate for such series shall be rejected, thus entitling such Existing Holders to continue to hold the APS subject to such Submitted Bids;

     Potential Holders' Submitted Bids for shares of such series of APS specifying any rate that is equal to or lower than the Maximum Rate for such series shall be accepted; and

     Each Existing Holder's Submitted Bid for shares of such series of APS specifying any rate that is higher than the Maximum Rate of such series and the Submitted Sell Orders for shares of such series of APS of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series of APS subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series of APS obtained by multiplying the number of shares of such series of APS subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series of APS held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series of APS subject to all such Submitted Bids and Submitted Sell Orders.

     If all of the Outstanding shares of any series of APS are subject to Submitted Hold Orders, all Submitted Bids for such series shall be rejected.

     If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 5, any Existing Holder would be entitled or required to sell, or any Potential

Holder would be entitled or required to purchase, a fraction of a share of APS of any series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of such series of APS to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares of such series so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of APS.

     If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 5, any Potential Holder would be entitled or required to purchase less than a whole share of any series of APS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of such series of APS for purchase among Potential Holders so that only whole shares of such series of APS are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing the APS on such Auction Date.

     Based on the results of each Auction for a series of APS, the Auction Agent shall determine the aggregate number of shares of such series of APS to be purchased and the aggregate number of shares of such series of APS to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers of shares of such series of APS such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers of shares of such series of APS such Broker-Dealer shall receive, as the case may be, shares of such series of APS.

                  Notification of Allocations. Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on the APS, the Fund will notify the Auction Agent of the amount to be so included 15 days prior to the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will in turn notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will notify its Existing Holders and Potential Holders believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

                  Miscellaneous. (a) To the extent permitted by applicable law, the Board of Trustees may interpret or adjust the provisions of this Certificate of Vote to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Certificate of Vote with respect to any series of APS prior to the issuance of such series.

                  2. An Existing Holder may sell, transfer or otherwise dispose of the APS only in whole shares and only pursuant to a Bid or Sell Order in accordance with the procedures described in this Part Il or to or through a Broker-Dealer or to a Person that has delivered a signed copy of a Master Purchaser's Letter to the Auction Agent; provided, that in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Agent Member advises the Auction Agent of such transfer.

     All of the shares of each series of APS outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee.

     Neither the Fund nor any affiliate thereof may submit an Order in any Auction, except that any Broker-Dealer that is an affiliate of the Fund may submit Orders in an Auction, but only if such Orders are not for its own account.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of December 5, 1991.


                                              ---------------------
                                              Ronald A. Nyberg
                                              Secretary


State of          )
                  )  ss
County of         )

         Then personally appeared before me Ronald A. Nyberg, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Secretary of Van Kampen Merritt Municipal Trust.

                                              Before me,



                                              Notary public

My commission Expires:
                                              ---------------------

                            ARTICLES OF AMENDMENT TO
                       THE CERTIFICATE OF VOTE OF TRUSTEES
                 ESTABLISHING FOUR SERIES OF PREFERRED SHARES OF
                           VAN KAMPEN MUNICIPAL TRUST


         Van Kampen Municipal Trust, a Massachusetts business trust (the "Fund") certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:


         FIRST: On October 8, 1998, the Board of Trustees, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I and Section 7 of
Part 11 of the Certificate of Vote of Trustees Establishing Four Series of Preferred Shares (the "Certificate of Vote") of the Fund, authorized and declared a 2-for-1 split of the preferred shares of beneficial Interest of the Fund, par value $.01 per share, liquidation preference $50,000 per share, designated, respectively, Auction Preferred Shares, Series A ("APS Series A"), Auction Preferred Shares, Series B ("APS Series B"), Auction Preferred Shares, Series C ("APS Series C") and Auction Preferred Shares, Series D ("APB Series D") (collectively, the APS Series A, APB Series B, APS Series C and APB Series D are referred to as "APS"). The stock split is to be effected by means of a division of each outstanding share of APS into two preferred shares of beneficial interest, par value $.01 per share, liquidation preference $25,000 per share.


         SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I and Section 7 of Part II of the Certificate of Vote, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

         (a) The first paragraph of the vote establishing four series of preferred shares of beneficial interest is hereby amended by replacing such paragraph with the following:

                  First: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article VI of Its Declaration of Trust (which, as amended or restated from time to time is, together with this Certificate of Vote, herein called the "Declaration of Trust"), the Board of Trustees hereby authorizes the issuance of four series of 12,000 shares of Its authorized preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), liquidation preference of $25,000 per share, designated, respectively, Auction Preferred Shares, Series A ("APS Series A"), Auction Preferred Shares, Series B ("APB Series B"), Auction Preferred Shares, Series C ("APS Series C") and Auction Preferred Shares, Series D ("APB Series D") (collectively, the APS Series A, APS Series B, APS Series C and APS Series D are referred to as "APB").

                  (b) The first four paragraphs under the heading "DESIGNATION" of the Certificate of Vote are hereby amended by replacing such paragraphs with the following:

                  APS SERIES A: A series of 3,000 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series A" (hereinafter, "APB Series A"). Each share of APS Series A shall be issued on December 10, 1991; have an Applicable Rate for its Initial Dividend Period equal to 4.50% per annum, have an Initial Dividend Payment Date of January 7, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in
                  Part I and Part II of this Certificate of Vote. The APS Series A shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series A shall be Identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  APS SERIES B: A series of 3,000 preferred shares of beneficial Interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series B" (hereinafter, "APS Series B"). Each share of APS Series B shall be issued on December 10, 1991; have an Applicable Rate for its Initial Dividend Period equal to 4.50% per annum, have an Initial Dividend Payment Date of January 15, 1992; and have such other preferences, limitations and relative voting rights, In addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in
                  Part I and Part II of this Certificate of Vote. The APS Series B shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series B shall be Identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  APS SERIES C: A series of 3,000 preferred shares of beneficial Interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series C" (hereinafter, "APS Series C"). Each share of APS Series C shall be Issued on December 10, 1991; have an Applicable Rate for its Initial Dividend Period equal to 4.50% per annum, have an Initial Dividend Payment Date of January 9, 1992; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth In the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth in
                  Part I and Part II of this Certificate of Vote. The APS Series C shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series C shall be Identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  APS SERIES D: A series of 3,000 preferred shares of beneficial interest, $.01 par value, liquidation preference $25,000 per share, is hereby designated "Auction Preferred Shares, Series D" (hereinafter, "APS Series D"). Each share of APS Series D shall be Issued on December 10, 1991; have an Applicable Rate for Its Initial Dividend Period equal to 4.50% per annum, have an Initial Dividend Payment Date of January 10, 1992; and have such other preferences, limitations and relative voting rights, In addition to those required by applicable law or set forth in the Declaration of Trust applicable to preferred shares of beneficial interest of the Fund, as are set forth In
                  Part I and Part II of this Certificate of Vote. The APS Series D shall constitute a separate series of Preferred Shares of beneficial interest of the Fund, and each share of APS Series D shall be identical except as provided in Section 3 of Part I of this Certificate of Vote.

                  (c) Section 2(c)(ii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  The amount of dividends per share payable on shares of any series of APS on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the respective Applicable Rate in effect for such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period is a Rate Period, or is contained in a Rate Period, of less that one year and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

                  (d) Section 3(a)(i) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  After the Initial Dividend Period with respect to any series of APB and upon giving a Notice of Redemption, as provided below, the Fund at its option may redeem shares of any series of APS, in whole or in part, on the second Business Day next preceding any Dividend Payment Date applicable to those shares of APS called for redemption, out of funds legally available therefor, at the Optional Redemption Price; provided that during a Special Dividend Period of 365 days or more no share of APS will be subject to optional redemption during any Non-Call Period; provided, that shares of any series of APS may not be redeemed in part of any such partial redemption fewer than 500 shares of such series remain outstanding.

                  (e) Section 5(g) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Right to Vote with Respect to Certain Other Matters. If the Fund has more than one series of APB outstanding, the affirmative vote of the holders of a majority (unless a higher percentage vote is required under the Declaration of Trust or under this Certificate of Vote) of the outstanding shares of each series of APB, each voting as a separate class, is required with respect to any matter that materially affects the series In a manner different from that of other. series of classes of the Fund's shares, including without limitation any proposal to do the following: (1) increase or decrease the aggregate number of authorized shares of the series; (2) effect any exchange, reclassification, or cancellation of all or part of the shares of the series; (3) effect an exchange, or create a right of exchange, of all or any part of the shares of the series; (4) change the rights or preferences of the shares of the series; (5) change the shares of the series, whether with or without par value, of the same or another class or series; (6) create a new class or series of shares having rights and preferences prior and superior to the shares of the series, or Increase the rights and preferences or the number of authorized shares of a series having rights and preferences prior or superior to the shares of the series; or
                  (7) cancel or otherwise affect distributions on the shares of the series that have accrued but have not been declared. To the extent that the interest of a series of APB affected by a matter are substantially identical to the Interests of another series of APS affected by such matter (e.g., a vote of shareholders required under Section 13(a) of the 1940 Act), each such series shall vote together collectively as one class. The vote of holders of each series of APS described above will in each case be in addition to a separate vote of the requisite percentage of Common Shares and APS necessary to authorize the action in question.

                  (f) Section 6(a) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or Involuntary, the Holders of the APS then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the APS upon dissolution, liquidation or winding up, an amount equal to the liquidation preference with respect to such shares. The liquidation preference for the APS shall be $25,000 per share, plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to the date of final distribution In same-day funds, together with any payments required to be made pursuant to Section 12 in connection with the liquidation of the Fund.

                  (g) Section 15(f) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "APB Basic Maintenance Amount," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of APS Outstanding on such date multiplied by $25,000; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to (but not Including) the first respective Dividend Payment Dates for each of the APS Outstanding that follow such Valuation Date; (C) the amount equal to the Projected Dividend Amount (based on the number of APS Outstanding on such date); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Additional Dividend Liability as of such Valuation Dale; (F) the amount of any premium payable pursuant to a Premium Call Period; and (G) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through
                  (i)(F) (including, without limitation, any amounts described in Section 13 of Part I as required to be treated as liabilities in connection with the Fund's transactions in futures and options and including any payables for municipal securities purchased as of such Valuation Date) less (ii) either (A) the face value of any of the Fund's assets Irrevocably deposited by the Fund for the payment of any of
                  (i)(A) thorough (i)(G) if such assets mature within the Moody's Exposure Period and are either securities issued or guaranteed by the United States Government or have a rating assigned by Moody's of P1, VMIG-1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (B) the Discounted Value of such assets. For purposes of the APS Basic Maintenance Amount In connection with S&P's ratings of the APS, with respect to any transactions by the Fund in futures contracts, the Fund shall include as liabilities (i) 30% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on the Municipal Index which are owned by the Fund plus (ii) 25% of the aggregate settlement value, as marked to market, of any outstanding futures contracts based on Treasury Bonds which contracts are owned by the Fund. For purposes of the APB Basic Maintenance Amount In connections with Moody's rating of the APS, with respect to any transactions by the Fund in securities options, the Fund shall include as liabilities (i) 10% of the exercise price of a call option written by the Fund and (ii) the exercise price of any written put option.

                  (h) Section 15(ii) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Mandatory Redemption Price" means $25,000 per share of APB plus an amount equal to accumulated but unpaid dividends thereon to the date fixed for redemption (whether or not earned or declared).

                  (i) Section 15(yy) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Optional Redemption Price" shall mean (i) $25,000 per share of APB in the case of a 7 day or 26-day Dividend Period or a Special Dividend Period of less than 365 days or (ii) with respect to a Special Dividend Period of 365 days or more the Optional Redemption Price set forth in the Specific Redemption Provisions in connection therewith; in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

                  (j) Section 15(ppp) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Specific Redemption Provisions" means, with respect to any Special Dividend Period of 365 or more days, either, or any combination of, (i) a period (a "Non-Call Period") determined by the Board of Trustees, after consultation with the Broker-Dealers, during which the shares subject to such Special Dividend Period are not subject to redemption at the option of the Fund, and (ii) a period (a "Premium Cell Period"), consisting of a number of whole years and determined by the Board of Trustees, after consultation within the Broker-Dealers, during each year of which the shares subject to such Special Dividend Period shall be redeemable at the Fund's option at a price per share equal to $25,000 plus accumulated by unpaid dividends plus a premium expressed as a percentage of $25,000 as determined but the Board of Trustees after consultation with the Broker-Dealers; provided, that during any Special Dividend Period of 365 or more days if, on the date of determination of the Applicable Rate for such series, such Applicable Rate equaled or exceeded the Treasury Rate, the Fund may redeem APB without regard to any Non-Call Period or Premium Call Period at the Mandatory Redemption Price.

                            ARTICLES OF AMENDMENT TO
                       THE CERTIFICATE OF VOTE OF TRUSTEES
              CHANGING THE TIME WHEN THE FUND MUST DELIVER A LETTER
                FROM AN INDEPENDENT ACCOUNTANT TO RATING AGENCIES


         Van Kampen Municipal Trust, a Massachusetts business trust (the "Fund"), certifies to the Secretary of State of the Commonwealth of Massachusetts as follows:


         FIRST: On September 25, 2003, the Board of Trustees of the Fund, pursuant to the provisions of Article VI of the Amended and Restated Declaration of Trust (the "Declaration of Trust") of the Fund and Section 5 of Part I of the Certificate of Vote of Trustees Establishing a Class of Preferred Shares (the "Certificate of Vote") of the Fund, authorized an amendment to the Certificate of Vote to change the timing of filing certain reports with rating agencies from quarterly to annually and to make conforming changes to the Certificate of Vote.


         SECOND: Pursuant to the provisions of Article VI of the Declaration of Trust and Section 5 of Part I of the Certificate of Vote of the Fund, the following amendments to the Certificate of Vote have been duly adopted and approved by a majority of the Trustees of the Fund.

         C. Section 5 (d) (ii) of Part I of the Certificate of Vote is hereby amended to replace the term "Quarterly Valuation Date" with the term "Annual Valuation Date."

         D. The second and third sentences of Section 9(b) of Part I of the Certificate of Vote are hereby amended to replace such sentences with the following:

                  The Fund shall also deliver to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) an APS Basic Maintenance Report as of the last Valuation Date of each month on or before the third Business Day after such day. The Fund shall also deliver to S&P (if S&P is then rating the APS) and Moody's (if Moody's is then rating the
                  APS) an APS Basic Maintenance Report whenever (i) the Fund shall have redeemed APS or Common Shares, (ii) the Fund shall fail to have S&P Eligible Assets or Moody's Eligible Assets with an aggregate Discounted Value at least equal to 105% of the APS Basic Maintenance Amount, or (iii) whenever requested by Moody's or S&P, in each case on or before the third Business Day after such day.

         E. Section 9 (c) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  Within ten Business Days after the date of delivery of an APS Basic Maintenance Report in accordance with paragraph (b) of this Section 9 relating to an Annual Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the APS), Moody's (if Moody's is then rating the APS) and the Auction Agent (if either S&P or Moody's is then rating the APS) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that, in such Report, the Fund determined in accordance with this Certificate of Vote whether the Fund had, at such Annual Valuation Date, S&P Eligible Assets (if S&P is then rating the
                  APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the APS) of an aggregate Discounted Value at least equal to the APS Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

         F. The final clause of Section 13 (a) (i) of Part I of the Certificate of Vote, which read "there shall be a quarterly audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or" is hereby amended to replace such clause with the following:

                  there shall be an annual audit made of the Fund's futures and options transactions by the Fund's independent accountants to confirm that the Fund is in compliance with these standards; or

         G. E. Section 15 (h) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "APS Basic Maintenance Report" shall mean a report signed by any of the President, Treasurer, any Senior Vice President or any Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), the APS Basic Maintenance Amount, the net asset value and market trading price per Common Share, and the total return percentage for the relevant valuation period.

         H. F. Section 15 (ddd) of Part I of the Certificate of Vote is hereby amended to replace such section with the following:

                  "Annual Valuation Date" shall mean the last Business Day of each fiscal year of the Fund.

         IN WITNESS WHEREOF, the undersigned has caused this Certificate of Vote to be executed as of March 8, 2004.




                                              ----------------------------
                                              A. Thomas Smith III
                                              Vice President and Secretary


State of New York    )
                     )  ss
County of New York   )

         Then personally appeared before me A. Thomas Smith III, who acknowledged the foregoing instrument to be his free act and deed and the free act and deed in his capacity as Vice President and Secretary of Van Kampen Municipal Trust.

                                              Before me,



                                              ----------------------------
                                              Notary Public

                                   APPENDIX C

                     ACQUIRING FUND ANNUAL REPORT DATED [ ]

                           [To be filed by amendment]

                                   APPENDIX D

                       TARGET FUND ANNUAL REPORT DATED [ ]

                           [To be filed by amendment]

                                   APPENDIX E

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

IV.      POLICY STATEMENT

         Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Proxy Voting Policy and Procedures") with respect to securities held in the accounts of clients apply to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. The policies and procedures and general guidelines in this section will be reviewed and updated, as necessary, to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

         Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds) (collectively referred to as the "MSIM Funds"), each MSIM Affiliate will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Boards of Directors or Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management or Investment Advisory Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

         Proxy Research Services -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. While the MSIM Affiliates may review and utilize the ISS and IRRC recommendations in making proxy voting decisions, they are in no way obligated to follow the ISS and IRRC recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

         Voting Proxies for Certain Non-US Companies -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

III.     GENERAL PROXY VOTING GUIDELINES

         To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may, pursuant to the procedures set forth in Section IV. below, vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard.

VI.      GUIDELINES

         A.   MANAGEMENT PROPOSALS

              1. When voting on routine ballot items, unless otherwise determined by the Proxy Review Committee, the following proposals will be voted in support of management.

                  o     Selection or ratification of auditors.

                  o Approval of financial statements, director and auditor reports.

                  o     General updating/corrective amendments to the chatter.

                  o     Approval of the payment of a dividend.

                  o Proposals to limit Directors' liability and/or broaden indemnification of Directors.

                  o Proposals requiring that a certain percentage (up to 66%) of the company's Board members be independent Directors.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  o Proposals recommending set retirement ages or requiring specific levels of stock ownership by Directors.

                  o     Proposals to eliminate cumulative voting.

                  o     Proposals to eliminate preemptive rights.

                  o Proposals for confidential voting and independent tabulation of voting results.

                  o Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

              2. Election of Directors. In situations where no conflict exists, and where no specific governance deficiency has been noted, unless otherwise determined by the Proxy Review Committee, will be voted in support of nominees of management.

                        Unless otherwise determined by the Proxy Review
                  Committee, a withhold vote will be made where:

                        (i) A nominee has, or any time during the previous three years had, a relationship with the issuer (e.g., investment banker, counsel or other professional service provider, or familial relationship with a senior officer of the issuer) that may impair his or her independence;

                        (ii) A direct conflict exists between the interests of the nominee and the public shareholders; or

                        (iii) Where the nominees standing for election have not taken action to implement generally accepted governance practices for which there is a "bright line" test. These would include elimination of dead hand or slow hand poison pills, requiring Audit, Compensation or Nominating Committees to be composed of independent directors and requiring a majority independent board.

              3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, unless otherwise determined by the Proxy Review Committee, will be voted in support of management.

                  CAPITALIZATION CHANGES

                  o Proposals relating to capitalization changes that eliminate other classes of stock and voting rights.

                  o Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if. (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                  o Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

                  o     Proposals for share repurchase plans.

                  o Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

                  o     Proposals to effect stock splits.

                  o Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

                  COMPENSATION

                  o Proposals relating to Director fees, provided the amounts are not excessive relative to outer companies in the country or industry.

                  o Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

                  o Proposals for the establishment of Employee Stock Option Plans and other employee ownership plans.

                  ANTI-TAKEOVER MATTERS

                  o Proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

                  o Proposals relating to the adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

              4. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, unless otherwise determined by the Proxy Review Committee, will be voted against (notwithstanding management support).

                  o Proposals to establish cumulative voting rights in the election of directors.

                  o Proposals relating to capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

                  o Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or super-voting rights.

                  o     Proposals to create "blank check" preferred stock.

                  o Proposals relating to changes in capitalization by 100% or more.

                  o Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

                  o Proposals to amend bylaws to require a supermajority shareholder vote to pass or repeal certain provisions.

                  o     Proposals to indemnify auditors.

              5. The following types of non-routine proposals, which potentially may have a substantive financial or best interest impact on an issuer, will be voted as determined by the Proxy Review Committee.

                  CORPORATE TRANSACTIONS

                  o Proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, including, among other things, MSM internal company-specific knowledge.

                  o Proposals relating to change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

                  o Proposals relating to shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

                  o Proposals relating to Executive/ Director stock option plans. Generally, stock option plans should meet the following criteria:

                        (i) Whether the stock option plan is incentive based;

                        (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

                        (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

                  ANTI-TAKEOVER PROVISIONS

                  o Proposals requiring shareholder ratification of poison pills.

                  o Proposals relating to anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

         B.   SHAREHOLDER PROPOSALS

              1. The following shareholder proposals will be supported, unless otherwise determined by the Proxy Review Committee:

                  o Proposals requiring auditors to attend the annual meeting of shareholders.

                  o Proposals requiring non-U.S. companies to have a separate Chairman and CEO.

                  o Proposals requiring that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

                  o Proposals requiring that a certain percentage of the company's members be comprised of independent and unaffiliated Directors.

                  o     Proposals requiring confidential voting.

                  o Proposals to reduce or eliminate of supermajority voting requirements.

                  o Proposals requiring shareholder approval for shareholder rights plan or poison pill.

                  o Proposals to require the company to expense stock options.

              2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

                  o     Proposals that limit tenure of directors.

                  o     Proposals to limit golden parachutes.

                  o Proposals requiring directors to own large amounts of stock to be eligible for election.

                  o Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

                  o Proposals that limit retirement benefits or executive compensation.

                  o Proposals requiring shareholder approval for bylaw or charter amendments.

                  o Proposals requiring shareholder approval of executive compensation.

                  o Proposals requiring shareholder approval of golden parachutes.

                  o Proposals to eliminate certain anti-takeover related provisions.

                  o     Proposals to prohibit payment of greenmail.

              3. The following shareholder proposals will not be supported, unless otherwise determined by the Proxy Review Committee.

                  o Proposals to declassify the Board of Directors (if management supports a classified board).

                  o Proposals requiring a U.S. company to have a separate Chairman and CEO.

                  o Proposals requiring that the company prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

                  o Proposals to add restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

                  o Proposals that require inappropriate endorsements or corporate actions.

VII.     ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

         A.   PROXY REVIEW COMMITTEE

              1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them.

                  (a) The Committee, which is appointed by MSIM's Chief Investment Officer ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. The Committee is responsible for establishing MSIM's proxy voting policy and guidelines and determining how MSIM will vote proxies on an ongoing basis.

                  (b) The Committee will periodically review and have the authority to amend, as necessary, these Proxy Voting Policy and Procedures and establish and direct voting positions consistent with the Client Proxy Standard.

                  (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

                  (d) The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Proxy Voting Policy and Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in these Policy and Procedures; and (3) determine how to vote matters for which specific direction has not been provided in these Policy and Procedures. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS and IRRC recommendations and the research as well as any other relevant information they may request or receive.

                  (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee shall be comprised of the Chairman of the Proxy Review Committee, the Compliance Director for the area of the firm involved or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee and MSIM's Chief Investment Officer or his/her designee. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

                  (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/ Directors of those investment companies at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

                  (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable portfolio managers, the Compliance Departments and, as necessary, ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

         B.   IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

              1. If there is a possibility that a vote may involve a material conflict of interest, the vote must be decided by the Special Committee in consultation with MSIM's General Counsel or his/her designee.

              2. A material conflict of interest could exist in the following situations, among others:

                  (a) The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer;

                  (b) The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates; or

                  (c) Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

         C.  PROXY VOTING REPORTS

              1. MSIM will promptly provide a copy of these Policy and Procedures to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

              2. MSIM's legal department is responsible for filing an annual Form N-PX on behalf of each registered management investment company for which such filing is required, indicating how all proxies were voted with respect to such investment company's holdings.

                           PART C: OTHER INFORMATION


ITEM 15. INDEMNIFICATION

     Section 5.3 of the Registrant's Declaration of Trust, a copy of which is filed as an exhibit hereto, provides for indemnification, as set forth below:

     "Section 5.3 Mandatory Indemnification.

          (a) Subject to the exceptions and limitations contained in paragraph
     (b) below:

               (i) every person who is or has been a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

               (ii) the words, "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

          (b) No indemnification shall be provided hereunder to a Trustee or officer:

               (i) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

               (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

               (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i) or
          (b)(ii) resulting in a payment by a Trustee or officer, unless there has been either a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that he did not engage in such conduct:

                    (A) by vote of a majority of the Disinterested Trustees
               acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                    (B) by written opinion of independent legal counsel.

                    (C) The rights of indemnification herein provided by be
               insured against by policies maintained by the Trust, shall be severable, shall not effect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a Person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators, and assigns of such Person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

                    (D) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 5.3, provided that either

                         (i) such undertaking is secured by a surety bond or
                    some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                         (ii) a majority of the Disinterested Trustees acting on
                    the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

     As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending."

ITEM 16.  EXHIBITS

     1.   (a)  Declaration of Trust of the Registrant and amendments thereto ++

          (b)  Form of Certificate of Vote Establishing Preferred Shares+++
     2.        Bylaws of the Registrant++
     3.        Not applicable
     4.        Form of Agreement and Plan of Reorganization ++++
     5. (a) Specimen share certificate for common shares of the Registrant++
          (b) Specimen share certificate for preferred shares of the Registrant++
     6.   (a)  Investment Advisory Agreement++
          (b)  Administration Agreement++
     7.        Not Applicable
     8.        Not Applicable
     9.        Custodian Contract
     10.       Not Applicable
     11.  (a)  Consent of Skadden, Arps, Slate, Meagher & Flom
               LLP, counsel for the Registrant+
          (b)  Opinion of Skadden, Arps, Slate, Meagher & Flom LLP++
     12.       Tax opinion of Skadden, Arps, Slate, Meagher & Flom LLP++
     13.  (a)  Transfer Agency Agreement++
          (b)  Auction Agency Agreement++
          (c)  Form of Broker-Dealer Agreement++
          (d)  Form of Letter of Representations++
     14. (a) Consent of independent registered public accounting firm for the Registrant++
          (b) Consent of independent registered public accounting firm for the Target Fund++
     15.       Not Applicable
     16.       Power of Attorney+
     17.  (a)  Code of Ethics of the Investment Advisor++
          (b)  Code of Ethics of the Funds++
          (c)  Proxy card for the Target Fund

   + Filed herewith.
  ++ To be filed by further amendment.
 +++ Filed as Appendix B to the Statement of Additional Information and incorporated herein by reference to Registrant's Registration Statement on Form N-14 as filed via EDGAR on March 18, 2005
++++ Filed as Appendix A to the Statement of Additional Information and incorporated herein by reference to Registrant's Registration Statement on Form N-14 as filed via EDGAR on March 18, 2005.

ITEM 17. UNDERTAKINGS

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended, the reoffering prospectus will contain information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees that, if the Reorganizations discussed in the registration statement close, it shall file by post-effective amendment either a copy of the Internal Revenue Service private letter ruling applied for or an opinion supporting the tax matters discussed in the registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the Sate of New York, on March 18, 2005.

                                   VAN KAMPEN MUNICIPAL TRUST

                                   By: /s/ Lou Anne McInnis
                                       ------------------------------------
                                       Lou Anne McInnis
                                       Assistant Secretary

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

               SIGNATURES                               TITLE
               ----------                               -----

Principal Executive Officer:

          /s/ Ronald E. Robison               Executive Vice President
-------------------------------------------   and Principal Executive Officer
              Ronald E. Robison

Principal Financial Officer:

          /s/ James W. Garrett
-------------------------------------------   Chief Financial
              James W. Garrett                Officer and Treasurer


Trustees:

          /s/ David C. Arch*                  Trustee
-------------------------------------------
              David C. Arch


          /s/ Jerry D. Choate*                Trustee
-------------------------------------------
              Jerry D. Choate


          /s/ Rod Dammeyer*                   Trustee
-------------------------------------------
              Rod Dammeyer

          /s/ Linda Hutton Heagy*             Trustee
-------------------------------------------
              Linda Hutton Heagy

          /s/ R. Craig Kennedy*               Trustee
-------------------------------------------
              R. Craig Kennedy

          /s/ Howard J Kerr*                  Trustee
-------------------------------------------
              Howard J Kerr

          /s/ Mitchell M. Merin*              Trustee
-------------------------------------------
              Mitchell M. Merin

          /s/ Jack E. Nelson*                 Trustee
-------------------------------------------
              Jack E. Nelson

          /s/ Richard F. Powers, III*         Trustee
-------------------------------------------
              Richard F. Powers, III

          /s/ Hugo F. Sonnenschein*           Trustee
-------------------------------------------
              Hugo F. Sonnenschein

          /s/ Wayne W. Whalen*                Trustee
-------------------------------------------
              Wayne W. Whalen

          /s/ Suzanne H. Woolsey*             Trustee
-------------------------------------------
              Suzanne H. Woolsey

* Signed by Lou Anne McInnis pursuant to a power of attorney filed herewith.

          /s/ Lou Anne McInnis               March 18, 2005
-------------------------------------------
              Lou Anne McInnis
              Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14
                           VAN KAMPEN MUNICIPAL TRUST


Exhibit
-------
 11(a)   Consent of Skadden, Arps, Slate, Meagher & Flom LLP
 16      Power of Attorney